As filed with the Securities and Exchange Commission on June 18, 2008

                                                              File No. 333-_____

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. ___
                        Post-Effective Amendment No. ___

                        (Check appropriate box or boxes)


                          PIONEER TAX FREE INCOME FUND

               (Exact Name of Registrant as Specified in Charter)

                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                       Pioneer Investment Management, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                        Copies to: Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               One Federal Street
                           Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

It is proposed that this registration statement will become effective on July 18, 2008, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                            COMBINED PROXY STATEMENT

                                       OF

                    PIONEER MUNICIPAL AND EQUITY INCOME TRUST

                                       AND

                                 PROSPECTUS FOR

                                CLASS A SHARES OF
                          PIONEER TAX FREE INCOME FUND

           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR SEPTEMBER 11, 2008

To the Shareholders of Pioneer Municipal and Equity Income Trust:

     This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

     A special shareholder meeting for your fund will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts on September 11, 2008, at 2:00 p.m., Eastern Time (the "Meeting"), to consider the following:

     1. A proposal to approve an Agreement and Plan of Merger between your fund and Pioneer Tax Free Income Fund. Under this Agreement and Plan of Merger, your fund (a closed-end fund) will merge with and into an open-end fund, Pioneer Tax Free Income Fund.

     2.   Any other business that may properly come before the Meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on July 7, 2008 are entitled to vote at the Meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your fund may be required to make additional solicitations.

                                             By Order of the Board of Trustees,

                                             /s/Dorothy E. Bourassa

                                             Dorothy E. Bourassa
                                             Secretary

Boston, Massachusetts
_______________, 2008

                            COMBINED PROXY STATEMENT

                                       OF

                    PIONEER MUNICIPAL AND EQUITY INCOME TRUST

                                       AND

                                 PROSPECTUS FOR

                                CLASS A SHARES OF
                          PIONEER TAX FREE INCOME FUND

           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in either Pioneer Fund (each sometimes referred to herein as a "fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  INTRODUCTION

     This combined proxy statement/prospectus, dated __________, 2008 (the "Proxy Statement/Prospectus"), is being furnished to shareholders of Pioneer Municipal and Equity Income Trust (NYSE symbol: PBF) in connection with the solicitation by the Board of Trustees (the "Board" or the "Trustees") of proxies to be used at a special meeting of the shareholders of Pioneer Municipal and Equity Income Trust to be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts on September 11, 2008, at 2:00 p.m., Eastern Time (the "Meeting"). The Proxy Statement/Prospectus is being mailed to shareholders of Pioneer Municipal and Equity Income Trust on or about __________, 2008.

     The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to merge Pioneer Municipal and Equity Income Trust with and into Pioneer Tax Free Income Fund, an open-end fund (commonly referred to as a "mutual fund"). Pioneer Tax Free Income Fund and your fund have the same investment adviser, Pioneer Investment Management, Inc. ("Pioneer"). Reorganizing your fund into Pioneer Tax Free Income Fund will enable you to share in certain potential benefits, including (i) the opportunity to invest in an established open-end fund that, like your fund, pursues a tax-oriented investment approach and also offers lower expenses and a comparable tax-equivalent yield; (ii) elimination of the discount to net asset value at which shares of your fund have traded historically; (iii) the ability to redeem your shares at their net asset value on a daily basis; and (iv) allowing you to choose the timing of any recognition of taxable gain or loss occasioned by the redemption of shares. These potential benefits are described in greater detail below. It should be noted that past performance is no assurance of future results.

     The Trustees recommend that you vote FOR this proposal.

     The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Merger that provides for the merger of your fund into Pioneer Tax Free Income Fund (the "Merger"). Please read the Proxy Statement/Prospectus carefully, including Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary.

     The date of this Proxy Statement/Prospectus is __________, 2008.

     Additional information about each Pioneer Fund has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.

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Where to Get More Information
----------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund's current Class A shares       On file with the SEC (http://www.sec.gov) and
prospectus, multi-class statement of additional             available at no charge by calling our toll-free
information, and any applicable supplements.                number: 1-800-225-6292

Each Pioneer Fund's most recent annual and
semi-annual reports to shareholders.                        On file with the SEC (http://www.sec.gov) and
                                                            available at no charge by calling our toll-free
                                                            number: 1-800-225-6292. See "Available
                                                            Information."
----------------------------------------------------------------------------------------------------------------
A statement of additional information for this Proxy        On file with the SEC (http://www.sec.gov) and
Statement/Prospectus (the "SAI"), dated [ ], 2008. It       available at no charge by calling our toll-free
contains additional information about the Pioneer Funds.    number: 1-800-225-6292. This SAI is incorporated
                                                            by reference into this Proxy Statement/Prospectus.
----------------------------------------------------------------------------------------------------------------

To ask questions about this Proxy Statement/Prospectus.     Call our toll-free telephone number: 1-800-225-6292.
----------------------------------------------------------------------------------------------------------------

How the Merger Will Work

     o The Merger is scheduled to occur as of the close of business on [ ], 2008 but may occur on such later date as the parties may agree in writing (the "Closing Date").

     o Your fund will merge with and into an open-end fund, Pioneer Tax Free Income Fund. All of the assets and liabilities of your fund will become the assets and liabilities of Pioneer Tax Free Income Fund, and your fund will cease to exist. The outstanding common shares of your fund will be converted into a number of whole or fractional Class A shares of Pioneer Tax Free Income Fund with an aggregate net asset value equal to the aggregate net asset value of the common shares of your fund immediately prior to the Merger. Your fund's net asset value can be expected to vary from the market value attributable to your fund's common shares. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date.

     o Holders of each of your fund's common shares and Auction Market Preferred Shares ("AMPS") are entitled to vote on the Agreement and Plan of Merger. An affirmative vote of a majority of the outstanding common shares and an affirmative vote of a majority of the outstanding AMPS, voting separately, will be required to approve the Agreement and Plan of Merger. However, after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. Only common shares will be converted into Class A shares of Pioneer Tax Free Income Fund in the Merger.

     o No sales load, contingent deferred sales charge, commission, redemption fee or other transaction fee will be charged as a result of the Merger. After the Merger, holders of common shares of your fund will be able to exchange your Class A shares of Pioneer Tax Free Income Fund into Class A shares of other Pioneer Funds without a sales charge. Class A shares are subject to a Rule 12b-1 fee of 0.25%. Class A shares do not currently charge a redemption fee.

     o The Merger generally will not result in income, gain or loss being recognized for federal income tax purposes by either Pioneer Fund or its common shareholders. However, prior to the Closing Date, your fund is expected to sell certain securities in its portfolio, including all of its non-municipal securities. The disposition of these securities could result in significant brokerage expense to your fund and also will cause your fund to realize gains or losses in its current tax year, which will end on the Closing Date. Your fund will be able to offset any net gain from such securities dispositions with its available net capital loss carryovers, and any gain not so offset will result in a distribution that will be taxable to you. The Trustees anticipate, however, that there will be sufficient loss carryovers to offset any net gain recognized by your fund as a result of securities dispositions. In addition, as noted above, after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. Holders of AMPS will recognize gain or loss equal to the difference between the amount realized on the redemption and the shareholder's tax basis in the shares redeemed.

     o Any net capital loss carryovers of your fund not used in the taxable year ending on the Closing Date may be utilized in the future by Pioneer Tax Free Income Fund, as the surviving single entity, subject to tax law limitations resulting from the Merger. Subject to applicable limitations, Pioneer Tax Free Income Fund, as the surviving single entity, will be able to utilize its separate tax loss carryforwards against capital gains recognized by Pioneer Tax Free Income Fund following the Merger.

     o In recommending the Merger, the Board of Trustees of each Pioneer Fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Pioneer Funds, Pioneer Investment Management, Inc., the Pioneer Funds' investment adviser ("Pioneer"), or Pioneer Funds Distributor, Inc., Pioneer Tax Free Income Fund's principal underwriter and distributor ("PFD") (the "Independent Trustees"), have determined that the Merger is in the best interest of the Pioneer Fund and will not dilute the interests of shareholders of the Pioneer Fund. The Trustees of each Pioneer Fund have made this determination based on factors that are discussed below and in greater detail under the proposal.

Why Your Fund's Trustees Recommend the Merger

     The Trustees believe that merging your fund with and into Pioneer Tax Free Income Fund offers you a number of potential benefits, which are highlighted by the following discussion of key differences between the two funds. These potential benefits and considerations include:

     o Liquidity at net asset value. Pioneer Tax Free Income Fund is an open-end fund that permits redeeming or purchasing shares at net asset value. The Trustees noted that, because common shares of closed-end funds, such as your fund, are not redeemable and instead are bought and sold on the open market, the market price of these shares is influenced by a number of factors and, at times, may trade at a discount (or premium) to net asset value. Your fund's net asset value per share can be expected to vary from the market price of its shares, and your fund's common shares generally have traded at a discount to net asset value, ranging from (3.02)% (high) to (17.25)% (low) over the past two years ended February 29, 2008 and currently have traded at a discount of (6.14)% as of April 30, 2008. The Trustees noted that the merger of your fund into Pioneer Tax Free Income Fund effectively would provide your fund's shareholders with liquidity for their common shares at net asset value, thereby eliminating the discount at which your fund's common shares historically have traded. The Trustees also noted requests for enhanced liquidity from shareholders and changes in your fund's shareholder base related to investors seeking liquidity.

     o Tax-oriented investment approach. Pioneer Tax Free Income Fund is an established open-end fund that, like your fund, invests in municipal securities that provide income that is exempt from regular federal income tax. The portion of your fund's portfolio invested in municipal securities is similar in many respects to Pioneer Tax Free Income Fund, including overall credit quality, maturity distribution and sector weights. However, unlike Pioneer Tax Free Income Fund, your fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. As noted above, prior to the Closing Date, your fund will sell the non-municipal securities in its portfolio.

     o Comparable Performance. Pioneer Tax Free Income Fund's performance was comparable to your fund's performance. As of February 29, 2008, your fund's average annual returns for the past one and three year periods were (14.69)% and 0.72%, respectively. In comparison, Pioneer Tax Free Income Fund's Class A shares' average annual returns as of March 31, 2008 for the past one and three year periods were (5.14)% and 1.29%, respectively. As of February 29, 2008, the average annual return of your fund since its inception on January 30, 2004 is 3.18%. As of March 31, 2008, the average annual return of Class A shares of Pioneer Tax Free Income Fund since its inception on January 18, 1977 is 5.82%.

     o Yield. The combined fund is expected to have a yield that is comparable to the yield of your fund. Your fund currently offers a slightly higher yield than Pioneer Tax Free Income Fund, mostly as a result of its somewhat higher exposure to below investment-grade bonds. Your fund's portfolio of municipal bonds has a yield calculated using its book value ("book yield") of approximately 6%. Pioneer Tax Free Income Fund's portfolio has a book yield of approximately 5.4%. As of March 31, 2008 the 30-day SEC yields for your Fund's common shares and the Class A shares of Pioneer Tax Free Income Fund were 8.03% and 4.43%, respectively.

     o Lower operating expenses. The pro forma gross expense ratio for the combined fund's Class A shares is anticipated to be 0.87%. In addition, if shareholders of your fund approve the Merger, Pioneer will contractually agree to limit ordinary operating expense to the extent required to reduce the combined fund's expenses to 0.89% of the average daily net assets attributable to Class A shares of the combined fund. The historical expense ratio for common shares of your fund is 1.26% (the expense ratio does not reflect the effect of dividend payments to preferred shareowners). Therefore, the expense ratio will be lower for the Class A shares of the combined fund as compared to the common shares of your fund. The expense limitation discussed above would be in effect for three years from the date of the Merger. There can be no assurance that Pioneer will extend the expense limitation beyond such time.

     o Lower management fees. Pioneer Tax Free Income Fund pays a lower management fee rate. Pioneer Tax Free Income Fund's current management fee rate of 0.48% of average daily net assets and the combined fund's anticipated pro forma management fee rate of 0.45% of average daily net assets are each lower than your fund's management fee, which is 0.60% of your fund's average daily managed assets (which is equivalent to 0.83% of your fund's average daily net assets attributable to common shareowners).

     o Tax Consequences. The transaction is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore you will not recognize gain or loss for federal income tax purposes on the conversion of your fund shares into Class A shares of Pioneer Tax Free Income Fund. However, in considering the Merger, the Board noted that prior to the Closing Date, your fund is expected to sell certain securities in its portfolio, including all of its non-municipal securities. The Board recognized that the sale of these securities could result in significant brokerage expense to your fund and also will cause your fund to realize gains or losses in the current tax year, which would then be distributed to shareholders in one or more taxable distributions. The Board also considered that your fund will be able to offset any net gain from the disposition of such securities with its available net capital loss carryovers. The Board anticipates that there will be sufficient loss carryovers to offset any net gain recognized by your fund as a result of securities dispositions. The Board also noted that after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. The Board considered that holders of AMPS will recognize gain or loss equal to the difference between the amount realized on the redemption and the shareholder's tax basis in the shares redeemed.

     o Alternatives. If the Merger is not approved, the Board will meet to consider all available options, including liquidating your fund to provide all shareholders the opportunity to receive their net asset value and make their own choices as to how to invest their assets.

     o Other differences. Your fund has used investment leverage through the issuance of AMPS. Your fund has currently issued AMPS with an aggregate liquidation preference of approximately 32% of the fund's total assets. In contrast, Pioneer Tax Free Income Fund may not use leverage through AMPS. As noted above, after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. Holders of AMPS will receive $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon through the date fixed for redemption.

          There are differences in shareholder voting between your fund and Pioneer Tax Free Income Fund. Generally, shareholders of listed closed-end funds like your fund have greater voting rights, including rights to vote at annual meetings for the election of trustees in accordance with NYSE rules. Your voting rights and the voting rights of shareholders of Pioneer Tax Free Income Fund are described in more detail below.

     Therefore, your fund's Trustees recommend that you vote FOR the Merger.

What are the Federal Income Tax Consequences of the Merger

     As a condition to the closing of the Merger, the funds must receive an opinion of Bingham McCutchen LLP to the effect that the Merger will constitute a "reorganization" within the meaning of Section 368 of the Code. Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Merger," it is expected that neither your fund nor common shareholders of your fund will recognize gain or loss as a direct result of the Merger, and that the aggregate tax basis of the Pioneer Tax Free Income Fund Class A shares that holders of common shares of your fund receive in the Merger will be the same as the aggregate tax basis of the common shares of your fund that you held prior to the Merger. However, in accordance with the Pioneer Funds' policy that each Pioneer Fund distributes its investment company taxable income, net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Merger. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your fund shares. Such distribution is currently estimated to total $0.1120 in ordinary income per share. Pioneer Tax Free Income Fund may make a comparable distribution to its shareholders shortly before the Merger. Additionally, following the Merger, Pioneer Tax Free Income Fund will declare and pay to its shareholders before the end of 2008 a distribution of any remaining 2008 income and gains. Distributions that Pioneer Tax Free Income Fund declares and pays on your shares after the Closing Date will be reportable to you for tax purposes, even though those distributions may include a portion of Pioneer Tax Free Income Fund's income and gains that were accrued and/or realized before the Closing Date.

     In addition, as noted above, prior to the Closing Date, your fund is expected to sell certain securities in its portfolio, including all of its non-municipal securities. The disposition of these securities will cause your fund to realize gains or losses in the current tax year. Your fund will be able to offset any net gain from such securities dispositions with its available net capital loss carryovers, and any gain not so offset will result in a distribution that will be taxable to you. The Trustees anticipate, however, that there will be sufficient loss carryovers to offset any net gain recognized by your fund as a result of securities dispositions.

     Further, as noted above, after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. Holders of AMPS will recognize gain or loss equal to the difference between the amount realized on the redemption and the shareholder's tax basis in the shares redeemed.

Who Bears the Expenses Associated with the Merger

     Your fund will bear the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Merger. Your fund also will bear its own costs in connection with the Merger, including the costs associated with redeeming AMPS and the costs of liquidating portfolio securities as described herein, and other redemptions anticipated in connection with the Merger. The Board estimates that these expenses in the aggregate will be approximately $200,000.

What Happens if the Merger is Not Approved

     If the required approval of shareholders of your fund is not obtained, the meeting may be adjourned as more fully described in this Proxy
Statement/Prospectus, your fund will continue to engage in the business as a closed-end fund and the Board will consider what further action may be appropriate.

Who is Eligible to Vote?

     Shareholders of record on July 7, 2008 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Holders of common shares and AMPS will vote as separate classes on the proposal. Approval by a majority of holders of common shares and majority of holders of AMPS, voting separately, is required to approve the Agreement and Plan of Merger. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Merger. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
SUMMARY ................................................................................      7
COMPARISON OF PIONEER MUNICIPAL AND EQUITY INCOME TRUST TO PIONEER TAX FREE INCOME FUND       7
OTHER IMPORTANT INFORMATION CONCERNING THE PROPOSED MERGER .............................     27
TERMS OF THE AGREEMENT AND PLAN OF MERGER ..............................................     29
TAX STATUS OF THE MERGER ...............................................................     30
BOARDS' EVALUATION AND RECOMMENDATION ..................................................     31
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS .........................................     32
FINANCIAL HIGHLIGHTS ...................................................................     44
INFORMATION CONCERNING THE MEETING .....................................................     47
VOTING RIGHTS AND REQUIRED VOTE ........................................................     48
OWNERSHIP OF SHARES OF THE PIONEER FUNDS ...............................................     49
EXPERTS ................................................................................     49
AVAILABLE INFORMATION ..................................................................     50
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF MERGER ......................................    A-1
EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH PIONEER FUND'S PERFORMANCE ........    B-1

                    PIONEER MUNICIPAL AND EQUITY INCOME TRUST
                                       AND
                          PIONEER TAX FREE INCOME FUND

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Merger attached as Exhibit A, because they contain details that are not in the summary.

     If Proposal 1 is approved, your fund will be merged with and into Pioneer Tax Free Income Fund, as described in this Proxy Statement/ Prospectus.

     Both your fund and Pioneer Tax Free Income Fund invest in municipal securities that provide income that is exempt from regular federal income tax. The portion of your fund's portfolio invested in municipal securities is similar in many respects to Pioneer Tax Free Income Fund, including overall credit quality, maturity distribution and sector weights. However, unlike Pioneer Tax Free Income Fund, your fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. Prior to the Closing Date, your fund will sell the non-municipal securities in its portfolio.

     Your fund, unlike Pioneer Tax Free Income Fund, uses investment leverage through the issuance of AMPS. Your fund has currently issued AMPS with an aggregate liquidation preference of approximately 32% of the fund's total assets. In contrast, Pioneer Tax Free Income Fund does not use leverage in its investment strategy and as an open-end fund is not permitted to issue AMPS. After the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS.

     Your fund is subject to additional risks (and the potential higher or lower returns) associated with its equity investments and use of leverage.

     Your fund, unlike Pioneer Tax Free Income Fund, is a closed-end management investment company, which means that shareholders do not have the right to redeem or exchange their shares. Instead, shareholders of your fund must sell their common shares on the NYSE at the prevailing market price. Market prices can be expected to deviate from the net asset value per share of your fund. Your fund's common shares generally have traded at a discount to net asset value over the past two years ended February 29, 2008, ranging from (3.02)% (high) to (17.25)% (low). Pioneer Tax Free Income Fund is an open-end management investment company, which means that it issues redeemable securities on an ongoing basis and pays its shareholders the net asset value of such shares upon redemption. A more complete discussion of these differences is provided under the heading, "Comparison of a Closed-End Fund and an Open-End Fund."

             Comparison of Pioneer Municipal and Equity Income Trust
                         to Pioneer Tax Free Income Fund

     The table below provides a more detailed comparison of the two funds. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer Tax Free Income Fund.

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                                 Pioneer Municipal and Equity Income Trust       Pioneer Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------
 Business                       A diversified closed-end management              A diversified open-end management
                                investment company organized as a Delaware       investment company organized as a Delaware
                                statutory trust.                                 statutory trust.
---------------------------------------------------------------------------------------------------------------------------
 Net assets (as of March 31,    $548 million                                     $505.5 million
 2008)
                                  - $372 million of which is attributable to
                                  common assets, $176 million of which is
                                  attributable to preferred assets
                                  - $301 million of which is attributable to
                                  municipal securities, $241 million of which
                                  is attributable to equity securities
---------------------------------------------------------------------------------------------------------------------------
 Investment adviser and         Investment Adviser:
 portfolio manager              Pioneer Investment Management, Inc. ("Pioneer")
---------------------------------------------------------------------------------------------------------------------------

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                                Pioneer Municipal and Equity Income Trust        Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------------------
                                Portfolio Managers:                              Portfolio Manager:
                                Day-to-day management of the fund's portfolio    Day-to-day management of the fund's portfolio
                                of municipal securities is the responsibility    is the responsibility of David Eurkus, lead
                                of a team of fixed income portfolio managers     portfolio manager. Mr. Eurkus is supported by
                                led by Kenneth J. Taubes. The team, which        Timothy Pynchon, portfolio manager, and the
                                also includes David Eurkus and Timothy           fixed income team. Members of this team
                                Pynchon, manages other Pioneer funds             manage other Pioneer funds investing
                                investing primarily in fixed income              primarily in fixed income securities. The
                                securities.                                      portfolio managers and the team also may draw
                                                                                 upon the research and investment management
                                Mr. Taubes is responsible for overseeing         expertise of Pioneer's affiliate, Pioneer
                                Pioneer's fixed income team. Mr. Taubes          Investment Management Limited.
                                joined Pioneer as a senior vice president in
                                September 1998 and has been an investment        Mr. Eurkus joined Pioneer as a senior vice
                                professional since 1982. Prior to joining        president in 2001 and has been an investment
                                Pioneer, Mr. Taubes had served since 1991 as     professional since 1969. Mr. Pynchon joined
                                a senior vice president and senior portfolio     Pioneer as a vice president in 2000 and has
                                manager for several institutional accounts       been an investment professional since 1982.
                                and mutual funds at another investment
                                adviser. Mr. Eurkus joined Pioneer as a          The fund's statement of additional
                                senior vice president in 2001 and has been an    information provides additional information
                                investment professional since 1969. Mr.          about the portfolio manager's compensation,
                                Pynchon joined Pioneer as a vice president in    other accounts managed by the portfolio
                                2000 and has been an investment professional     manager, and the portfolio manager's
                                since 1982.                                      ownership of shares of the fund.

                                Day-to-day management of the fund's portfolio of equity securities is the responsibility of a team of domestic equity portfolio managers led by John A. Carey. The team manages other
                                Pioneer funds investing primarily in U.S.
                                equity securities.

                                John A. Carey is the director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.

                                The equity team also includes Walter
                                Hunnewell, Jr., a vice president of Pioneer.
                                Mr. Hunnewell joined Pioneer in August 2001
                                and has been an investment professional since
                                1985. Prior to joining Pioneer, Mr. Hunnewell
                                was an independent investment manager and a
                                fiduciary of private asset portfolios from
                                2000 to 2001. He was a global equity analyst
                                with Putnam Investment from 1994 to 1999.
-------------------------------------------------------------------------------------------------------------------------------
Investment objective            The fund's investment objective is to provide    The fund's investment objective is to provide
                                a high level of total after-tax return,          as high a level of current income exempt from
                                including attractive tax-advantaged income.      federal income taxes as possible consistent
                                                                                 with the preservation of capital.
-------------------------------------------------------------------------------------------------------------------------------
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                                       8
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
-------------------------------------------------------------------------------------------------------------------------------
                             Pioneer Municipal and Equity Income Trust                 Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------------------
 Primary investments            Under normal market conditions, the fund         Normally, the fund invests at least 80% of
                                invests in a portfolio consisting primarily      its total assets in investment grade
                                of (i) municipal securities and (ii) common      securities that provide income that is exempt
                                stocks and preferred securities that pay         from regular federal income tax and is not
                                tax-qualified dividends.                         subject to the alternative minimum tax (AMT).
                                                                                 These investments include bonds, notes and
                                Municipal Securities                             other debt instruments issued by or on behalf
                                                                                 of states, counties, municipalities,
                                The fund invests at least 50%, and may invest    territories and possessions of the United
                                up to 75%, of its total assets in municipal      States and the District of Columbia and their
                                securities. The fund is not limited in the       authorities, political subdivisions, agencies
                                portion of its municipal securities portfolio    or instrumentalities.
                                that may be invested in municipal securities
                                the interest income on which is a preference     The fund may invest in securities of any
                                item for purposes of the alternative minimum     maturity. The fund may invest 25% or more of
                                tax (AMT).                                       its assets in issuers in any one or more
                                                                                 states or securities the payments on which
                                The fund may invest in municipal securities      are derived from gas, electric, telephone,
                                with a broad range of maturities and credit      sewer and water segments of the municipal
                                ratings, including both investment grade and     bond market. The fund may also invest up to
                                below-investment grade municipal securities.     20% of its assets in industrial development
                                                                                 bonds.
                                Duration. The average duration of the fund's
                                portfolio of municipal securities ranges from    The fund's investments may have fixed or
                                five years to 12 years; however, Pioneer is      variable principal payments and all types of
                                not restricted as to such range if Pioneer       interest rate payment and reset terms,
                                determines a shorter or longer average           including fixed rate, inverse floating rate,
                                duration is in the best interests of the fund    floating rate, zero coupon, contingent,
                                in light of market conditions at such times.     deferred and payment in kind and auction rate
                                                                                 features. The fund's investments may include
                                Credit Management. The fund may invest in        instruments that allow for balloon payments
                                municipal securities with a broad range of       or negative amortization payments. Such
                                credit ratings, including both investment        investments permit the borrower to avoid
                                grade and below-investment grade municipal       paying currently a portion of the interest
                                securities. The fund may invest in high yield    accruing on the instrument. While these
                                municipal securities of any rating, including    features make the debt instrument more
                                securities that are in default at the time of    affordable to the borrower in the near term,
                                purchase.                                        they increase the risk that the borrower will
                                                                                 be unable to make the resulting higher
                                The fund's investments in revenue obligations    payment or payments that become due at the
                                emphasizes municipal securities backed by        maturity of the loan.
                                revenue from essential services, such as
                                hospitals and healthcare, power generation,
                                transportation, education and housing. The
                                fund will not invest 25% or more of its
                                assets in municipal securities backed by
                                revenues in the same industry.
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
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                                Pioneer Municipal and Equity Income Trust        Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------------------
                                Equity Investments

                                The fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. A substantial portion of the equity allocation is invested in securities that Pioneer believes qualify to pay tax-qualified dividends. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy.

                                Pioneer retains broad discretion to allocate this portion of the fund's investments between common and preferred stocks. The fund is not limited either in the types of equity securities or the market capitalization of issuers in which it may invest. Although the fund ordinarily focuses its equity investments in securities of U.S. issuers, subject to the limitation of the fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the fund may invest in American Depositary Receipts ("ADRs") and in other securities of foreign issuers located in any geographic region, including securities of issuers based in developing or "emerging market" countries. The fund does not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).

                                Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The fund generally can pass through the tax treatment of tax- qualified dividends it receives from such corporations to its shareholders. For the fund to receive tax-qualified dividends generally, the fund must hold the otherwise qualified stock for more than 60 days during the 120-day period beginning 60 days before the ex- dividend date (or, in the case of preferred stock, more than 90 days during the 180-day period beginning 90 days before the ex- dividend date).

                                       10
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
-------------------------------------------------------------------------------------------------------------------------------
                                Pioneer Municipal and Equity Income Trust        Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------------------
 Investment strategies          Pioneer Investment Management, Inc., the fund's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once
                                Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Pioneer also employs fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating.

                                In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
-------------------------------------------------------------------------------------------------------------------------------
                                Pioneer uses a value approach in selecting
                                the fund's equity investments. Using this
                                investment style, Pioneer seeks securities
                                selling at substantial discounts to their
                                underlying values and then holds these
                                securities until the market values reflect
                                their intrinsic values. Pioneer evaluates a
                                security's potential value, including the
                                attractiveness of its market valuation, based
                                on the company's assets and prospectus for
                                earnings growth. Pioneer also considers a
                                security's potential to provide a reasonable
                                amount of income. In making these
                                assessments, Pioneer employs due diligence
                                and fundamental research, an evaluation of
                                the issuer based on its financial statements
                                and operations, employing a bottom-up
                                analytic style. Pioneer relies on the
                                knowledge, experience and judgment of its
                                staff who have access to a wide variety of
                                research. Pioneer focuses on the quality and
                                price of individual issuers, not on economic
                                sector or market- timing strategies. In
                                selecting investments, Pioneer considers
                                various factors, including:
                                o    favorable expected returns relative to
                                     perceived risk;
                                o    management with demonstrated ability and
                                     commitment to the company;
                                o    low market valuations relative to
                                     earnings forecast, book value, cash flow
                                     and sales; and
                                o    dividend growth prospects.
-------------------------------------------------------------------------------------------------------------------------------
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                                       11
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
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                                Pioneer Municipal and Equity Income Trust        Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------------------
Other Tax Management            The fund also seeks to achieve favorable
Strategies                      after-tax returns in part by reducing the
                                capital gains taxes incurred by shareholders
                                in connection with the fund's portfolio
                                investments. Pioneer attempts to minimize
                                distributions of long-term capital gains
                                taxable to shareholders by avoiding, to the
                                extent consistent with its investment
                                objective, the sale of securities with large
                                accumulated capital gains.

                                Pioneer may sell securities to realize
                                capital losses that can be used to offset
                                realized gains. To protect against price
                                declines in securities holdings with large
                                accumulated gains, the fund may use various
                                hedging techniques (such as the purchase and
                                sale of futures contracts on securities and
                                securities indices and options thereon, the
                                purchase of put options and the sale of call
                                options on securities held, equity swaps,
                                covered short sales, forward sales of
                                securities and the purchase and sale of
                                forward currency exchange contracts and
                                currency futures). By using these techniques
                                rather than selling appreciated securities,
                                the Fund may, subject to certain limitations,
                                attempt to reduce its exposure to price
                                declines in the securities without realizing
                                substantial capital gains under current tax
                                law. There is no assurance that the fund will
                                use these strategies or that they will be
                                successful if used.
-------------------------------------------------------------------------------------------------------------------------------
Other investments --            In addition to investing in municipal            The fund may invest up to 20% of its net
Taxable investments             securities and equity securities that pay        assets in taxable securities of other
                                tax-qualified dividends, the fund may invest     investment companies, investment grade
                                in other securities, including debt              commercial paper, U.S. government securities,
                                instruments, real estate investment trusts       U.S. or foreign bank instruments and
                                ("REITs") and equity securities, that            repurchase agreements.
                                generate income taxable at ordinary income,
                                rather than long-term capital gain, rates.
                                Although the fund invests primarily in
                                municipal securities and equity securities
                                that pay tax-qualified dividends and to
                                satisfy the holding period requirements, a
                                portion of the fund's income distributions
                                may be taxable as ordinary income.
-------------------------------------------------------------------------------------------------------------------------------
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
-------------------------------------------------------------------------------------------------------------------------------
                                Pioneer Municipal and Equity Income Trust        Pioneer Tax Free Income Fund
Derivatives                     The fund may, but is not required to, use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging. However, the fund may use derivatives for a variety of non-principal purposes, including:

                                o    As a hedge against adverse changes in the market prices of securities or interest rates

                                o    As a substitute for purchasing or selling securities

                                o    To increase the fund's return as a non-hedging strategy that may be considered speculative

                                Derivatives may be subject to market risk, interest rate risk and credit risk.
                                The fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on the fund's investment exposure to the market prices of securities or interest rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying asset, rate or index, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid. Some derivatives may involve the risk of improper valuation, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent the fund from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.
-------------------------------------------------------------------------------------------------------------------------------
Illiquid Investments            The fund may invest up to 20% of its total       The fund may invest up to 15% of its net
                                assets in illiquid securities.                   assets in illiquid and other securities that
                                                                                 are not readily marketable.
-------------------------------------------------------------------------------------------------------------------------------
Below investment grade          The fund will not invest more than 15% of its    The fund may invest up to 10% of its net
securities                      total assets in fixed income securities,         assets in debt securities rated below
                                including municipal securities, rated below      investment grade or, if unrated, of
                                investment grade at the time of acquisition      equivalent quality as determined by Pioneer.
                                (that is, rated Ba or lower by Moody's or BB     The fund may invest in debt securities rated
                                or lower by S&P or, if unrated, determined by    "D" or better, or comparable unrated
                                Pioneer to be of comparable credit quality).     securities.
-------------------------------------------------------------------------------------------------------------------------------
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                                       13
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
-------------------------------------------------------------------------------------------------------------------------------
                                Pioneer Municipal and Equity Income Trust        Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------------------
Collateralized debt                                                              The fund may invest in asset-backed
obligations                                                                      securities issued by special entities, such
                                                                                 as trusts, that are backed by a pool of
                                                                                 financial assets. The fund may invest in
                                                                                 collateralized debt obligations (CDOs), which
                                                                                 include collateralized bond obligations
                                                                                 (CBOs), collateralized loan obligations
                                                                                 (CLOs) and other similarly structured
                                                                                 securities. A CDO is a trust backed by a pool
                                                                                 of fixed income securities. The trust
                                                                                 typically is split into two or more portions,
                                                                                 called tranches, which vary in credit quality
                                                                                 and yield. Lower tranches pay higher interest
                                                                                 rates but represent lower degrees of credit
                                                                                 quality and are more sensitive to the rate of
                                                                                 defaults in the pool of obligations. The
                                                                                 risks of an investment in a CDO depend
                                                                                 largely on the type of the underlying
                                                                                 obligations (e.g., an underlying obligation
                                                                                 may decline in quality or default) and the
                                                                                 tranche of the CDO in which the fund invests
                                                                                 (e.g., the fund may invest in a tranche of
                                                                                 CDO that is subordinate to other tranches).
                                                                                 Investments in CDOs may be characterized by
                                                                                 the fund as illiquid securities, which may be
                                                                                 difficult to sell at an advantageous time or
                                                                                 price.
-------------------------------------------------------------------------------------------------------------------------------
Inverse floating rate                                                            The fund may invest up to 10% of its net
obligations                                                                      assets in inverse floating rate obligations
                                                                                 (a type of derivative instrument). Inverse
                                                                                 floating rate obligations represent interests
                                                                                 in tax- exempt bonds. The interest rate on
                                                                                 inverse floating rate obligations will
                                                                                 generally decrease as short-term interest
                                                                                 rates increase, and increase as short-term
                                                                                 rates decrease. Due to their leveraged
                                                                                 structure, the sensitivity of the market
                                                                                 value of an inverse floating rate obligation
                                                                                 to changes in interest rates is generally
                                                                                 greater than a comparable long-term bond
                                                                                 issued by the same municipality and with
                                                                                 similar credit quality, redemption and
                                                                                 maturity provisions. Inverse floating rate
                                                                                 obligations may be volatile and involve
                                                                                 leverage risk.
-------------------------------------------------------------------------------------------------------------------------------
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                                       14
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
-------------------------------------------------------------------------------------------------------------------------------
                                Pioneer Municipal and Equity Income Trust        Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------------------
Cash management and                                                              Normally, the fund invests substantially all
temporary investments                                                            of its assets to meet its investment
                                                                                 objective. The fund may invest the remainder
                                                                                 of its assets in securities with remaining
                                                                                 maturities of less than one year or cash
                                                                                 equivalents, or may hold cash. For temporary
                                                                                 defensive purposes, including during periods
                                                                                 of unusual cash flows, the fund may depart
                                                                                 from its principal investment strategies and
                                                                                 invest part or all of its assets in these
                                                                                 securities or may hold cash. During such
                                                                                 periods, the fund may not be able to achieve
                                                                                 its investment objective. The fund may adopt
                                                                                 a defensive strategy when Pioneer believes
                                                                                 securities in which the fund normally invests
                                                                                 have extraordinary risks due to political or
                                                                                 economic factors and in other extraordinary
                                                                                 circumstances.
-------------------------------------------------------------------------------------------------------------------------------
Short-term trading                                                               The fund usually does not trade for
                                                                                 short-term profits. The fund will sell an
                                                                                 investment, however, even if it has only been
                                                                                 held for a short time, if it no longer meets
                                                                                 the fund's investment criteria. If the fund
                                                                                 does a lot of trading, it may incur
                                                                                 additional operating expenses, which would
                                                                                 reduce performance, and could cause
                                                                                 shareowners to incur a higher level of
                                                                                 taxable income or capital gains.
-------------------------------------------------------------------------------------------------------------------------------
                                                          Fees and Expenses
-------------------------------------------------------------------------------------------------------------------------------
Sales charges and fees          Shares purchased on the secondary market are     o    Class A shares are generally offered
                                not subject to sales charges but may be               with an initial sales charge up to 4.50%
                                subject to brokerage commissions or other             of the offering price, which is reduced
                                charges.                                              or waived for large purchases and
                                                                                      certain types of investors. At the time
                                                                                      of your purchase, your investment firm
                                                                                      may receive a commission from PFD, the
                                                                                      fund's distributor, of up to 4%,
                                                                                      declining as the size of your investment
                                                                                      increases. The Class A shares that the
                                                                                      holders of common shares of Pioneer
                                                                                      Municipal and Equity Income Trust will
                                                                                      receive in connection with the Merger
                                                                                      will not be subject to an initial sales
                                                                                      charge.
-------------------------------------------------------------------------------------------------------------------------------
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
-------------------------------------------------------------------------------------------------------------------------------
                         Pioneer Municipal and Equity Income Trust               Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                          Fees and Expenses
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 o    There are no contingent deferred sales
                                                                                      charges, except in certain circumstances
                                                                                      when the initial sales charge is waived.
                                                                                      A contingent deferred sales charge may
                                                                                      be payable to PFD, the fund's
                                                                                      distributor, in the event of a share
                                                                                      redemption within 18 months following
                                                                                      the share purchase at the rate of 1% of
                                                                                      the lesser of the value of the shares
                                                                                      redeemed or the total cost of such
                                                                                      shares, subject to certain waivers.

                                                                                 o    Class A shares are subject to
                                                                                      distribution and service (12b-1) fees of
                                                                                      0.25% of average daily net assets. These
                                                                                      fees are paid out of the fund's assets
                                                                                      on an ongoing basis. Over time these
                                                                                      fees will increase the cost of
                                                                                      investments and may cost more than other
                                                                                      types of sales charges.
-------------------------------------------------------------------------------------------------------------------------------
Management fees                 The fund pays Pioneer a fee for managing the     The fund pays Pioneer a fee for managing the
                                fund and to cover the cost of providing          fund and to cover the cost of providing
                                certain services to the fund. Pioneer's          certain services to the fund. Pioneer's
                                annual fee is equal to 0.60% of the fund's       annual fee is equal to 0.50% of the fund's
                                average daily managed assets. "Managed           average daily net assets up to $250 million,
                                assets" is the average daily value of the        0.45% of the next $500 million and 0.40% on
                                fund's total assets minus the sum of the         assets over $750 million. The fee is accrued
                                fund's liabilities, which liabilities exclude    daily and paid monthly.
                                debt related to leverage, short-term debt and
                                the aggregate liquidation preference of any      Prior to January 1, 2008, the fund paid
                                outstanding AMPS.                                Pioneer an annual fee equal to 0.50% of the
                                                                                 fund's average daily net assets up to $250
                                For the year ended November 30, 2007, the net    million, 0.48% of the next $50 million and
                                management fee was 0.60% of the fund's           0.45% on assets over $300 million.
                                average daily managed assets, which was
                                equivalent to 0.83% of the fund's average        For the fiscal year ended December 31, 2007,
                                daily net assets attributable to common          the fund paid management fees equivalent to
                                shareholders.                                    0.47% of the fund's average daily net assets.

                                A discussion regarding the basis for the         A discussion regarding the basis for the
                                Board of Trustees' most recent approval of       Board of Trustees' most recent approval of
                                the management contract is available in the      the management contract is available in the
                                fund's annual report to shareholders for the     fund's annual report to shareholders for the
                                fiscal year ended November 30, 2007.             fiscal year ended December 31, 2007.
-------------------------------------------------------------------------------------------------------------------------------
Fees and Expenses               For a comparison of the gross and net expenses of both Pioneer Funds, please see the fee tables in the "The Pioneer Funds' Fees and Expenses" section starting on page 20.
-------------------------------------------------------------------------------------------------------------------------------
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
-------------------------------------------------------------------------------------------------------------------------------
                                Pioneer Municipal and Equity Income Trust        Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                Buying, Selling and Exchanging Shares
-------------------------------------------------------------------------------------------------------------------------------
Buying shares                   Shares of your fund are listed on the NYSE       You may buy shares from any investment firm
                                and may be purchased in the secondary market     that has a sales agreement with PFD, the
                                through an authorized broker and subject to      fund's distributor. You can buy shares at the
                                brokerage commission or other fees charged by    offering price. You may use securities you
                                such broker.                                     own to purchase shares of the fund provided
                                                                                 that Pioneer, in its sole discretion,
                                Your fund does not issue new shares except in    determines that the securities are consistent
                                connection with its dividend reinvestment        with the fund's objective and policies and
                                plan.                                            its acquisition is in the best interests of
                                                                                 the fund.

                                                                                 If you have an existing non-retirement
                                                                                 account, you may purchase shares of the fund
                                                                                 by telephone or online. Certain IRAs also may
                                                                                 use the telephone purchase privilege.
-------------------------------------------------------------------------------------------------------------------------------
Minimum initial investment      Not applicable. See "Buying Shares" above.       Your initial investment must be at least
                                                                                 $1,000 for Class A shares. Additional
                                                                                 investments must be at least $100 for Class A
                                                                                 shares. You may qualify for lower initial or
                                                                                 subsequent investment minimums if you are
                                                                                 opening a retirement plan account,
                                                                                 establishing an automatic investment plan or
                                                                                 placing your trade through your investment
                                                                                 firm.
-------------------------------------------------------------------------------------------------------------------------------
Exchanging shares               Not applicable. See "Buying Shares" above.       You may exchange your Class A shares for
                                                                                 shares of the same class of another Pioneer
                                                                                 mutual fund. Your exchange request must be
                                                                                 for at least $1,000. Each Pioneer Fund allows
                                                                                 you to exchange your shares at net asset
                                                                                 value without charging you either an initial
                                                                                 or contingent deferred shares charge at the
                                                                                 time of the exchange. Shares you acquire as
                                                                                 part of an exchange will continue to be
                                                                                 subject to any contingent deferred sales
                                                                                 charge that applies to the shares you
                                                                                 originally purchased. When you ultimately
                                                                                 sell your shares, the date of your original
                                                                                 purchase will determine your contingent
                                                                                 deferred sales charge. An exchange generally
                                                                                 is treated as a sale and a new purchase of
                                                                                 shares for federal income tax purposes. Class
                                                                                 A shares received by shareholders of Pioneer
                                                                                 Municipal and Equity Income Trust in
                                                                                 connection with the Merger will not be
                                                                                 subject to a contingent deferred sales
                                                                                 charge.

                                                                                 After you establish an eligible fund account,
                                                                                 you can exchange shares of a Pioneer Fund by
                                                                                 telephone or online.
-------------------------------------------------------------------------------------------------------------------------------
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                                       17
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
-------------------------------------------------------------------------------------------------------------------------------
                                Pioneer Municipal and Equity Income Trust        Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------------------
Selling shares                  Shares of your fund are listed on the NYSE       Your shares will be sold at net asset value
                                and may be sold in the secondary market          per share next calculated after the fund
                                through an authorized broker at the market       receives your request in good order. If the
                                value.                                           shares you are selling are subject to a
                                                                                 deferred sales charge, it will be deducted
                                                                                 from the sale proceeds.

                                                                                 If you have an eligible non-retirement
                                                                                 account, you may sell up to $100,000 per
                                                                                 account per day by telephone or online. You
                                                                                 may sell shares of the fund held in a
                                                                                 retirement plan account by telephone only if
                                                                                 your account is an eligible IRA (tax
                                                                                 penalties may apply).
-------------------------------------------------------------------------------------------------------------------------------
Net asset value                 Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities.
                                Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally
                                4:00 p.m. Eastern time).
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 You buy or sell shares at the share price.
                                                                                 When you buy Class A shares, you pay an
                                                                                 initial sales charge unless you qualify for a
                                                                                 waiver or reduced sales charge. When you sell
                                                                                 Class A shares, you may pay a contingent
                                                                                 deferred sales charge depending on how long
                                                                                 you have owned your shares. The Class A
                                                                                 shares that the holders of common shares of
                                                                                 Pioneer Municipal and Equity Income Trust
                                                                                 will receive in connection with the Merger
                                                                                 will not be subject to an initial sales
                                                                                 charge or a contingent deferred sales charge.
-------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Pioneer Funds

     Each Pioneer Fund is subject to similar principal risks. You could lose money on your investment in each Pioneer Fund or not make as much as if you invested elsewhere if:

     o Interest rates go up, causing the value of the fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

     o The issuer of a security owned by the fund fails to pay principal and/or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality

     o New federal or state legislation or other developments adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations

     o The issuer of a security owned by the fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

     o To the extent the fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the fund will be more susceptible to risks associated with that state or industry

     o Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

     Although distributions of interest income from each Pioneer Fund's tax-exempt securities are generally exempt from federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares, are not. You should consult a tax adviser about whether the alternative minimum tax applies to you and about state and local taxes on your fund distributions.

     To the extent that a Pioneer Fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Additional Principal Risks of Investing in Pioneer Municipal and Equity Income Trust

     Shareholders of your fund are subject to the following additional risks as a result of the fund's equity investments:

     o Common Stock Risk. The common stocks and other equity securities in which your fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.

     o Value Investing Risk. Your fund focuses its equity investments on dividend-paying common and preferred stocks that Pioneer believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors.

     Because your fund is a closed-end fund that uses leverage, shareholders of the fund are subject to the following additional risks:

     o Market Discount Risk. Because your fund is a closed-end fund, it is subject to the risk that its shares may trade at prices lower than net asset value. This is a risk that is not applicable to open-end funds, such as Pioneer Tax Free Income Fund, because shares of open-end funds are not traded on a secondary market and are redeemable at their net asset value on any day the NYSE is open. A more complete discussion on these differences is provided under the heading, "Comparison of a Closed-End Fund and an Open-End Fund."

     o Leveraging Risk. Your fund uses investment leverage through the issuance of AMPS. Your fund has currently issued AMPS with an aggregate liquidation preference of approximately 32% of the fund's total assets. Your fund is also authorized to borrow or issue debt securities for leveraging purposes up to such limitation and in excess of such limitation for temporary purposes, such as the settlement of transactions. In contrast, Pioneer Tax Free Income Fund does not use leverage in its investment strategy and, as an open-end fund, is not permitted to issue AMPS.

     Leverage creates risks which may adversely affect the return for the holders of common shares of your fund, including:

     o the likelihood of greater volatility of net asset value and market price of and dividends on the fund's common shares;

     o fluctuations in the dividend rates on any AMPS or in interest rates on borrowings and short-term debt;

     o increased operating costs, which are borne entirely by the fund's common shares and which may reduce the total return on the Fund's common shares; and

     o the potential for a decline in the value of an investment acquired with leverage, while the fund's obligations as a result of such leverage remain fixed.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the fund's assets decline in value, the return of the fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

     The dividend rates for your fund's AMPS are reset in auctions conducted every seven or 28 days. Recently, the credit markets have experienced increased volatility and significantly reduced availability of capital, which have led many of the auctions of auction rate securities, including the auctions of your fund's AMPS, to fail. Upon auction failure, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate is higher than the rate which the fund otherwise would pay as a result of a successful auction. Higher dividend rates on the AMPS, which may be indefinite in duration, may reduce the amount of the distributions the fund pays to the holders of its common shares. Alternative forms of leverage have different features and costs.

     Investment in AMPS of your fund are subject to certain special risk considerations, including:

     Liquidity Risk. Liquidity risk is the possibility that holders of AMPS might be unable to redeem their shares at an auction. Historically, the auctions have provided a means of liquidity to investors wishing to sell their AMPS. An auction is deemed to "fail" if some portion of the preferred shares that were offered for sale at a particular auction were not matched with buyers. Recently, auctions of AMPS have failed as a result of developments in the credit markets.

     o When an auction fails, holders of AMPS will not be able to sell some or all of their shares. This situation may continue for a prolonged period of time.

     o Because of the nature of the market for AMPS, holders of AMPS may receive less than the price they paid for their AMPS if the AMPS are sold outside of the auction, especially when market interest rates are rising. A market outside the auction may not be available.

     o A rating agency could, at any time, downgrade or withdraw its rating assigned to the AMPS without prior notice to the fund or shareholders. Any downgrading or withdrawal of rating could affect the liquidity of the AMPS in an auction.

     Credit Risk. If interest rates rise, the value of the fund's investment portfolio will decline, reducing the asset coverage for the AMPS. Consequently, holders of AMPS could get back less than the par value of their shares.

     Redemption. The fund may be forced to redeem AMPS to meet regulatory or rating agency requirements or may voluntarily redeem AMPS in certain circumstances.

     Dividends. In certain circumstances, the fund may not earn sufficient income from its investments to pay dividends on the AMPS.

The Pioneer Funds' Fees and Expenses

     Shareholders of both Pioneer Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Pioneer Fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of common shares your fund for the twelve-month period ended November 30, 2007, and
(ii) for Pioneer Tax Free Income Fund, the expenses of Class A shares of Pioneer Tax Free Income Fund for the twelve-month period ended December 31, 2007. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Merger occurred on December 31, 2007.

                                                                                                                Combined
                                                                                                                Pioneer
                                                                 Pioneer                Pioneer                Tax Free
                                                              Municipal and            Tax Free               Income Fund
                                                           Equity Income Trust        Income Fund             (Pro Forma
                                                             (12 months ended      (12 months ended         12 months ended
                                                            November 30, 2007)    December 31, 2007)       December 31, 2007)
                                                          ---------------------   -------------------      ------------------
Shareholder transaction fees
 (paid directly from your investment)                         Common Shares            Class A                  Class A
Maximum sales charge (load) when you buy shares as a
 percentage of offering price .........................           None(1)               4.50%                    4.50%
Maximum deferred sales charge (load) as a percentage of
 offering price or the amount you receive when you sell
 shares, whichever is less ............................           None(2)               None(4)                  None(4)
Dividend reinvestment plan fees .......................           None(2)               None                     None
Redemption fee as a percentage of amount redeemed,
 if applicable ........................................           None(3)               None                     None
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ........................................           0.83%(5)              0.48%(7)                 0.45%(7)
Distribution and Service (12b-1) Fee ..................           None(1)               0.25%                    0.25%
Other Expenses ........................................           0.43%                 0.16%(7)                 0.17%(7)
Total Annual Fund Operating Expenses(6) ...............           1.26%                 0.89%(7)                 0.87%(7)
-----------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ..............           0.00%                 0.00%                    0.00%(8)
Net Expenses ..........................................           1.26%                 0.89%(7)                  0.87%(8)

     The hypothetical examples below help you compare the cost of investing in each Pioneer Fund. It assumes that: (a) you invest $10,000 in each Pioneer Fund for the time periods shown, (b) you reinvest all dividends and distributions,
(c) your investment has a 5% return each year, (d) each Pioneer Fund's total operating expenses remain the same and (e) Pioneer's contractual expense limitation for the combined Pioneer Tax Free Income Fund's Class A shares is in effect through year three. Pro forma expenses are included assuming a Merger with your fund and Pioneer Tax Free Income Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

                                                                                                                  Combined
                                                                 Pioneer                                          Pioneer
Number of years                                               Municipal and              Pioneer          Tax Free Income Fund
you own your shares                                        Equity Income Trust    Tax Free Income Fund         (Pro Forma)
-------------------------------------                      -------------------    --------------------    --------------------
Class A -- assuming redemption at end
of period
 Year 1 .............................                             $  128                  $  537                  $  535
 Year 3 .............................                             $  400                  $  721                  $  715
 Year 5 .............................                             $  692                  $  921                  $  911
 Year 10 ............................                             $1,523                  $1,497                  $1,474
Class A -- assuming no redemption
 Year 1 .............................                             $  128                  $  537                  $  535
 Year 3 .............................                             $  400                  $  721                  $  715
 Year 5 .............................                             $  692                  $  921                  $  911
 Year 10 ............................                             $1,523                  $1,497                  $1,474

----------

(1) Shares of your fund purchased on the secondary market are not subject to sales charges, deferred sales charges (or 12b-1 fees) but may be subject to brokerage commissions or other charges. The table does not reflect the underwriting commission paid by your fund's shareholders in connection with the initial offering of common shares.

(2) A shareholder that directs the dividend reinvestment plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) Shares of your fund are not redeemable, and any sales of shares must be effected in the secondary market.

(4) Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(5) Pioneer's annual fee is equal to 0.60% of your fund's average daily managed assets. "Managed assets" is the average daily value of your fund's total assets minus the sum of the your fund's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding AMPS. For the year ended, November 30, 2007, the net management fee was 0.60% of your fund's average daily managed assets, which was equivalent to 0.83% of the Trust's average daily net assets attributable to common shareowners.

(6) Each Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) Fees and expenses of Pioneer Tax Free Income Fund have been restated to reflect current fees.

(8) If shareholders of your fund approve the Merger, Pioneer will contractually agree to limit the combined fund's ordinary operating expense to the extent required to reduce the combined fund's expenses to 0.89% of the average daily net assets attributable to Class A shares of the combined fund. This expense limitation would be in effect for three years from the date of the Merger. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

Comparison of each Pioneer Fund's Performance

     The following table shows your fund's highest and lowest NYSE market price per share for each quarter over the past two fiscal years and the quarters ended February 29, 2008 and May 31, 2008. Also included in the table is the net asset value per share of your fund on that date and the percentage discount or premium to net asset value (expressed as a percentage) that the sales price represents.

-----------------------------------------------------------------------------------
                                                                (Discount)/Premium
                     NYSE Market Price*     Net Asset Value         Percentage
-----------------------------------------------------------------------------------
Quarter Ended         High        Low       High       Low       High        Low
-----------------------------------------------------------------------------------
February 28, 2006    $12.87      $12.05    $15.24    $14.53    (14.91)%    (18.35)%
-----------------------------------------------------------------------------------
May 31, 2006         $12.91      $12.21    $15.28    $14.64    (14.86)%    (16.68)%
-----------------------------------------------------------------------------------
August 31, 2006      $13.05      $12.25    $15.45    $14.66    (15.08)%    (17.25)%
-----------------------------------------------------------------------------------
November 30, 2006    $14.00      $13.00    $16.17    $15.39    (13.42)%    (15.67)%
-----------------------------------------------------------------------------------
February 28, 2007    $14.55      $13.87    $16.43    $16.08    (10.46)%    (14.54)%
-----------------------------------------------------------------------------------
May 31, 2007         $15.25      $14.32    $16.64    $16.15     (7.70)%    (11.75)%
-----------------------------------------------------------------------------------
August 31, 2007      $15.26      $12.97    $16.50    $14.76     (6.11)%    (12.13)%
-----------------------------------------------------------------------------------
November 30, 2007    $14.58      $13.22    $15.64    $14.46     (5.57)%    (10.13)%
-----------------------------------------------------------------------------------
February 29, 2008    $14.03      $12.56    $14.82    $12.97     (3.02)%     (9.61)%
-----------------------------------------------------------------------------------
May 31, 2008         $12.99      $11.60    $13.44    $12.76     (2.11)%     (9.18)%
-----------------------------------------------------------------------------------

----------

     As of June 30, 2008, your fund had a market value per share of $[ ] and a net asset value per share of $[ ], resulting in a [ ]% discount to net asset value.

* Market price refers to the inter-dealer price, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

     The following charts provide some indication of the risk of investing in your fund or Pioneer Tax Free Income Fund by showing changes in each fund's performance from year to year and by showing how each fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

     The bar charts show the year-by-year performance of common shares of Pioneer Municipal and Equity Income Trust and Class A shares of Pioneer Tax Free Income Fund for the past 10 calendar years or since inception if less than 10 years. The chart does not reflect any sales charge you may pay when you buy or sell Pioneer Fund shares. Any sales charge will reduce your return.

     The table below shows the average annual total returns for Pioneer Municipal and Equity Income Trust (at net asset value and at market price) and average annual total returns (before and after taxes) for Pioneer Tax Free Income Fund's Class A shares over time, each compared with a broad-based securities market index.

     Past performance (before and after taxes) does not indicate future results.

  Pioneer Municipal and Equity Income Trust's Annual Returns -- Common Shares*
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'05                              5.39
'06                             14.36
'07                             -5.14

----------
* During the period shown in the bar chart, Pioneer Municipal and Equity Income Trust's highest quarterly return was 6.70% for the quarter ended September 30, 2006, and the lowest quarterly return was (4.75)% for the quarter ended December 31, 2007. For the period from January 1, 2008 to June 30, 2008, Pioneer Municipal and Equity Income Trust's return was [ ]%.

        Pioneer Tax Free Income Fund's Annual Returns -- Class A Shares*
                            (Years ended December 31)

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'98                              6.20
'99                             -4.29
'00                             11.63
'01                              4.13
'02                              7.06
'03                              5.80
'04                              4.76
'05                              4.05
'06                              5.31
'07                             -1.23

----------
* During the period shown in the bar chart, Pioneer Tax Free Income Fund's highest quarterly return was 4.84% for the quarter ended December 31, 2000, and the lowest quarterly return was (3.38)% for the quarter ended June 30, 2004. For the period from January 1, 2008 to June 30, 2008, Pioneer Tax Free Income Fund's return was [ ]%

                          Average Annual Total Returns
                      (for periods ended December 31, 2007)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Since
                                                                                                                 Inception
                                                                                                      1 Year     (1/30/04)
---------------------------------------------------------------------------------------------------------------------------
Pioneer Municipal and Equity Income Trust
---------------------------------------------------------------------------------------------------------------------------
 Common Shares -- (at net asset value before taxes)(1)                                                (5.14)%      5.71%
---------------------------------------------------------------------------------------------------------------------------
 Common Shares -- (at market value before taxes)(1)                                                    2.76%       2.94%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (reflects no deduction for taxes)(2)                              3.36%       3.98%
---------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index (reflects no deduction for taxes)(2)                                 5.49%       8.87%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Since
                                                                                                                 Inception
                                                                             1 Year      5 Years     10 Years    (1/18/77)
---------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes                                                     (5.65)%      2.75%        3.78%       5.84%
---------------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distribution(3)                                   (5.68)%      2.73%        3.66%       5.67%
---------------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and Sale of Fund Shares(3)          (2.31)%      2.98%        3.82%       5.72%
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                          3.36%       4.30%        5.18%       7.49%(5)
 (reflects no deduction for taxes)(4)
---------------------------------------------------------------------------------------------------------------------------

----------

(1) The average annual total returns reflect reinvestment of all dividends and distributions. Distributions are assumed, for this calculation, to be reinvested at prices obtained under the dividend reinvestment plan. The performance does not reflect any brokerage commissions associated with the purchase or sale of the common shares on the NYSE, any underwriting spread or sales charges paid in Pioneer Municipal and Equity Income Trust's initial public offering of its common shares or the deduction of taxes a shareholder would pay on distributions or the sale of common shares.

(2) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Unlike the fund, the indexes are not managed and do not incur fees, expenses or taxes. You cannot invest directly in an index.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold a Pioneer Fund's shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Unlike the fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in an index. The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

(5) Since December 31, 1979. Index return information is not available for prior periods.

     The most recent portfolio management discussion of each Pioneer Fund's performance is attached as Exhibit B.

Other Investment Policies

     In addition to the principal investment policies described above, each Pioneer Fund is subject to the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940
Act) (a "1940 Act Majority"). A 1940 Act Majority means the lesser of (i) 67% of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. With respect to your fund, the investment restrictions cannot be changed without the approval of a 1940 Act Majority of the outstanding common shares and AMPS, voting together as a class, and the approval of a 1940 Act Majority of the outstanding AMPS, voting separately.

------------------------------------------------------------------------------------------------------------------
                  Pioneer Municipal and Equity Income Trust                 Pioneer Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------
Borrowing         The fund may not borrow money, except as          The fund may not borrow money except as
                  permitted by applicable law, as amended and       permitted by (i) the 1940 Act, or
                  interpreted or modified from time to time by      interpretations or modifications by the
                  any regulatory authority having jurisdiction.     Securities and Exchange Commission (the
                                                                    "SEC"), SEC staff or other authority of
                                                                    competent jurisdiction, or (ii) exemptive or
                                                                    other relief or permission from the SEC, SEC
                                                                    staff or other authority of competent
                                                                    jurisdiction.
------------------------------------------------------------------------------------------------------------------
Underwriting      The fund may not act as an underwriter,           The fund may not engage in the business of
                  except insofar as the fund technically may be     underwriting the securities of other issuers
                  deemed to be an underwriter in connection         except as permitted by (i) the 1940 Act, or
                  with the purchase or sale of its portfolio        interpretations or modifications by the SEC,
                  securities.                                       SEC staff or other authority of competent
                                                                    jurisdiction, or (ii) exemptive or other
                                                                    relief or permission from the SEC, SEC staff
                                                                    or other authority of competent jurisdiction.
------------------------------------------------------------------------------------------------------------------
Lending           The fund may not make loans, except that the      The fund may lend money or other assets to
                  fund may (i) lend portfolio securities in         the extent permitted by (i) the 1940 Act, or
                  accordance with the fund's investment             interpretations or modifications by the SEC,
                  policies, (ii) enter into repurchase              SEC staff or other authority of competent
                  agreements, (iii) purchase all or a portion       jurisdiction, or (ii) exemptive or other
                  of an issue of publicly distributed debt          relief or permission from the SEC, SEC staff
                  securities, bank loan participation               or other authority of competent jurisdiction.
                  interests, bank certificates of deposit,
                  acceptances, debentures or other securities,
                  whether or not the purchase is made upon the
                  original issuance of the securities, (iv)
                  participate in a credit facility whereby the
                  fund may directly lend to and borrow money
                  from other affiliated funds to the extent
                  permitted under the 1940 Act or an exemption
                  therefrom, and (v) make loans in any other
                  manner consistent with applicable law, as
                  amended and interpreted or modified from time
                  to time by any regulatory authority having
                  jurisdiction.
------------------------------------------------------------------------------------------------------------------
Issuing Senior    The fund may not issue senior securities,         The fund may not issue senior securities
Securities        except as permitted by applicable law, as         except as permitted by (i) the 1940 Act, or
                  amended and interpreted or modified from time     interpretations or modifications by the SEC,
                  to time by any regulatory authority having        SEC staff or other authority of competent
                  jurisdiction. Senior securities that the fund     jurisdiction, or (ii) exemptive or other
                  may issue in accordance with the 1940 Act         relief or permission from the SEC, SEC staff
                  include AMPS, borrowing, futures, when-issued     or other authority of competent jurisdiction.
                  and delayed delivery securities and forward
                  foreign currency exchange transactions.
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                  Pioneer Municipal and Equity Income Trust                  Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------------------------------
Real Estate       The fund may not invest in real estate,           The fund may not purchase or sell real estate
                  except the fund may invest in securities of       except as permitted by (i) the 1940 Act, or
                  issuers that invest in real estate or             interpretations or modifications by the SEC,
                  interests therein, securities that are            SEC staff or other authority of competent
                  secured by real estate or interests therein,      jurisdiction, or (ii) exemptive or other
                  securities of real estate investment trusts,      relief or permission from the SEC, SEC staff
                  mortgage-backed securities and other              or other authority of competent jurisdiction.
                  securities that represent a similar indirect
                  interest in real estate, and the fund may
                  acquire real estate or interests therein
                  through exercising rights or remedies with
                  regard to an instrument.
-------------------------------------------------------------------------------------------------------------------
Commodities       The fund may not invest in commodities or         The fund may purchase or sell commodities or
                  commodity contracts, except that the fund may     contracts related to commodities to the
                  invest in currency instruments and contracts      extent permitted by (i) the 1940 Act, or
                  and financial instruments and contracts that      interpretations or modifications by the SEC,
                  might be deemed to be commodities and             SEC staff or other authority of competent
                  commodity contracts. A futures contract, for      jurisdiction, or (ii) exemptive or other
                  example, may be deemed to be a commodity          relief or permission from the SEC, SEC staff
                  contract.                                         or other authority of competent jurisdiction.
-------------------------------------------------------------------------------------------------------------------
Concentration     The fund may not invest 25% or more of the        Except as permitted by exemptive or other
                  value of its total assets in any one              relief or permission from the SEC, SEC staff
                  industry, provided that this limitation does      or other authority of competent jurisdiction,
                  not apply to municipal securities other than      the fund may not make any investment if, as a
                  those municipal securities backed by assets       result, the Fund's investments will be
                  and revenues of similar projects.                 concentrated in any one industry.
-------------------------------------------------------------------------------------------------------------------
Diversification   The fund may not make any investment              The fund does not have a fundamental policy
                  inconsistent with its classification as a         regarding diversification. However, the fund
                  diversified closed-end investment company (or     is a diversified open-end investment company
                  series thereof) under the 1940 Act. This          under the 1940 Act. This means that with
                  means that with respect to 75% of the its         respect to 75% of the its total assets, the
                  total assets, the fund may not purchase           fund may not purchase securities of an issuer
                  securities of an issuer (other than the U.S.      (other than the U.S. government, its agencies
                  government, its agencies or                       or instrumentalities), if such purchase would
                  instrumentalities), if such purchase would        cause more than 5% of the fund's total
                  cause more than 5% of the fund's total            assets, taken at market value, to be invested
                  assets, taken at market value, to be invested     in the securities of a single issuer, or if
                  in the securities of a single issuer, or if       such purchase would at the same time result
                  such purchase would at the same time result       in more than 10% of the outstanding voting
                  in more than 10% of the outstanding voting        securities of such issuer being held by the
                  securities of such issuer being held by the       fund. The fund may not change its
                  fund.                                             classification from diversified to
                                                                    non-diversified without shareholder approval.
-------------------------------------------------------------------------------------------------------------------

     In addition to the above, Pioneer Tax Free Income Fund's policy that the fund will invest at least 80% of its assets in investments the income from which will be exempt from regular federal income tax is fundamental.

     Each Pioneer Fund's investment objective is fundamental.

                           OTHER IMPORTANT INFORMATION
                              CONCERNING THE MERGER

                              Portfolio Securities

     The Merger is scheduled to occur as of the close of business on [ ], 2008 but may occur on such later date as the parties may agree in writing (the "Closing Date"). After the Meeting but prior to the Closing Date, your fund will sell certain securities in its portfolio, including all of its non-municipal securities. The disposition of certain of your fund's securities prior to the Closing Date could result in significant brokerage expense to your fund and also will cause your fund to realize gains or losses in the current tax year. Your fund will be able to offset any net gain from such securities dispositions with its available net capital loss carryovers, and any gain not so offset will result in a distribution that will be taxable to you. The Trustees anticipate, however, that there will be sufficient loss carryovers to offset any net gain recognized by your fund as a result of securities dispositions.

     If the Merger is consummated, Pioneer will analyze and evaluate the portfolio securities of your fund invested in municipal securities. Consistent with Pioneer Tax Free Income Fund's investment objective and policies, any restrictions imposed by the Code and in the best interests of Pioneer Tax Free Income Fund's shareholders (including former shareholders of your fund), management will influence the extent and duration for which the portfolio securities of your fund will be held by Pioneer Tax Free Income Fund. It is possible that there may be additional sales of some of the portfolio securities of your fund following the Merger. Subject to market conditions at the time of any such sale, the sale of the portfolio securities by the combined fund may result in a capital gain or loss. The actual tax consequences of any sale of portfolio securities will vary depending upon the specific security(ies) being sold and the combined fund's ability to use any available tax loss carryforwards. As noted above, the sale of portfolio securities may also result in significant brokerage expense to the combined fund.

              Comparison of a Closed-End Fund and an Open-End Fund

     It is proposed that your fund be merged with and into Pioneer Tax Free Income Fund. Although each fund is a Delaware statutory trust, your fund is a closed-end fund whose shares are traded on the NYSE whereas Pioneer Tax Free Income Fund is an open-end fund whose shares can be redeemed on request. The differences between the rights of shareholders of your fund and those of Pioneer Tax Free Income Fund relate primarily to the different characteristics of a closed-end fund and an open-end fund. Below is a summary of the principal differences between a closed-end fund and an open-end fund.

     Closed-end investment companies neither redeem their outstanding shares nor engage in the ongoing sale of new shares, and thus operate with a relatively fixed capitalization. Shares of closed-end investment companies typically are bought and sold on national securities exchanges. The shares of your fund currently are traded on the NYSE and during the last few years have traded at a discount from net asset value.

     Pioneer Tax Free Income Fund is registered as an open-end investment company under the 1940 Act. Open-end investment companies are commonly referred to as "mutual funds" and generally issue redeemable securities on an ongoing basis. Open-end fund shares are redeemable each day the NYSE is open at their net asset value. Pioneer Tax Free Income Fund engages in a continuous offering of its shares of beneficial interest. Class A shares of Pioneer Tax Free Income Fund are offered with an initial sales charge up to 4.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. You will be able to exchange your Class A shares received as a result of the Merger into Class A shares of other Pioneer Funds. Class A shares are subject to distribution and service (12b-1) fees of 0.25% of average daily net assets. Other classes of shares of Pioneer Tax Free Income Fund have different features. Shareholders of Pioneer Tax Free Income Fund may, on any day the NYSE is open, redeem their shares and receive the net asset value of the shares next computed after the receipt of the redemption request in good order, less any applicable sales charges.

     In addition to the methods of acquiring and disposing of shares and their potential impact on portfolio management, there are a number of other differences between the funds that you should consider:

     o Effect of redemption rights on value of shares. As stated above, the shareholders of open-end funds redeem their shares at the "public offering price," meaning net asset value plus any applicable sales charge. The right to transact at the public offering price is established by Section 22(d) of the 1940 Act. This provision effectively eliminates any discount that may occur when shares of a closed-end fund trade on the secondary market. Conversely, this provision precludes the possibility of ever receiving a premium over net asset value at which shares of a closed-end fund may trade on the secondary market.

     o Shareholder services. Shareholders of Pioneer Tax Free Income Fund may participate in an exchange privilege allowing them to exchange their shares for Class A shares of other Pioneer open-end funds. These exchange privileges are not available to shareholders of closed-end funds, such as your fund. In addition, shareholders of Pioneer Tax Free Income Fund receive other shareholder services and privileges that are not provided to shareholders of your fund, as discussed under "Additional Information About The Pioneer Funds".

     o Dividend Reinvestment Plan. For the period prior to the proposed Merger, shareholders of your fund participating in the Dividend Reinvestment Plan will continue to have their dividends reinvested in shares of the fund in accordance with the Dividend Reinvestment Plan unless they elect otherwise. The Dividend Reinvestment Plan is expected to be suspended, however, with respect to any dividend payable on the business day immediately preceding and up through the Closing Date. Any such dividend will be paid to Dividend Reinvestment Plan participants in cash. Following the Merger, former shareholders of your fund who participated in the Dividend Reinvestment Plan may have their dividends reinvested in Class A shares of Pioneer Tax Free Income Fund at net asset value.

     o Shareholder meetings. The NYSE listing regulations require that your fund hold an annual meeting of shareholders. Pioneer Tax Free Income Fund is not required to and generally does not hold such annual meetings.

                                 Capitalization

     The following table sets forth the capitalization of each Pioneer Fund as of December 31, 2007 and the pro forma combined capitalization of the combined fund as if the Merger had occurred on that date. If the Merger is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Pioneer Funds between December 31, 2007 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Pioneer Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Pioneer Funds during the same period.

                                                                                    Pioneer
                                                                                    Tax Free                 Pro Forma
                                     Pioneer                Pioneer                Income Fund                Pioneer
                                  Municipal and             Tax Free                Pro Forma                 Tax Free
                               Equity Income Trust        Income Fund              Adjustments              Income Fund
                               (December 31, 2007)    (December 31, 2007)    (December 31, 2007)(1)    (December 31, 2007)(1)
                               -------------------    -------------------    ----------------------    ----------------------
Net Assets
 Class A ..................                  --           $313,705,643            $413,426,136              $727,131,779
 Class B ..................                  --           $ 14,622,470                      --              $ 14,622,470
 Class C ..................                  --           $ 13,580,501                      --              $ 13,580,501
 Class Y ..................                  --           $219,814,431                      --              $219,814,431
 Common Shares ............        $413,631,136                     --                      --                        --
 AMPS .....................        $176,250,000                     --           $(176,250,000)                       --
 Total Net Assets .........                  --           $561,723,045                      --              $975,149,181
Net Asset Value Per Share
 Class A ..................                  --           $      11.13                      --              $      11.13
 Class B ..................                  --           $      11.04                      --              $      11.04
 Class C ..................                  --           $      10.96                      --              $      10.96
 Class Y ..................                  --           $      11.07                      --              $      11.07
 Common Shares ............        $      14.41                     --                      --                        --
 AMPS .....................        $     25,000                     --                      --                        --
Shares Outstanding
 Class A ..................                  --             28,179,852              37,145,655                65,325,507
 Class B ..................                  --              1,324,866                      --                 1,324,866
 Class C ..................                  --              1,239,065                      --                 1,239,065
 Class Y ..................                  --             19,858,193                      --                19,858,193
 Common Shares ............          28,706,981                     --             (28,706,981)                       --
 AMPS .....................               7,050                     --                  (7,050)                       --

----------

(1) The pro forma data reflects the liquidation of Pioneer Municipal and Equity Income Trust's non-municipal securities for cash, with the proceeds of such redemption used to redeem AMPS. The pro forma data also reflects adjustments to account for the costs of the Merger to be borne by Pioneer Municipal and Equity Income Trust, which are estimated to be $200,000, and Class A shares of Pioneer Tax Free Income Fund, which are estimated to be $5,000.

     It is impossible to predict how many Class A shares of Pioneer Tax Free Income Fund actually will be received by common shareholders of your fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Tax Free Income Fund shares that will actually be received and distributed.

                    TERMS OF THE AGREEMENT AND PLAN OF MERGER

The Merger

     o    The Merger is scheduled to occur on the Closing Date.

     o Your fund will merge with and into Pioneer Tax Free Income Fund. All of the assets and liabilities of your fund will become the assets and liabilities of Pioneer Tax Free Income Fund, and your fund will cease to exist. The outstanding common shares of your fund will be converted into a number of whole or fractional Class A shares of Pioneer Tax Free Income Fund with an aggregate net asset value equal to the aggregate net asset value of the common shares of your fund immediately prior to the Merger. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

     o Holders of each of your fund's common shares and AMPS are entitled to vote on the Agreement and Plan of Merger. An affirmative vote of a 1940 Act Majority of the outstanding common shares and the affirmative vote of a 1940 Act Majority of the outstanding AMPS, voting separately, will be required to approve the Agreement and Plan of Merger. After the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. Only common shares will be converted into Class A shares of Pioneer Tax Free Income Fund in the Merger.

     o No sales load, contingent deferred sales charge, commission, redemption fee or other transaction fee will be charged as a result of the Merger. After the Merger, you will be permitted to exchange your Class A shares of Pioneer Tax Free Income Fund into Class A shares of other Pioneer Funds without a sales charge. Class A shares are subject to a Rule 12b-1 fee of 0.25%. Class A shares do not currently charge a redemption fee.

     o The Merger generally will not result in income, gain or loss being recognized for federal income tax purposes by either Pioneer Fund or its shareholders, except as set forth below under the heading "Tax Status of the Merger," and will not take place unless the Pioneer Funds receive an opinion concerning the tax consequences of the Merger from Bingham McCutchen LLP, counsel to the Pioneer Funds, as further described below under the heading "Tax Status of the Merger."

Agreement and Plan of Merger

     The shareholders of your fund are being asked to approve an Agreement and Plan of Merger, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Merger contained herein, which includes the material provisions of the Agreement and Plan of Merger, is qualified in its entirety by the attached copy.

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Pioneer Tax Free Income Fund shares. Pioneer Tax Free Income Fund will not issue share certificates in the Merger.

     Conditions to Closing the Merger. The obligation of your fund to consummate the Merger is subject to the satisfaction of certain conditions, including the performance by Pioneer Tax Free Income Fund of all its obligations under the Agreement and Plan of Merger and the receipt of all consents, orders and permits necessary to consummate the Merger (see Agreement and Plan of Merger, Section
6).

     The obligation of Pioneer Tax Free Income Fund to consummate the Merger is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Merger, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the Merger (see Agreement and Plan of Merger, Section 7).

     The obligations of your fund and Pioneer Tax Free Income Fund are subject to approval of the Agreement and Plan of Merger by the necessary vote of the outstanding shares of your fund in accordance with the provisions of your fund's Declaration of Trust and By-Laws and the Statement of Preferences with respect to the AMPS. The Pioneer Funds' obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the federal income tax consequences of the Merger (see Agreement and Plan of Merger, Section 8.5).

     Termination of Agreement and Plan of Merger. The Board of Trustees of either Pioneer Fund may terminate the Agreement and Plan of Merger (even if the shareholders of your fund have already approved it) at any time before the Closing Date if the Board believes that proceeding with the Merger would no longer be in the best interests of shareholders of the Fund.

     Expenses of the Merger. Your fund will bear the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Merger. Your fund also will bear its own costs in connection with the Merger, including the costs associated with redeeming AMPS and the costs of liquidating portfolio securities as described herein, and other redemptions anticipated in connection with the Merger.

                            TAX STATUS OF THE MERGER

     The Merger is conditioned upon the receipt by each Pioneer Fund of an opinion from Bingham McCutchen LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

     o    The Merger will constitute a "reorganization" within the meaning of
          Section 368(a) of the Code, and each of your fund and Pioneer Tax Free Income Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     o No gain or loss will be recognized by your fund upon the vesting of the assets and liabilities of your fund as assets and liabilities of Pioneer Tax Free Income Fund or upon the conversion of shares of your fund into a number of shares of Pioneer Tax Free Income Fund, including fractional shares, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in
          Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain that may be required to be recognized as a result of the closing of your fund's taxable year;

     o The tax basis of the assets of your fund acquired by Pioneer Tax Free Income Fund will be the same as the tax basis of those assets in the hands of your fund immediately prior to the Merger, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your fund on the Merger;

     o The holding periods of the assets of your fund in the hands of Pioneer Tax Free Income Fund, other than assets with respect to which gain or loss is required to be recognized, will include your fund's holding period for those assets;

     o No gain or loss will be recognized by Pioneer Tax Free Income Fund upon the vesting of the assets and liabilities of your fund as assets and liabilities of Pioneer Tax Free Income Fund;

     o You will not recognize gain or loss on the conversion of your shares into shares of Pioneer Tax Free Income Fund as part of the Merger;

     o The aggregate basis of Pioneer Tax Free Income Fund shares received by you in the Merger will be the same as the aggregate basis of the shares of your fund you held immediately prior to the Merger;

     o The holding period of Pioneer Tax Free Income Fund shares received by you in the Merger will include the holding period of the shares of your fund that were converted into such Pioneer Tax Free Income Fund shares, provided that you held the shares of your fund as capital assets on the Closing Date.

     In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of Pioneer Tax Free Income Fund and your fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Merger. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     Immediately prior to the Merger, your fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to your fund's shareholders all of your fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such distributions may result in taxable income to you.

     The foregoing discussion is very general, and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                      BOARDS' EVALUATION AND RECOMMENDATION

     The Trustees of your fund believe that the proposed Merger will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal:

     The Board considered the benefit to shareholders of an open-end fund that permits redeeming or purchasing shares at net asset value. The Trustees noted that, because common shares of closed-end funds, such as your fund, are not redeemable and instead are bought and sold on the open market, the market price of these shares is influenced by a number of factors and, at times, may trade at a discount (or premium) to net asset value. Your fund's net asset value per share can be expected to vary from the market price of its shares, and your fund's common shares generally have traded at a discount to net asset value, ranging from (3.02)% (high) to (17.25)% (low) over the past two years ended February 29, 2008 and currently have traded at a discount of (6.14)% as of April 30, 2008. The Trustees noted that the merger of your fund into Pioneer Tax Free Income Fund effectively would provide your fund's shareholders with liquidity for their common shares at net asset value, thereby eliminating the discount at which your fund's common shares historically have traded. The Trustees also noted requests for enhanced liquidity from shareholders and changes in your fund's shareholder base related to investors seeking liquidity.

     The Board considered that Pioneer Tax Free Income Fund is an established open-end fund that, like your fund, pursues a tax-oriented investment approach. Pioneer Tax Free Income Fund invests at least 80% of its total assets in investment grade securities that provide income that is exempt from regular federal income tax and is not subject to the alternative minimum tax (AMT). Your fund invests in a portfolio consisting primarily of (i) municipal securities and
(ii) common stocks and preferred securities that pay tax-qualified dividends. Your fund invests at least 50%, and may invest up to 75%, of its total assets in municipal securities. The portion of your fund's portfolio invested in municipal securities is similar in many respects to Pioneer Tax Free Income Fund, including overall credit quality, maturity distribution and sector weights. However, unlike Pioneer Tax Free Income Fund, your fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. The Board noted that prior to the Closing Date, your fund will sell the non-municipal securities in its portfolio.

     The Board considered that Pioneer Tax Free Income Fund's performance was comparable to your fund's performance. As of February 29, 2008, your fund's average annual returns for the past one and three year periods were (14.69)% and 0.72%, respectively. In comparison, Pioneer Tax Free Income Fund's Class A shares' average annual returns as of March 31, 2008 for the past one and three year periods were (5.14)% and 1.29%, respectively. As of February 29, 2008, the average annual return of your fund since its inception on January 30, 2004 is 3.18%. As of March 31, 2008, the average annual return of Class A shares of Pioneer Tax Free Income Fund since its inception on January 18, 1977 is 5.82%.

     The Board considered that the combined fund is expected to have a yield that is comparable to the yield of your fund. Your fund's portfolio of municipal bonds has a book yield of approximately 6%. Pioneer Tax Free Income Fund's portfolio has a book yield of approximately 5.4%. As of March 31, 2008 the 30-day SEC yields for your Fund shares and Class A shares of Pioneer Tax Free Income Fund were 8.03% and 4.43%, respectively.

     The Board considered that the pro forma gross expense ratio for the combined fund's Class A shares is anticipated to be 0.87%, and in addition, that if shareholders of your fund approve the Merger, Pioneer will contractually agree to limit ordinary operating expense to the extent required to reduce the combined fund's expenses to 0.89% of the average daily net assets attributable to Class A shares of the combined fund. The Board noted that the historical expense ratio for common shares of your fund is 1.26% (the expense ratio does not reflect the effect of dividend payments to preferred shareowners). Therefore, the expense ratio will be lower for the Class A shares of the combined fund as compared to the common shares of your fund. The expense limitation described above would be in effect for three years from the date of the Merger. There can be no assurance that Pioneer will extend the expense limitation beyond such time.

     The Board considered that Pioneer Tax Free Income Fund's current management fee rate of 0.48% of average daily net assets and the combined fund's anticipated pro forma management fee rate of 0.45% of average daily net assets are each lower than your fund's management fee, which is 0.60% of your fund's average daily managed assets (which is equivalent to 0.83% of your fund's average daily net assets attributable to common shareholders).

     The Board considered that the transaction is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not result in a taxable sale of your fund shares. However, in considering the Merger, the Board noted that prior to the Closing Date, your fund is expected to sell certain securities in its portfolio, including all of its non-municipal securities. The Board recognized that the disposition of these securities could result in significant brokerage expense to your fund and also will cause your fund to realize gains or losses in the current tax year, which would then be distributed to shareholders in one or more taxable distributions. However, the Board also considered that your fund will be able to offset any net gain from the disposition of these securities with its available net capital loss carryovers. The Board anticipates that there will be sufficient loss carryovers to offset any net gain recognized by your fund as a result of securities dispositions. The Board also noted that after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. The Board considered that holders of AMPS will recognize gain or loss equal to the difference between the amount realized on the redemption and the shareholder's tax basis in the shares redeemed.

     The Board considered that your fund would bear the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Merger. The Board considered that your fund also would bear its own costs in connection with the Merger, including the costs associated with redeeming AMPS and the costs of liquidating portfolio securities, and other redemptions anticipated in connection with the Merger. The Board estimated that these expenses in the aggregate would be approximately $200,000.

     The Board considered that the funds' investment adviser and the principal distributor of Pioneer Tax Free Income Fund would benefit from the Merger. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. Pioneer also will avoid the potential cost, burden and adverse consequences associated with potential future proxy contests, including the possible termination of Pioneer as investment adviser to your fund and the consequent loss of investment advisory fees by Pioneer. The Board also considered the fact that Pioneer Tax Free Income Fund shareholders pay Pioneer and its affiliates fees for administrative services, including transfer agency fees. The Boards believe, however, that these savings and revenues will not amount to a significant economic benefit to Pioneer or PFD. Further, the Board considered that Pioneer's advisory fee rate is lower for Pioneer Tax Free Income Fund than for your fund.

     The Board also considered that the Merger presents an excellent opportunity for the shareholders of Pioneer Municipal and Equity Income Trust to become investors in a combined fund that has (i) lower advisory fees, (ii) lower operating expenses (historically), and (iii) a larger asset size than either Pioneer Fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an immediate economic benefit to Pioneer Municipal and Equity Income Trust and its shareholders and the potential for benefit for Pioneer. While the Board of Trustees considered alternatives to the Merger, it concluded that the Merger offered a method to eliminate the discount to net asset value, while offering continuity of portfolio management.

     For all of the reasons described above, all of the Trustees of your fund, including all of the Independent Trustees, approved the Merger. In particular, the Trustees determined that the Merger is in the best interest of your fund and that your interests, and the interests of your fund's other shareholders would not be diluted as a result of the Merger. Similarly, the Board of Trustees of Pioneer Tax Free Income Fund, including the Independent Trustees, approved the Merger. They also determined that the Merger is in the best interests of Pioneer Tax Free Income Fund and that the interests of Pioneer Tax Free Income Fund's shareholders would not be diluted as a result of the Merger.

     The Trustees of your fund recommend that you vote FOR the proposal to approve the Agreement and Plan of Merger.

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer oversees each Pioneer Fund's operations and is responsible for the day-to-day management of the fund's portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.P.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of April 30, 2008, assets under management were approximately $328 billion worldwide, including over $73 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of each Pioneer Fund is responsible for overseeing the performance of Pioneer and determining whether to approve and renew each Pioneer Fund's investment management agreement.

Administrator, Custodian, Distributor and Transfer Agent

     Because your fund is a closed-end fund traded on the NYSE, your fund does not have an underwriting agreement with a distributor to distribute shares. PFD is the distributor of Pioneer Tax Free Income Fund's shares.

     Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is the transfer agent for Pioneer Tax Free Income Fund and common shares of Pioneer Municipal and Equity Income Trust. The principal business address of PIMSS is P.O. Box 55150 Boston, MA 02205-5150. Mellon Investor Services ("Mellon") serves as the sub-transfer agent for common shares of Pioneer Municipal and Equity Income Trust.

     Deutsche Bank Trust Company Americas ("Deutsche Bank") serves as the auction agent, transfer agent, dividend paying agent and registrar for AMPS.

     Brown Brothers Harriman & Co. ("BBH") is each fund's custodian. The principal business address of Brown Brothers Harriman & Co. is 40 Water Street, Boston, MA 02109.

     Pioneer is each Pioneer Fund's administrator. Pioneer provides certain accounting, administration and legal services to Pioneer Tax Free Income Fund for a fee at the annual rate of 0.0225% of average daily net assets, and to Pioneer Municipal and Equity Income Trust for a fee at the annual rate of 0.0175% of average daily net assets.

     Princeton Administrators, LLC ("Princeton"), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, serves as the sub-administrator of Pioneer Municipal and Equity Income Trust. For its services, Princeton receives a monthly fee at an annual rate of 0.07% of the average daily value of the fund's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

     Pioneer Tax Free Income Fund compensates Pioneer, PFD, PIMSS and BBH for their services. Pioneer Municipal and Equity Income Trust compensates PIMSS, Deutsche, BBH and Princeton for their services. PIMSS is responsible for paying the fees of Mellon. PFD and PIMSS are affiliates of Pioneer.

Capital Stock (Pioneer Municipal and Equity Income Trust)

     Your fund's Agreement and Declaration of Trust ("Declaration of Trust") authorizes issuance of an unlimited number of common shares. Common shareholders are entitled to share pro rata in the net assets of the fund available for distribution to common shareholders upon liquidation of the fund. Common shareholders are entitled to one vote for each share held (or, in the case of fractional shares, a proportionate fractional vote). So long as any shares of the fund's preferred shares, including the AMPS, are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. There are no preemptive rights, conversion rights, redemption provisions or sinking fund provisions with respect to common shares.

     Your fund's Declaration of Trust also authorizes issuance of an unlimited number of AMPS. AMPS are preferred shares of beneficial interest that entitle their holders to receive dividends when, as and if declared by the Board of Trustees out of funds legally available therefor. AMPS are non-assessable and have no preemptive, conversion or cumulative voting rights. AMPS are not convertible into common shares or other shares of beneficial interest of the fund, and the holders thereof have no preemptive rights. AMPS are not be subject to any sinking fund but are subject to redemption at the option of the fund on any dividend payment date for the AMPS at a redemption price generally equal to $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the AMPS may be subject to mandatory redemption by the fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends.

        Pioneer Municipal and Equity Income Trust Outstanding Securities
                              (As of July 7, 2008)

-------------------------------------------------------------------------------------------------------
                                               (3) Amount Held by Pioneer     (4) Amount Outstanding
                                               Municipal and Equity Income    Exclusive of Amount shown
(1) Title of Class    (2) Amount Authorized    Trust for its Account          under (3)
-------------------------------------------------------------------------------------------------------
Common Shares
-------------------------------------------------------------------------------------------------------
AMPS
-------------------------------------------------------------------------------------------------------

     Set forth below is information about the closed-end fund's AMPS as of the end of each of the fund's fiscal years ended November 30 since the fund commenced operations on January 30, 2004.

----------------------------------------------------------------------------------------------------------
        Total Number of     Asset Coverage Ratio    Involuntary Liquidation           Average Market Value
Year    AMPS Outstanding    Per Preferred Share     Preference Per Preferred Share    Per Preferred Share
----------------------------------------------------------------------------------------------------------
2004    7,050               339%                    -0-                               $25,000
----------------------------------------------------------------------------------------------------------
2005    7,050               339%                    -0-                               $25,000
----------------------------------------------------------------------------------------------------------
2006    7,050               361%                    -0-                               $25,000
----------------------------------------------------------------------------------------------------------
2007    7,050               341%                    -0-                               $25,000
----------------------------------------------------------------------------------------------------------

Certain Provisions of Pioneer Municipal and Equity Income Trust's Agreement and Declaration of Trust

     Your fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of your fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund.

     The Board of Trustees of your fund is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

     A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

     The Declaration requires the favorable vote of the holders of at least 75% of the fund's shares to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the fund with any other corporations;

     o a sale of all or substantially all of the fund's assets (other than in the regular course of the Fund's investment activities); or

     o    a liquidation or dissolution of the fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with your fund's By-Laws, in which case the affirmative vote of a majority of the fund's shares is required. The approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the fund's AMPS then entitled to be voted, voting as a separate class.

     Conversion of your fund to an open-end investment company would require an amendment to the fund's Declaration. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the fund's outstanding common shares entitled to vote on the matter, (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and the affirmative vote of a majority of outstanding AMPS, voting as a separate class.

Automatic Dividend Reinvestment Plan (Pioneer Municipal and Equity Income Trust)

     All common shareowners of your fund automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of your fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever your fund declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from your fund or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

Description of Shares (Pioneer Tax Free Income Fund)

     Pioneer Tax Free Income Fund's Declaration of Trust authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares and Class Y shares. The shares of each class represent an interest in the same portfolio of investments of Pioneer Tax Free Income Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the rule 12b-1 plan adopted by holders of those shares in connection with the distribution of those shares.

     Shareholders are entitled to one vote for each share held (or, in the case of fractional shares, a proportionate fractional vote) and may vote in the election of the Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. Pioneer Tax Free Income Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for such purposes as electing or removing Trustees, changing fundamental investment restrictions or approving a management contract. The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of Pioneer Tax Free Income Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of Pioneer Tax Free Income Fund's shares.

Disclosure of Portfolio Holdings (Pioneer Tax Free Income Fund)

     Pioneer Tax Free Income Fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerinvestments.com.

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. Each Pioneer Fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each Pioneer Fund generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

     Each Pioneer Fund uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. Each Pioneer Fund uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each Pioneer Fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

     You buy or sell shares at the share price. When you buy Class A shares of Pioneer Tax Free Income Fund, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge.

     Distribution and Service Plan (Pioneer Tax Free Income Fund). Pioneer Tax Free Income Fund has adopted a distribution plan for its Class A shares in accordance with Rule 12b-1 under the 1940 Act. Under the plan, a Pioneer Fund pays distribution and service fees to PFD. Because these fees are an ongoing expense of a Pioneer Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

     Additional Payments to Financial Intermediaries (Pioneer Tax Free Income
Fund). There are two principal ways you compensate the financial intermediary through which you buy shares of Pioneer Tax Free Income Fund -- directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees. The fund also may pay intermediaries for administrative services and transaction processing.

     Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

     Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

     Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

     Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments to the intermediary if the amount of the payment exceeds the intermediary's costs.

     The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

     Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

     Opening Your Account (Pioneer Tax Free Income Fund). If shares of Pioneer Tax Free Income Fund are held in an investment firm's name, the options and services available to you may be different from those described herein or in the fund's prospectus. Ask your investment professional for more information.

     If you invest in Pioneer Tax Free Income Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by a Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options (Pioneer Tax Free Income Fund). Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the transfer agent for account applications, account options forms and other account information:

     PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014
     Telephone 1-800-225-6292

     Telephone Transaction Privileges (Pioneer Tax Free Income Fund). If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges (Pioneer Tax Free Income Fund). If your account is registered in your name, you may be able to buy, exchange or sell shares of Pioneer Tax Free Income Fund online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Pioneer Tax Free Income Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price (Pioneer Tax Free Income Fund). If you place an order to purchase, exchange, or sell shares of Pioneer Tax Free Income Fund with the transfer agent or a broker-dealer, your investment firm or plan administrator by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer, your investment firm or plan administrator after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. Your investment firm or plan administrator is responsible for transmitting your order to the fund in a timely manner.

     Transaction Limitations (Pioneer Tax Free Income Fund). Your transactions are subject to certain limitations, including the limitation on the purchase of Pioneer Tax Free Income Fund's shares within 30 calendar days of a redemption. See "Excessive Trading" below.

     Buying Pioneer Fund Shares (Pioneer Tax Free Income Fund). You may buy shares of Pioneer Tax Free Income Fund from any investment firm that has a sales agreement with PFD. Participants in retirement plans generally must contact the plan's administrator to purchase shares.

     You can buy shares of Pioneer Tax Free Income Fund at the offering price. PFD may reject any order until it has confirmed the order in writing and received payment. Pioneer Tax Free Income Fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts (Pioneer Tax Free Income Fund). Your initial investment for Class A shares must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Merger.

     Maximum Purchase Amounts (Pioneer Tax Free Income Fund). Class A shares are not subject to a maximum purchase amount.

     Exchanging Pioneer Fund Shares (Pioneer Tax Free Income Fund). You may exchange your shares in Pioneer Tax Free Income Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000.

     The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.

Shares you acquire as part of an exchange and shares your acquire as a result of this Merger will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

     Before you request an exchange, consider each Pioneer Fund's investment objective and policies as described in the relevant Pioneer Fund's prospectus.

     Selling Pioneer Fund Shares (Pioneer Tax Free Income Fund). Shares of Pioneer Tax Free Income Fund will be sold at net asset value per share next calculated after Pioneer Tax Free Income Fund or its authorized agent receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Pioneer Tax Free Income Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

     Good order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

          -- Are selling over $100,000 or exchanging over $500,000 worth of shares

          -- Changed your account registration or address within the last 30 days

          -- Instruct the transfer agent to mail the check to an address different from the one on your account

          --   Want the check paid to someone other than the account owner(s)

          -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

---------------------------------------------------------------------------------------------------------------------
                                  Buying Shares                                 Exchanging Shares
---------------------------------------------------------------------------------------------------------------------
THROUGH YOUR       Normally, your investment firm will send your      Normally, your investment firm will send your
INVESTMENT FIRM    purchase request to PFD and/or the Pioneer         exchange request to the Pioneer Funds'
                   Funds' transfer agent.                             transfer agent.

                   CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE      CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE
                   INFORMATION.                                       INFORMATION ABOUT EXCHANGING YOUR SHARES.

                   Your investment firm may receive a commission
                   from PFD for your purchase of fund shares,
                   and may receive additional compensation from
                   Pioneer for your purchase of fund shares.
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                   Buying Shares                                   Exchanging Shares
-------------------------------------------------------------------------------------------------------------------------
BY PHONE OR ONLINE      You can use the telephone or online privilege     After you establish your eligible fund
                        if you have an existing non-retirement            account, you can exchange fund shares by
                        account. Certain IRAs can use the telephone       phone or online if:
                        purchase privilege. If your account is
                        eligible, you can purchase additional fund        o    You are exchanging into an existing
                        shares by phone or online if:                          account or using the exchange to
                                                                               establish a new account, provided the
                        o    You established your bank account of              new account has a registration identical
                             record at least 30 days ago                       to the original account

                        o    Your bank information has not changed        o    The fund into which you are exchanging
                             for at least 30 days                              offers the same class of shares

                        o    You are not purchasing more than $25,000     o    You are not exchanging more than
                             worth of shares per account per day               $500,000 worth of shares per account per
                                                                               day
                        o    You can provide the proper account
                             identification information                   o    You can provide the proper account
                                                                               identification information
                        When you request a telephone or online
                        purchase, the transfer agent will
                        electronically debit the amount of the
                        purchase from your bank account of record.
                        The transfer agent will purchase fund shares
                        for the amount of the debit at the offering
                        price determined after the transfer agent
                        receives your telephone or online purchase
                        instruction and good funds. It usually takes
                        three business days for the transfer agent to
                        receive notification from your bank that good
                        funds are available in the amount of your
                        investment.
-------------------------------------------------------------------------------------------------------------------------
 IN WRITING, BY MAIL    You can purchase fund shares for an existing      You can exchange fund shares by mailing or
 OR BY FAX              fund account by mailing a check to the            faxing a letter of instruction to the
                        transfer agent. Make your check payable to        transfer agent. You can exchange Pioneer Fund
                        the fund. Neither initial nor subsequent          shares directly through a Pioneer Fund only
                        investments should be made by third party         if your account is registered in your name.
                        check. Your check must be in U.S. dollars and     However, you may not fax an exchange request
                        drawn on a U.S. bank. Include in your             for more than $500,000. Include in your
                        purchase request the fund's name, the account     letter:
                        number and the name or names in the account
                        registration.                                     o    The name, social security number and
                                                                               signature of all registered owners

                                                                          o    A signature guarantee for each
                                                                               registered owner if the amount of the
                                                                               exchange is more than $500,000

                                                                          o    The name of the fund out of which you
                                                                               are exchanging and the name of the fund
                                                                               into which you are exchanging

                                                                          o    The class of shares you are exchanging

                                                                          o    The dollar amount or number of shares
                                                                               your are exchanging
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
              Selling Shares                                           How to Contact Pioneer
------------------------------------------------------------------------------------------------------------
Normally, your investment firm will send your          BY PHONE
request to sell shares to the Pioneer Funds'           For information or to request a telephone
transfer agent.                                        transaction between 8:00 a.m. and 7:00 p.m.
                                                       (Eastern time) by speaking with a shareholder
CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE          services representative call 1-800-225-6292
INFORMATION.
                                                       To request a transaction using FactFone(SM) call
Each Pioneer Fund has authorized PFD to act as its     1-800-225-4321
agent in the repurchase of fund shares from
qualified investment firms. Each Pioneer Fund          Telecommunications Device for the Deaf (TDD)
reserves the right to terminate this procedure at      1-800-225-1997
any time.
------------------------------------------------------------------------------------------------------------
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT,        BY MAIL
YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY     Send your written instructions to: PIONEER INVESTMENT
PHONE OR ONLINE. You may sell fund shares held in      MANAGEMENT SHAREHOLDER SERVICES, INC. P.O. Box
a retirement plan account by phone only if your        55014 Boston, Massachusetts 02205-5014
account is an eligible IRA (tax penalties may
apply). You may not sell your shares by phone or       PIONEER WEBSITE
online if you have changed your address (for           www.pioneerinvestments.com
checks) or your bank information (for wires and
transfers) in the last 30 days.                        BY FAX
                                                       Fax your exchange and sale requests to:
You may receive your sale proceeds:                    1-800-225-4240

o By check, provided the check is made payable exactly as your account is registered

o    By bank wire or by electronic funds transfer,
     provided the sale proceeds are being sent to
     your bank address of record
------------------------------------------------------------------------------------------------------------
You can sell some or all of your fund shares by
WRITING DIRECTLY TO A PIONEER FUND only if your
account is registered in your name. Include in
your request your name, your social security
number, the fund's name, your fund account number,
the class of shares to be sold, the dollar amount
or number of shares to be sold, and any other
applicable requirements as described below. The
transfer agent will send the sale proceeds to your
address of record unless you provide other
instructions. Your request must be signed by all
registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by
fax.
-------------------------------------------------------------------------------------------------------------------------

Pioneer Fund Shareholder Account Policies (Pioneer Tax Free Income Fund)

     Signature Guarantees and Other Requirements (Pioneer Tax Free Income Fund). You are required to obtain a signature guarantee when you are:

     o    Requesting certain types of exchanges or sales of Pioneer Fund shares

     o    Redeeming shares for which you hold a share certificate

     o    Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized understate law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

     The Pioneer Funds generally will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The Pioneer Funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

     Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Distribution Options (Pioneer Tax Free Income Fund). Pioneer Tax Free Income Fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

     1. Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

     2. You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

     3. You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

     Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

     If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

     Directed Dividends (Pioneer Tax Free Income Fund). You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

     Excessive Trading (Pioneer Tax Free Income Fund). Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that indicate a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

     The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

     To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds. Purchases pursuant to the reinstatement privilege for Class A and Class B shares are subject to this policy.

     We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

     Minimum Account Size (Pioneer Tax Free Income Fund). Pioneer Tax Free Income Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, Pioneer Tax Free Income Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

     Telephone and Website Access (Pioneer Tax Free Income Fund). You may have difficulty contacting Pioneer Tax Free Income Fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to reach Pioneer Tax Free Income Fund by telephone, you should communicate with the fund in writing.

     Share Certificates (Pioneer Tax Free Income Fund). The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

     Other Policies (Pioneer Tax Free Income Fund).

     Pioneer Tax Free Income Fund and PFD reserve the right to:

     o reject any purchase or exchange order for any reason, without prior notice

     o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

     o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the SEC

     Pioneer Tax Free Income Fund reserves the right to:

     o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for Pioneer Tax Free Income Fund to sell or value its portfolio securities

     o redeem in kind by delivering to you portfolio securities owned by Pioneer Tax Free Income Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

     o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee.

     Dividends and Capital Gains.

     Pioneer Municipal and Equity Income Trust's policy is to distribute each quarter substantially all of its net investment income and annually substantially all of its net realized capital gains, if any. It is Pioneer Municipal and Equity Income Trust's policy to offset capital gains with any capital loss-carryforward before making additional capital gains distributions. Pioneer Tax Free Income Fund declares a dividend daily. Dividends are normally paid on the last business day of each month.

     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income in December. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that such Pioneer Fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

     Taxes. For U.S. federal income tax purposes, distributions from each Pioneer Fund's tax-exempt interest income, called "exempt-interest dividends," are exempt from regular federal income tax, but may be subject to state or local income taxes. A portion of these dividends may be tax preference items for purposes of the alternative minimum tax. Distributions from each fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates depending upon their source and other factors. Distributions from each fund's net short-term capital gains are taxable as ordinary income. Other dividends are generally taxable as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by the fund and certain other conditions, including holding period requirements, are met by the applicable fund and shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. Since Pioneer Tax Free Income Fund's income is derived from sources that do not pay dividends, it is not expected that any dividends paid by that fund will qualify for either the dividends-received deduction for corporations or the reduced rate available to individuals on "qualified dividend income." Any taxable dividends and distributions are taxable whether you take payment in cash or reinvest them to buy additional fund shares. If a fund declares a taxable dividend in October, November or December, payable to shareholders of record in such a month, but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

     When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

     You must provide your social security number or other taxpayer identification number to the fund in which you hold shares along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply "backup withholding" at the rate of 28% to your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you that are subject to backup withholding. If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on certain taxable dividends and other payments (but not on distributions of net capital gains).

     You should ask your tax adviser about any federal and state tax considerations relating to an investment in a fund, including the potential application of the alternative minimum tax to you on the fund's exempt interest dividends and possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult each fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

     Share Classes. Pioneer Tax Free Income Fund offers four share classes (designated Class A, B, C and Y, respectively) that have different sales loads, 12b-1 fees and/or other class-specific expenses. As the investors in the other share classes have loads, 12b-1 fees and/or different class-specific expenses, the NAV and performance of each class varies. Class A has one of the highest class-specific expense ratios. Shareholders are only offered Class A shares by means of this prospectus. Pioneer Municipal and Equity Income Trust offers common shares and AMPS. AMPS will be redeemed by the fund after the Meeting but prior to the Closing Date. Only common shares will be converted to Class A shares of Pioneer Tax Free Income Fund in connection with the Merger.

                              FINANCIAL HIGHLIGHTS
                    PIONEER MUNICIPAL AND EQUITY INCOME TRUST

     The following table shows the financial performance of your fund since its inception. The total returns in the tables represent the rate that your investment would have increased or decreased during each period (assuming reinvestment of all dividends and distributions at net asset value).

     The information below has been audited by Ernst & Young LLP, your fund's independent registered public accounting firm, whose report is included in your fund's annual report along with your fund's financial statements. The annual report is available upon request.

                                                                                 Year        Year        Year         1/30/04(b)
                                                                                 Ended       Ended       Ended           to
                                                                               11/30/07    11/30/06    11/30/05       11/30/04
                                                                               --------    --------    --------       ----------
Per Common Share Operating Performance
Net asset value, beginning of period                                           $  16.17    $  14.65    $  14.55       $  14.33(c)
                                                                               --------    --------    --------       --------
Increase (decrease) from investment operations:(a)
 Net investment income                                                         $   0.97    $   0.98    $   0.95       $   0.66
 Net realized and unrealized gain (loss) on investments and interest
  rate swaps                                                                      (1.07)       1.57        0.13           0.27
 Dividends and distributions to preferred shareowners from:
  Net Investment income                                                           (0.27)      (0.26)      (0.19)        (0.06)
  Net realized gain                                                               (0.03)      (0.02)         --(d)          --
                                                                               --------    --------    --------       --------
 Net increase (decrease) from investment operations                            $  (0.40)   $   2.27    $   0.89       $   0.87
Dividends and distributions to common shareowners from:
  Net investment income                                                           (0.85)      (0.67)      (0.79)         (0.55)
  Net realized gain                                                               (0.10)      (0.08)         --             --
Capital charge with respect to issuance of:
 Common shares                                                                       --          --          --          (0.03)
 Preferred shares                                                                    --          --          --          (0.07)
                                                                               --------    --------    --------       --------
Net increase (decrease) in net asset value                                     $  (1.35)   $   1.52    $   0.10       $   0.22
                                                                               --------    --------    --------       --------
Net asset value, end of period(e)                                              $  14.82    $  16.17    $  14.65       $  14.55
                                                                               ========    ========    ========       ========
Market value, end of period(e)                                                 $  13.41    $  14.00    $  12.18       $  12.74
                                                                               ========    ========    ========       ========
Total return(f)                                                                    2.30%      21.79%       1.51%        (11.26)%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                                   1.26%       1.12%       1.12%          1.04%(h)
 Net investment income before preferred share dividends                            6.12%       6.43%       6.32%          5.69%(h)
 Preferred share dividends                                                         1.70%       1.69%       1.28%          0.55%(h)
 Net investment income available to common shareowners                             4.42%       4.74%       5.04%          5.14%(h)
Portfolio turnover                                                                   23%         16%         27%            63%
Net assets of common shareowners, end of period (in thousands)                 $425,358    $464,291    $420,476       $417,789
Preferred shares outstanding (in thousands)                                    $176,250    $176,250    $176,250       $176,250
Asset coverage per preferred share, end of period                              $ 85,354    $ 90,870    $ 84,651       $ 84,264
Average market value per preferred share                                       $ 25,000    $ 25,000    $ 25,000       $ 25,000
Liquidation value, including dividends payable, per  preferred share           $ 25,019    $ 25,015    $ 25,009       $ 25,003
Ratios to average net assets of common shareowners before reimbursement of waivers and reimbursement of expenses
 Net expenses(g)                                                                   1.26%       1.12%       1.12%          1.05%(h)
 Net investment income before preferred share dividends                            6.12%       6.43%       6.32%          5.68%(h)
 Preferred share dividends                                                         1.70%       1.69%       1.28%          0.55%(h)
 Net investment income available to common shareowners                             4.42%       4.74%       5.04%          5.13%(h)


(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Trust shares were first publicly offered on January 28, 2004.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d)  Amount is less than $0.01 per common share.

(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h)  Annualized.

The information above represents the audited operating performance data for a common share outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                              FINANCIAL HIGHLIGHTS
                          PIONEER TAX FREE INCOME FUND

     The following tables show the financial performance of Class A shares of Pioneer Tax Free Income Fund for the past five fiscal years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that your investment in Pioneer Tax Free Income Fund would have increased or decreased during each period (assuming reinvestment of all dividends and distributions).

     The information below has been audited by Ernst & Young LLP, Pioneer Tax Free Income Fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

                                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                           12/31/07     12/31/06     12/31/05     12/31/04     12/31/03
Class A shares                                            ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                       $  11.75     $  11.62     $  11.67     $  11.70     $  11.61
                                                           --------     --------     --------     --------     --------
Increase (decrease) from investment operations:
 Net investment income                                     $   0.46     $   0.47     $   0.51     $   0.56     $   0.56
 Net realized and unrealized gain (loss) on investments       (0.60)        0.13        (0.04)       (0.02)        0.09
                                                           --------     --------     --------     --------     --------
  Net increase (decrease) from investment operations       $  (0.14)    $   0.60     $   0.47     $   0.54     $   0.65
Distributions to shareowners:
 Net investment income                                        (0.48)       (0.47)       (0.52)       (0.57)       (0.56)
                                                           --------     --------     --------     --------     --------
Net increase (decrease) in net asset value                 $  (0.62)    $   0.13     $  (0.05)    $  (0.03)    $   0.09
                                                           --------     --------     --------     --------     --------
Net asset value, end of period                             $  11.13     $  11.75     $  11.62     $  11.67     $  11.70
                                                           ========     ========     ========     ========     ========
Total return*                                                 (1.23)%       5.31%        4.05%        4.75%        5.80%
Ratio of net expenses to average net assets+                   0.84%        0.86%        0.91%        0.91%        0.93%
Ratio of net investment income to average net assets+          4.05%        4.08%        4.36%        4.88%        4.88%
Portfolio turnover rate                                          68%          66%          26%          39%          80%
Net assets, end of period (in thousands)                   $313,706     $349,683     $315,855     $307,463     $326,173
Ratios with reductions for fees paid indirectly:
 Net expenses                                                  0.84%        0.86%        0.91%        0.91%        0.93%
 Net investment income                                         4.05%        4.08%        4.36%        4.88%        4.88%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your fund; by personnel of Pioneer or PIMSS, or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services to your fund at a cost of approximately $[ ]. Your fund will bear the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Merger.

Revoking Proxies

     If you sign and return a proxy, you can revoke it at any time before it is exercised:

     o By filing a written notice of revocation with your fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109,

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If you have executed a proxy but are present at the meeting and wish to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareholders of record on July 7, 2008 (the "record date") are entitled to notice of and to vote at the meeting. As of the record date, the following shares of your fund were outstanding:

        Pioneer Municipal and Equity Income Trust    Shares Outstanding (as of July 7, 2008)
        -----------------------------------------    ---------------------------------------
        Common Shares ......................                       [          ]
        AMPS ...............................                       [          ]

     As described above, AMPS and common shares will each be entitled to vote to approve the Agreement and Plan of Merger. However, AMPS will be redeemed prior to the Closing Date.

Other Business

     Your fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposal 1. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the meeting, a quorum of shareholders of your fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. Broker non-votes will be disregarded in the vote for adjournment.

Telephone and Internet Voting

     In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Shareholders' Proposals

     Your fund holds an annual meeting of shareholders each year. In accordance with your fund's by-laws, any shareholder desiring to present a proposal for consideration at the next annual meeting of shareholders must submit a proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 no later than the close of business on the 90th day (and no earlier than the close of business on the 120th day) prior to the one year anniversary of the date on which notice of the preceding year's annual meeting was mailed. Last year's mailing of notice for the annual shareholders meeting occurred on April 30, 2007, so proposals for this year's annual shareholder meeting should have been received by your fund no later than the close of business on January 31, 2008 and no earlier than the close of business on January 1, 2008.

     Pioneer Tax Free Income Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholder desiring to present a proposal for consideration at the next annual meeting of shareholders must submit a proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.

                         VOTING RIGHTS AND REQUIRED VOTE

     Holders of common shares and AMPS of your fund are each entitled to vote to approve the Agreement and Plan of Merger. Each share is entitled to one vote. Common shares and AMPS will vote as separate classes on the proposal. A quorum is required to conduct business at the meeting. With respect to your fund, one-third of the outstanding shares of each class of your fund entitled to cast votes at the meeting constitutes a quorum for the transaction of business with respect to such class; however, since the proposal must be approved by a 1940 Act Majority of each class, at least 50% of the outstanding shares of each class must have submitted votes to approve the proposal with respect to your fund. For this purpose, a "majority of the outstanding shares of each class of your fund" means the affirmative vote of the lesser of:

     1. 67% or more of the shares of each class of your fund present at the meeting, if the holders of more than 50% of the outstanding shares of each class of your fund entitled to vote are present or represented by proxy, or

     2.   more than 50% of the outstanding shares of each class of your fund.

     The table below shows how shares will be treated for the purposes of quorum and voting requirements.

------------------------------------------------------------------------------------------------------------------------------------
           Shares                                   Quorum                                           Voting
------------------------------------------------------------------------------------------------------------------------------------
In General                         All shares "present" in person or by proxy       Shares "present" in person will be voted in
                                   are counted toward a quorum.                     person at the meeting. Shares present by
                                                                                    proxy will be voted in accordance
                                                                                    with instructions.
------------------------------------------------------------------------------------------------------------------------------------
Signed Proxy with no Voting        Considered "present" at meeting for purposes     Voted "for" the proposal.
Instruction (other than Broker     of quorum.
Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the         Considered "present" at meeting for purposes     Broker non-votes do not count as a vote "for"
underlying holder had not          of quorum.                                       the proposal and effectively result in a vote
voted and the broker does not                                                       "against" the proposal.
have discretionary authority to
vote the shares)
------------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                    Considered "present" at meeting for purposes     Abstentions do not constitute a vote "for" the
                                   of quorum.                                       proposal and effectively result in a vote
                                                                                    "against" the proposal.
------------------------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/
Prospectus, and your fund will continue to engage in business as a separate fund and the Board of Trustees will consider what further action may be appropriate.

                    OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     As of July 7, 2008, the Trustees and officers of each Pioneer Fund owned in the aggregate less than 1% of the outstanding shares of a Pioneer Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Pioneer Fund as of July 7, 2008.(1)(2)

Pioneer Municipal and Equity Income Trust
Record Holder                                 Share Class     Number of Shares    Percent of Class
                                              Common Shares
                                              AMPS
Pioneer Tax Free Income Fund
Record Holder                                 Share Class     Number of Shares    Percent of Class(1)
                                              Class A
                                              Class B
                                              Class C
                                              Class Y

----------

(1) To the knowledge of each Pioneer Fund, the amount of each class owned of record, unless otherwise noted.

(2) Calculated on the basis of each record holder's present holdings and commitments as of the record date, and assuming the Merger took place on that same day.

     Bulldog Investors General Partnership ("BIGP") and one of its partners, Full Value Partners, L.P. ("Full Value"), investors holding in the aggregate approximately 18.6% of the common shares of Pioneer Municipal and Equity Income Trust, have reached an agreement with Pioneer to vote their shares in favor of the Merger. BIGP and Full Value also have agreed to vote their shares in accordance with the recommendation of the Trustees of Pioneer Municipal and Equity Income Trust with respect to each proposal submitted to shareholders at Pioneer Municipal and Equity Income Trust's 2008 annual meeting of shareholders, if held, or at any other meeting of Pioneer Municipal and Equity Income Trust's shareholders held prior to the completion of the Merger. In addition, BIGP and Full Value have agreed not to nominate any person for election as trustee at, or to make or submit any proposal for, these shareholder meetings. If the Merger is approved, the 2008 annual shareholder meeting would not be held.

                                     EXPERTS

     The financial highlights for the past four years for Pioneer Municipal and Equity Income Trust and the financial highlights for the past five fiscal years for Pioneer Tax Free Income and the financial statements for each Pioneer Fund for the past two years are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of each Pioneer Fund for its most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION

     You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

     Pioneer Tax Free Income Fund's statement of additional information and each Pioneer Fund's shareholder reports are available free of charge on the Pioneer Funds' website at www.pioneerinvestments.com

     Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund's performance during its last fiscal year.

     Visit our website www.pioneerinvestments.com

     Each Pioneer Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Pioneer Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of the [ ] day of [ ], 2008, by and between Pioneer Tax Free Income Fund, a Delaware statutory trust, in its individual capacity (the "Surviving Trust"), and on behalf of its sole series, Pioneer Tax Free Income Fund (the "Surviving Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Municipal and Equity Income Trust, a Delaware statutory trust, in its individual capacity (the "Merging Trust"), and on behalf of its sole series, Pioneer Municipal and Equity Income Trust (the "Merging Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109. The Surviving Fund and the Merging Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     WHEREAS, the Surviving Trust is a registered investment company classified as a management company of the open-end type.

     WHEREAS, the Merging Trust is a registered investment company classified as a management company of the closed-end type.

     WHEREAS, this Agreement is intended to constitute a plan of a "reorganization" as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder, and the parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

     WHEREAS, the reorganization will consist of the merger of the Merging Trust into the Surviving Trust pursuant to the provisions of the Delaware Statutory Trust Act (the "Merger") and will have the consequences described in Section 1.2 below.

     WHEREAS, the Surviving Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of each of the Surviving Trust and the Merging Trust have determined that the Merger is in the best interests of the Surviving Fund shareholders and the Merging Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   THE MERGER

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, a certificate of merger of the Merging Trust with and into the Surviving Trust (the "Certificate of Merger") shall be executed and acknowledged on behalf of the Surviving Trust and thereafter delivered to the Secretary of State of the State of Delaware by the Surviving Trust for filing, as provided in Section 3815 of the Delaware Statutory Trust Act 12 Del.C. Section 3801, et. seq. (the "DSTA"). The Merger shall become effective at 5:00 p.m. (Eastern time) (the "Effective Time") on the closing date of the Merger (the "Closing Date"), unless otherwise mutually agreed by the parties hereto. At the Effective Time, the separate existence of the Merging Trust and the Merging Fund shall cease and the Merging Trust and the Merging Fund shall be merged with and into the Surviving Trust and the Surviving Fund, respectively.

     1.2 At the Effective Time, by virtue of the Merger and without any further action on the part of Surviving Fund, Merging Fund, or the holders of common shares of the Merging Fund or the Class A shares of the Surviving Fund, (i) all of the assets of the Merging Fund as set forth in Paragraph 1.3 ("Merging Fund Assets") and all of the liabilities and obligations of the Merging Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the "Merging Fund Liabilities") are hereby assigned to, and will become the assets and liabilities of, the Surviving Fund, and the Surviving Fund hereby agrees to accept and assume all such assets and liabilities, and (ii) the common shares of the Merging Fund issued and outstanding immediately prior to the Merger shall be exchanged for a number of Class A shares of the Surviving Fund, including fractional Class A shares of the Surviving Fund ("Surviving Fund Shares"), with an aggregate net asset value ("NAV") equal to the NAV of the common shares of the Merging Fund, as determined in the manner set forth in Paragraphs 2.1 and 2.2. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.3 (a) The Merging Fund Assets shall consist of all of the Merging Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Merging Fund or the Merging Trust in respect of the Merging Fund, all other intangible property owned by the Merging Fund, originals or copies of all books and records of the Merging Fund, and all other assets of the Merging Fund as of the Effective Time. The Surviving Fund shall also be entitled to receive copies of all records that the Merging Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Merging Fund.

          (b) The Merging Fund has provided the Surviving Fund with a list of all of the Merging Fund's securities and other assets as of the date of execution of this Agreement, and the Surviving Fund has provided the Merging Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Surviving Fund. The Merging Fund reserves the right to sell any of such securities or other assets before the Effective Time and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Surviving Fund.

     1.4 The Merging Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.5 On or as soon after the Closing Date as is conveniently practicable, accounts on the share records of the Surviving Fund will be established in the names of each shareholder of record of the Merging Fund, determined as of the Effective Time (the "Merging Fund Shareholders"), representing the number of Surviving Fund Shares due to the shareholder pursuant to Paragraph 1.2 hereof. Each Merging Fund Shareholder shall receive the number of Surviving Fund Shares corresponding to common shares of the Merging Fund (the "Merging Fund Shares") held by such Merging Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Merging Fund Shares held of record by such Merging Fund Shareholder as of the Effective Time. The Surviving Fund shall not issue certificates representing the Surviving Fund Shares in connection with the Merger.

     1.6 Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund's transfer agent. Any certificates representing ownership of Merging Fund Shares that remain outstanding at the Effective Time shall be deemed to be cancelled and shall no longer evidence ownership of Merging Fund Shares.

     1.7 Any transfer taxes payable upon issuance of Surviving Fund Shares in a name other than the registered holder of the Merging Fund Shares on the books of the Merging Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

2.   VALUATION

     2.1 The NAV of the Surviving Fund Shares and the NAV of the Merging Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date, but immediately prior to giving effect to the assignment and assumption of assets and liabilities between the Merging Fund and the Surviving Fund as set forth herein (the "Valuation Time"). Pioneer Investment Management, Inc. (the "Surviving Fund Adviser") shall compute the NAV per Surviving Fund Share in the manner set forth in the Surviving Trust's Agreement and Declaration of Trust (the "Declaration"), or By-Laws, and the Surviving Fund's then-current prospectus and statement of additional information. The Surviving Fund Adviser shall compute the NAV per share of the Merging Fund in the manner set forth in the Merging Trust's Agreement and Declaration of Trust, or By-laws, and the Merging Fund's then-current prospectus and statement of additional information. The Surviving Fund Adviser shall confirm to the Surviving Fund the NAV of the Merging Fund.

     2.2 The number of Surviving Fund Shares to be issued (including fractional shares, if any) in the exchange of the Merging Fund Shares for Surviving Fund Shares shall be determined by the Surviving Fund Adviser by dividing the NAV with respect to common shares of the Merging Fund, as determined in accordance with Paragraph 2.1, by the NAV of the Surviving Fund Shares, as determined in accordance with Paragraph 2.1.

     2.3 The Surviving Fund and the Merging Fund shall cause the Surviving Fund Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Surviving Fund Adviser in accordance with its regular practice as pricing agent for the Surviving Fund and the Merging Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [ ], 2008, or such later date as the parties may agree to in writing. All acts necessary to consummate the Merger (the "Closing") shall be deemed to take place simultaneously as of the Effective Time unless otherwise provided. The Closing shall be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Merging Fund Custodian") as record holder for the Merging Fund shall be presented by the Merging Fund to Brown Brothers Harriman & Co. (the "Surviving Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be transferred to the Surviving Fund Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Merging Fund Custodian in book-entry form on behalf of the Merging Fund shall be transferred by the Merging Fund Custodian through the Depository Trust Company to the Surviving Fund Custodian and by the Surviving Fund Custodian recording the beneficial ownership thereof by the Surviving Fund on the Surviving Fund Custodian's records, in each case on the Closing Date. Any cash shall be transferred by the Merging Fund Custodian transmitting immediately available funds by wire transfer to the Surviving Fund Custodian the cash balances maintained by the Merging Fund Custodian and the Surviving Fund Custodian crediting such amount to the account of the Surviving Fund, in each case on the Closing Date.

     3.3 The Surviving Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Merging Fund Assets have been transferred in proper form to the Surviving Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the transfer of portfolio securities as part of the Merging Fund Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Surviving Fund Shares or the Merging Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Surviving Trust Board with respect to the Surviving Fund and the Merging Trust Board with respect to the Merging Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Merging Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Merging Fund Shareholders and the number and percentage ownership of outstanding Merging Fund Shares owned by each Merging Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Merging Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Merging Fund Shareholders, (b) provided by the Merging Fund Custodian, or (c) derived from the Merging Fund's records by such officers or one of the Merging Fund's service providers. The Surviving Fund shall issue and deliver to the Merging Fund a confirmation evidencing the Surviving Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Merging Fund that such Surviving Fund Shares have been credited on the Closing Date to the shareholders of record of the Merging Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 of this Agreement, the Merging Trust, on behalf of itself and the Merging Fund, as applicable, represents, warrants and covenants to the Surviving Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Merging Fund is a statutory series of the Merging Trust pursuant to Section 3804 and 3806(b)(2) of the DSTA. The Merging Fund is the only series of the Merging Trust. The Merging Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Merging Fund's shareholders, to perform its obligations under this Agreement. The Merging Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Merging Trust and the Merging Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Merging Trust is a registered investment company classified as a management company of the closed-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Merging Trust is not in violation of, and the Merging Trust's execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect and on behalf of the Merging Fund will not result in a material violation of, any provision of the Merging Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Merging Fund, or the Merging Trust on behalf of the Merging Fund, is a party or by which the Merging Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Merging Fund or any of the Merging Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Merging Fund's business. The Merging Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Merging Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Surviving Fund as the successor to the Merging Fund;

          (e) The statement of assets and liabilities of the Merging Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2007, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Merging Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Merging Fund as of the date thereof are disclosed therein. The statement of assets and liabilities of the Merging Fund, and the related statements of operations and changes in net assets, as of and for the six-month period ended May 31, 2008 will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects the financial condition of the Merging Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Merging Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Merging Fund as of such date and the results of its operations for the period then ended. Except for the Merging Fund Liabilities, the Merging Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Merging Fund has been disclosed or is required to be disclosed in the Merging Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Merging Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Merging Fund will be required to be disclosed in the Surviving Fund's Form N-CSR after the Closing Date;

          (f) Since its most recent fiscal year end, except as specifically disclosed in the Merging Fund's semi-annual report for the six-month period ended May 31, 2008, there has not been any material adverse change in the Merging Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Merging Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (f) (but not for any other purpose of this Agreement), a decline in NAV per Merging Fund Share arising out of its normal investment operations or a decline in market values of securities in the Merging Fund's portfolio, a decline in net assets of the Merging Fund as a result of redemptions or the discharge of Merging Fund liabilities shall not constitute a material adverse change;

          (g) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Merging Fund and/or the Merging Trust required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Merging Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (h) For each taxable year of its existence, including the taxable year ending on the Closing Date, the Merging Trust has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute, and has computed or will compute, its federal income tax under Section 852 of the Code, and on or before the Closing Date, shall have distributed to its shareholders, substantially all of its investment company taxable income (as defined in Section 852(b)(2) of the Code, determined without regard to Section 852(b)(2)(D) of the
     Code), all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code ("net tax-exempt income"), and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, through the Closing Date such that for all tax periods ending on or before the Closing Date, the Merging Trust will not have any tax liability under Section 852 or Section 4982;

          (i) All issued and outstanding Merging Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Merging Fund. All of the issued and outstanding Merging Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Surviving Fund pursuant to Paragraph 3.5 hereof. The Merging Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Merging Fund Shares, nor is there outstanding any security convertible into any Merging Fund Shares;

          (j) At the Effective Time and the Valuation Time, the Merging Fund will have good and marketable title to the Merging Fund Assets, and full right, power and authority to merge with and assign all of its assets and liabilities to the Surviving Fund pursuant to this Agreement. At the Effective Time, the Merging Fund Assets and Merging Fund Liabilities will be assigned to and vest in the

     Surviving Fund and the Surviving Fund will have good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The Merging Trust has the trust power and authority, on behalf of the Merging Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Merging Trust's Board of Trustees, and, subject to the approval of the Merging Fund's shareholders, assuming due authorization, execution and delivery by the Surviving Trust in its individual capacity and on behalf of the Surviving Fund, this Agreement will constitute a valid and binding obligation of the Merging Trust, on behalf of the Merging Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Merging Fund to the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Merging Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Surviving Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Merging Fund to the Surviving Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Merging Trust or the Merging Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Merging Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

          (p) The prospectus and statement of additional information of the Merging Fund and any amendments or supplements thereto, furnished to the Surviving Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

          (q) The Merging Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Merging Fund currently complies in all material respects with all of its investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Merging Trust with respect to the Merging Fund. All advertising and sales material currently used by the Merging Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Merging Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) Neither the Merging Fund nor, to the knowledge of the Merging Trust, any "affiliated person" of the Merging Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Merging Trust, has any affiliated person of the Merging Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (s) The tax representation certificate to be delivered by the Merging Trust to Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 (the "Merging Trust Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Surviving Fund to the Merging Fund, the Surviving Trust, on behalf of the Surviving Fund, represents, warrants and covenants to the Merging Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Surviving Fund is a statutory series of the Surviving Trust pursuant to Sections 3804 and 3806(b)(2) of the DSTA. The Surviving Fund is the only series of the Surviving Trust. The Surviving Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Surviving Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Surviving Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Surviving Trust and the Surviving Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Surviving Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The current prospectus and statement of additional information of the Surviving Fund and each prospectus and statement of additional information for the Surviving Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Surviving Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Surviving Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Surviving Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Merging Fund for inclusion therein, as covered by the Merging Fund's warranty in Paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Merging Fund for inclusion therein, as covered by the Merging Fund's warranty in Paragraph 4.1(n) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) The Surviving Trust is not in violation of, and the Surviving Trust's execution and delivery of this Agreement and performance of its obligations under this Agreement in respect and on behalf of the Surviving Fund will not result in a material violation of, any provisions of the Declaration of Trust or by-laws of the Surviving Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Fund or the Surviving Trust on behalf of the Surviving Fund is a party or by which the Surviving Fund or any of its assets is bound;

          (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Surviving Fund or any of the Surviving Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Surviving Fund's business. Neither the Surviving Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Surviving Fund's business or its ability to consummate the transactions contemplated herein;

          (h) The statement of assets and liabilities of the Surviving Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Surviving Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Surviving Fund as of the date thereof are disclosed therein;

          (i) Since the most recent fiscal year end, except as specifically disclosed in the Surviving Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2008, there has not been any material adverse change in the Surviving Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Surviving Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Surviving Fund Share arising out of its normal investment operations or a decline in market values of securities in the Surviving Fund's portfolio, a decline in net assets of the Surviving Fund as a result of redemptions or the discharge of Surviving Fund liabilities shall not constitute a material adverse change;

          (j) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Surviving Fund and/or the Surviving Trust required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Surviving Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its existence, the Surviving Trust has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code.

          (l) The authorized capital of the Surviving Fund consists of an unlimited number of shares of beneficial interest in the assets of the Surviving Fund, no par value per share. As of the Closing Date, the Surviving Fund will be authorized to issue an unlimited number of shares of beneficial interest in the assets of the Surviving Fund, no par value per share. The Surviving Fund Shares to be issued and delivered to the Merging Fund for the account of the Merging Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any Surviving Fund shares;

          (m) All issued and outstanding Surviving Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

          (n) The Surviving Trust has the full right, power and authority, on behalf of the Surviving Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Merging Trust, in its individual capacity and on behalf of the Merging Fund, this Agreement will constitute a valid and binding obligation of the Surviving Trust, on behalf of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished in writing by the Surviving Trust, on behalf of the Surviving Fund, or the Surviving Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (p) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Surviving Fund, except for the registration of the Surviving Fund Shares under the Securities Act and the Investment Company Act;

          (q) The Surviving Trust currently complies in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Surviving Trust currently complies in all material respects with all of its investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Surviving Trust with respect to the Surviving Fund. All advertising and sales material currently used by the Surviving Trust complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Surviving Trust during the three
     (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) Neither the Surviving Fund nor, to the knowledge of the Surviving Trust, any "affiliated person" of the Surviving Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Surviving Trust, has any affiliated person of the Surviving Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (s) The tax representation certificate to be delivered by the Surviving Trust to Bingham McCutchen LLP at Closing pursuant to Section 6.3 (the "Surviving Trust Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.   COVENANTS OF THE FUNDS

     The Merging Fund and the Surviving Fund, respectively, hereby further covenant as follows:

     5.1 The Merging Trust will call a special meeting of the Merging Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.2 The Surviving Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Merging Fund will provide the Surviving Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.3 The Merging Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requires concerning the beneficial ownership of the Merging Fund Shares.

     5.4 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.5 The Merging Fund shall furnish to the Surviving Fund on the Closing Date a statement of assets and liabilities of the Merging Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Merging Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Merging Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Merging Fund shall furnish to the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Merging Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Surviving Fund under the Code, and which statement will be certified by the Treasurer of the Merging Fund.

     5.6 Neither Fund shall take any action that is inconsistent with (i) the representations set forth herein, (ii) with respect to the Merging Fund, the Merging Trust Tax Representation Certificate and, (iii) with respect to the Surviving Fund, the Surviving Trust Tax Representation Certificate. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code on their federal income tax returns for their respective taxable years in which the Merger occurs, including filing any and all statements required by Treasury Regulations Section 1.368-3, and shall not take any position inconsistent with such treatment.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING FUND

     The obligations of the Merging Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Merging Fund in writing:

     6.1 All representations and warranties by the Surviving Trust, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Surviving Trust shall have delivered to the Merging Trust on the Closing Date a certificate of the Surviving Trust, on behalf of the Surviving Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Merging Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Trust made in this Agreement on behalf of itself and the Surviving Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 6 have been met, and as to such other matters as the Merging Trust shall reasonably request;

     6.3 The Surviving Trust, on its own behalf and on behalf of the Surviving Fund, shall have delivered to Bingham McCutchen LLP a Surviving Trust Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Surviving Trust and the Merging Trust, concerning certain tax-related matters;

     6.4 The Board of Trustees of the Surviving Trust shall have determined that the Merger is in the best interests of the Surviving Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Merging Trust, on behalf of the Merging Fund, shall have received at the Closing a favorable opinion of Bingham McCutchen LLP as to the due authorization of this Agreement by the Surviving Trust, on behalf of the Surviving Fund, and related matters, dated as of the Closing Date, in a form reasonably satisfactory to the Merging Trust.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

     The obligations of the Surviving Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Merging Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Surviving Fund in writing:

     7.1 All representations and warranties of the Merging Trust, on behalf of the Merging Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Merging Trust shall have delivered to the Surviving Fund the Statement of Assets and Liabilities of the Merging Fund pursuant to Paragraph 5.6, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Merging Trust's Treasurer or Assistant Treasurer;

     7.3 The Merging Trust shall have delivered to the Surviving Trust on the Closing Date a certificate of the Merging Trust, on behalf of the Merging Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Surviving Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Merging Trust contained in this Agreement on behalf of itself and the Merging Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Surviving Trust shall reasonably request;

     7.4 The Merging Trust, on its own behalf and on behalf of the Merging Fund, shall have delivered to Bingham McCutchen LLP a Merging Trust Tax Representation Certificate, satisfactory to Bingham McCutchen LLP , in a form mutually acceptable to the Surviving Trust and the Merging Trust, concerning certain tax-related matters; and

     7.5 The Board of Trustees of the Merging Trust shall have determined that the Merger is in the best interests of the Merging Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein (including, without limitation, the Merger) shall have been approved by the requisite vote of the Merging Fund's shareholders in accordance with the provisions of the Merging Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Merging Fund's shareholders shall have been delivered by the Merging Fund to the Surviving Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Surviving Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending under the Securities Act;

     8.5 The parties shall have received an opinion of Bingham McCutchen LLP, satisfactory to the Merging Trust and the Surviving Trust, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Merging Trust Tax Representation Certificate and the Surviving Trust Tax Representation Certificate, for federal income tax purposes (i) the Merger will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and each of the Merging Trust and the Surviving Trust will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Merging Trust upon the vesting of the Merging Fund Assets and Merging Fund Liabilities as assets and liabilities of the Surviving Fund or upon the exchange of shares of the Merging Fund for a number of Surviving Fund Shares, including fractional Surviving Fund Shares, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code,
(B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain that may be required to be recognized as a result of the closing of the Merging Trust's taxable year; (iii) the tax basis in the hands of the Surviving Trust of the Merging Fund Assets will be the same as the tax basis of such assets in the hands of the Merging Trust immediately prior to the Merger, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Merging Trust on the Merger; (iv) the holding periods of the Merging Fund Assets in the hands of the Surviving Trust, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which those assets were held by the Merging Trust;
(v) no gain or loss will be recognized by the Surviving Trust upon the vesting of the Merging Fund Assets and Merging Fund Liabilities as assets and liabilities of the Surviving Fund; (vi) no gain or loss will be recognized by the shareholders of the Merging Fund on the exchange of all of their Merging Fund Shares for a number of Surviving Fund Shares, including fractional Surviving Fund Shares, as part of the Merger; (vii) the aggregate basis of the Surviving Fund Shares that each Merging Fund Shareholder receives in the Merger will be the same as the aggregate basis of the Merging Fund Shares held immediately prior to the Merger; and (viii) each Merging Fund Shareholder's holding period for the Surviving Fund Shares received in the Merger will include the period for which such shareholder held the Merging Fund Shares that were exchanged for such Surviving Fund Shares, provided that the Merging Fund Shareholder held such Merging Fund Shares as capital assets on the Closing Date. Notwithstanding anything in this Agreement to the contrary, neither the Merging Fund nor the Surviving Fund may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The Merging Fund agrees to bear the costs of preparing and printing the proxy statement and the solicitation costs incurred in connection with the Merger. Each of the Merging Fund and the Surviving Fund agrees to bear its own costs in connection with the Merger.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Surviving Trust, on behalf of itself and the Surviving Fund, and the Merging Trust, on behalf of itself and the Merging Fund, each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The covenants to be performed after the Closing by both the Surviving Trust and the Merging Trust shall survive the Closing. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Surviving Trust and the Merging Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) by resolution of the Surviving Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Surviving Fund's shareholders; or

          (b) by resolution of the Merging Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Merging Fund's shareholders.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Surviving Trust, the Surviving Fund, the Merging Trust or the Merging Fund, or the trustees or officers of the Merging Trust or the Surviving Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Merging Trust and the Surviving Trust.

     12.1 Specifically, this Agreement may be amended, modified or supplemented to the extent necessary for the Agreement to constitute a "plan of reorganization" within the meaning of Treasury Regulations Sections 1.369-2(g) and 1.368-3(a), however nothing contained in this Section 12 shall be construed to require that the Agreement constitute such a "plan of reorganization".

     12.2 Following the meeting of the Merging Fund's shareholders called by the Merging Trust pursuant to Paragraph 5.1 of this Agreement, no amendment to this Agreement in accordance with this Section 12 may have the effect of changing the provisions regarding the method for determining the number of Surviving Fund Shares to be received by the Merging Fund Shareholders under this Agreement to their detriment without their further approval.

     12.3 Nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Merging Fund and the Surviving Fund at 60 State Street, Boston, Massachusetts 02109.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Surviving Trust and the Merging Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Surviving Fund or the Merging Fund, as the case may be, as provided in the Surviving Trust's Declaration and the Merging Fund's Declaration of Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Surviving Trust and of the Merging Trust and this Agreement has been executed by authorized officers of the Surviving Trust and the Merging Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Surviving Fund and the Merging Fund, as the case may be, as provided in the Surviving Trust's Declaration and the Merging Trust's Declaration of Trust, respectively.

                                    * * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest: PIONEER MUNICIPAL AND EQUITY INCOME TRUST, in its individual capacity on its own behalf and on behalf of its series, PIONEER MUNICIPAL AND EQUITY INCOME TRUST

By: ------------------------------    By: ------------------------------

Name:                                 Name:
Title:                                Title:

Attest:                               PIONEER TAX FREE INCOME FUND,
                                      in its individual capacity on its own
                                      behalf and on behalf of its series,
                                      PIONEER TAX FREE INCOME FUND

By: ------------------------------    By: ------------------------------

Name:                                 Name:
Title:                                Title:

                                  SCHEDULE 4.1
                                  ------------

EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH PIONEER FUND'S PERFORMANCE
-------------------------------------------------------------------------------

PIONEER TAX FREE INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07                                       CLASS A SHARES
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2007)

                                          Net Asset         Public Offering
Period                                   Value (NAV)          Price (POP)
10 Years                                     4.26%               3.78%
5 Years                                      3.71                2.75
1 Year                                      -1.23               -5.65
Expense Ratio
(Per prospectus dated May 1, 2007)
                                             Gross                Net
                                             0.86%               0.86%

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Tax Free      Lehman Brothers
                                        Income Fund       Municipal Bond Index
12/97                                     $ 9,550               $10,000
12/99                                     $ 9,709               $10,429
12/01                                     $11,286               $12,245
12/03                                     $12,784               $14,134
12/05                                     $13,935               $15,286
12/07                                     $14,494               $16,564

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. You cannot invest directly in an Index.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER TAX FREE INCOME FUND 12/31/07

In the following interview, David Eurkus, the Fund's portfolio manager, discusses some of the factors that had an impact for the past year on the municipal bond market and the Fund.

Q:   How did the Fund perform in 2007?

A: For the 12-month period ended December 31, 2007, the total return on Pioneer Tax Free Income Fund's Class A shares was -1.23% at net asset value. The Fund's benchmark index, the Lehman Brothers Municipal Bond Index, generated a return of 3.36% for the same period, and the average return of the 237 funds in the Lipper General Municipal Debt Funds category was 1.15%. Lipper is an independent monitor of mutual fund performance. The Fund's Class A shares generated a 30-day SEC tax-free yield of 3.84% on December 31, 2007. That translates into a taxable equivalent yield of 5.91%, based on the maximum federal income tax rate of 35%. At the end of the period, the Fund had 205 issues in 42 states, and the average credit quality of the portfolio was AA-. At a time when only the highest quality investments outperformed, the portfolio's below investment-grade and lower-rated investment-grade securities held back returns.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during 2007?

A: The major event of 2007 was the mid-summer turmoil in the subprime mortgage sector that led to a loss of confidence in the fixed-income markets. As some large financial institutions were forced to take write-downs on their subprime mortgage debt, bond credit agencies became concerned that bond insurers, which insure both taxable and tax-free bonds, would suffer the same fate; that is, they would not have enough capital to cover the defaults on taxable bonds backed by subprime mortgages. In this environment, credit agencies issued warnings to insurers that their AAA credit quality ratings could be downgraded. The actions of the credit agencies led to a "flight to quality" to the Treasury market and to a significant decline in virtually every other type of fixed-income asset class, including municipal bonds.

Q:   How did you manage the Fund in this environment?

A: As we closed out the fiscal year, 10% of the portfolio was invested in high-yield bonds, which until the latter part of 2007 had been the best-performing area of the municipal bond market. The rest of the portfolio was invested in investment-grade bonds.

     Throughout the fiscal year, the Fund maintained an emphasis on market sectors that underpin the U.S. economy. Health care (26.9% of net assets), education (10.1% of net assets) and special revenue, or tobacco bonds (10.4% of net assets) were among the largest positions in the portfolio. Nearly all of the Fund's assets were invested in revenue bonds, on which the payment of interest and principal depends on the revenues derived from the particular asset the bond was issued to finance. Only 3.7% of Fund holdings were in general obligation bonds, whose principal and interest are guaranteed by the financial resources and taxing power of the issuing municipality.

Q:   What affected performance?

A: The portfolio's lower-quality investment-grade bonds were instrumental in the underperformance relative to the Lehman Brothers Municipal Bond Index. These included hospital and tobacco bonds, which accounted for about 37% of the Fund's total net assets and which were rated Baa and BBB. On a more positive note, we were able to provide shareholders with a relatively high level of tax-free income by remaining fully invested throughout the 12-month period.

Q:   What is your outlook for 2008?

A: We expect economic growth to weaken over the next several months, with the problems in the housing sector having the biggest negative impact. Because of rising oil prices and an upturn in unemployment, consumer spending is also likely to decline. Given this backdrop, the Federal Reserve seems poised to continue to add more liquidity to the economy through further interest rate cuts. At the close of 2007, the municipal bond market was at parity with the taxable bond market, which means that high quality municipal bonds were cheap. We are taking advantage of these more attractive valuations of municipal bonds and the opportunity to add value to the portfolio.

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER MUNICIPAL AND EQUITY INCOME TRUST
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/07
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal and Equity Income Trust, compared to that of the Lehman Brothers Municipal Bond Index and the S&P 500 Index.

Cumulative Total Returns
(As of November 30, 2007)

                                      Net Asset Value
Period                                     (NAV)              Market Price
Life-of-Trust
(1/30/04)                                   29.83%               12.23%
1 Year                                      -2.12                 2.30

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

         Pioneer Municipal and       Lehman Brothers      Standard & Poor's
           Equity Income Fund     Municipal Bond Index        500 Index
1/04             $10,000                 $10,000               $10,000
11/04            $ 8,374                 $10,263               $10,529
11/05            $ 9,008                 $10,662               $11,418
11/06            $10,970                 $11,314               $13,041
11/07            $11,223                 $11,621               $14,048

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparisons begin January 31, 2004. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or charges. You cannot invest directly in an index.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER MUNICIPAL AND EQUITY INCOME TRUST 11/30/07

During the fiscal year ended November 30, 2007, the Trustees voted to change the name of Pioneer Tax Advantaged Balance Trust to Pioneer Municipal and Equity Income Trust, a name that the Trustees believe better reflects the composition of the Trust's underlying portfolio, which combines municipal bonds and qualified dividend-producing equity securities. In June 2007, the Trustees adopted a level-distribution policy, which may include a return of capital component. In the following interview, David Eurkus, who is responsible for the Trust's fixed-income investments, and Walter Hunnewell, Jr., who is responsible for the Trust's equity investments, discuss the Trust's investment strategy and outlook.

Q:   How did the Trust perform over the 12 months ended November 30, 2007?

A: For the 12-month period ended November 30, 2007, Pioneer Municipal and Equity Income Trust returned -2.12% at net asset value and 2.30% at market price. As of November 30, 2007, the Trust was selling at a discount of market price to net asset value of 9.5%. For the same 12-month period, the Lehman Brothers Municipal Bond Index returned 2.71%, and the S&P 500 Index returned 7.72%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like for fixed-income and equity securities during the 12-month period ended November 30, 2007?

A: The major event of the year was the mid-summer turmoil in the fixed-income markets, which was triggered by concerns that weakness in the financial sector, which resulted from write-downs of subprime mortgage debt, would spread to the wider economy. In that environment, market participants generally gravitated toward the safest investments and both bonds and stocks declined. When it appeared that the loss of confidence in debt collateral could result in a credit crunch, the Federal Reserve ("Fed") stepped in and lowered short-term interest rates on two occasions during the fiscal year for a total of three-quarters of a percentage point. (The Fed also trimmed interest rates by one-quarter percentage point on December 11.) The central bank's actions had a calming effect on the financial markets, and fixed-income and equity prices stabilized. While the financial markets were volatile for the remainder of the fiscal year, both bonds and stocks ended the period with positive returns.

Q: What were the principal strategies used in managing the Trust during the 12-month period ended November 30, 2007?

A: We continued to focus on providing tax-favored income from a mix of about 55% municipal bonds and 45% qualified dividend income (QDI) dividend-paying equity securities during the period. The emphasis of the fixed-income portion of the Trust remained on sectors that underpin the economy, with the largest positions being in bonds related to the health care sector and other various revenue bonds on which the payment of interest and principal depends on revenues generated from the particular asset that the bond was issued to finance. About 22% of the Trust's fixed-income investments were insured as of November 30, 2007, which means that the interest and principal of those AAA-rated securities are guaranteed by private insurance companies. Below investment-grade bonds accounted for almost 19% of the Trust's fixed-income assets as of November 30, 2007. On November 30, 2007, the Trust had 124 fixed-income issues in 38 states, territories and the District of Columbia. The average credit quality of the fixed-income holdings was A as of November 30, 2007, compared with A- on May 31, 2007.

     In the equity portion of the Trust, the focus continued to be on higher QDI dividend-paying common and preferred equities. At period-end, the split between preferred and common stocks was 40%/60%. Financial companies, which typically pay healthy dividends, accounted for 36% of the equity portion of the Trust. Moreover, approximately three-quarters of the Trust's preferred equities were in the financials sector and, while diversified across many different securities, these holdings, which trade like fixed-income securities, reacted to the late summer tumult in the credit markets. Where appropriate, we made some changes to the preferred holdings to strengthen the Trust's portfolio; but our view is that the credit markets dislocation will eventually pass, and the value of the Trust's high-quality, preferred holdings will be recognized. The Trust's common equity holdings in the financial sector have always de-emphasized large, diversified financial institutions. Nonetheless, the nation-wide weakness in real estate values had an adverse effect on many of the Trust's bank holdings, such as KeyCorp, National City, and most notably Washington Mutual. We sold National City late in the period and Washington Mutual shortly after fiscal year end. The utilities sector, at 16% of equities on November 30, 2007, was the next-largest weighting after financials. Telecommunications services (15%), consumer staples (13%) and health care (8%) rounded out the top-five equity sector concentrations at period-end. Among the changes in common equities during the period, we sold Great Plains Energy out of concern for risks related to that company's future capital expenditures. We purchased Diamond Offshore Drilling, a mid- and deep-water oil drilling company with a good historical record of returning cash to shareholders. Another addition was B&G Foods, which manufactures an offering of food products, all with strong regional brand identification. Near period-end we added a convertible preferred of Avery Dennison, a leading manufacturer of pressure-sensitive and office product materials.

     On November 30, 2007, 28.9% of the Trust was leveraged, which means that the Trust borrowed and invested those funds in high-yielding securities. Short-term rates declined over the fiscal period. However, a rise in short-term rates in the future would add to the Trust's borrowing costs, and the ability to sustain present dividend levels could be affected. Should short-term rates continue to decline, the cost of borrowing would go down, providing the Trust with a modest amount of additional income.

Q: What affected the Trust's performance during the 12-month period ended November 30, 2007?

A: Remaining fully invested in municipal securities contributed to the Trust's tax-free income and principal appreciation during the period. However, the performance of below investment-grade bonds during the period held back results, as investors sought high quality securities above everything else in response to the market volatility created by the subprime mortgage debacle. A reduction in investor demand for municipal securities was also a factor in the Trust's underperformance during the period.

     In the equity portion of the Trust, some of the strongest contributions to absolute performance during the period came from more defensive names in consumer staples, health care and telecommunications. As tobacco litigation risks receded, Carolina Group, the tobacco tracking stock of Lowes, and Altria Group posted total returns of 46% and 27%, respectively, for the period. In health care, Merck added substantially to performance because of good results in the vaccine area, and Bristol-Myers Squibb did well after weathering a patent challenge. In telecommunications, AT&T and Verizon helped boost return.

     Detractors from returns during the period centered on the Trust's financial holdings. Washington Mutual (-53%) did poorly due to market fears of its subprime mortgage exposure. As noted, the stock was sold shortly after period-end. Preferred holdings Scottish Re Group (-45%) and SLM Holdings (-17%) also held back results, due to concerns with subprime exposure in the companies' investment portfolios and private equity deals in an unfavorable debt market. Both stocks remained in the portfolio at November 30, 2007 because we believe they have the potential to do well in the future and continue to pay their dividends. In the utility sector, Atmos Energy (-17%) lost ground compared to other utility stocks during the period because of its lack of exposure to unregulated power generation. The Trust continued to hold the stock at November 30, 2007 for its dividend and because we believe the company has attractive opportunities in its natural gas pipeline businesses.

Q:   What is your outlook?

A: We expect to see further weakness in the economy and believe that the Fed is likely to continue lowering short-term interest rates well into 2008. A decline in rates would likely enhance the value of the fixed-income securities in the portfolio and would make equities more attractive to investors. In the equity markets, we plan to maintain our focus on preferred and common stocks that emphasize dividend yield. As has always been the case, we will seek diversification and the potential for long-term capital return. Our view is that when the economy moderates, the credit market concerns that have depressed the Trust's preferred holdings should ease, and we should see some price appreciation. When investing in common equities, we will continue to seek opportunities that strengthen the portfolio and that have the potential to benefit from improving economic growth over the long term.

     Information regarding the Trust's principal investment risks is contained in the Trust's prospectus. Please refer to those documents when considering the Trust's risks.

     There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

     A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

     The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

     The Trust currently uses leverage through the issuance of preferred shares. The Trust is also authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return of the holders of common shares.

     Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

                          PIONEER TAX FREE INCOME FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                                    [ ], 2008

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated [ ], 2008) which covers Class A shares of Pioneer Tax Free Income Fund to be issued in exchange for shares of Pioneer Municipal and Equity Income Trust. Please retain this Statement of Additional Information for further reference.

     The Prospectus is available to you free of charge (please call 1-800-225-6292).

                                                                         Page
                                                                         ----
INTRODUCTION ..........................................................    2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE ......................    2
ADDITIONAL INFORMATION ABOUT PIONEER TAX FREE INCOME FUND .............    3
 FUND HISTORY .........................................................    3
 DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS .....................    3
 MANAGEMENT OF THE FUND ...............................................    6
 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..................    9
 INVESTMENT ADVISORY AND OTHER SERVICES ...............................    9
 PORTFOLIO MANAGERS ...................................................   11
 BROKERAGE ALLOCATION AND OTHER PRACTICES .............................   11
 CAPITAL STOCK AND OTHER SECURITIES ...................................   11
 PURCHASE, REDEMPTION AND PRICING OF SHARES ...........................   13
 TAXATION OF THE FUND .................................................   13
 UNDERWRITERS .........................................................   13
 FINANCIAL STATEMENTS .................................................   13
ADDITIONAL INFORMATION ABOUT PIONEER MUNICIPAL AND EQUITY INCOME TRUST    13
 FINANCIAL STATEMENTS .................................................   13
PRO FORMA COMBINED FINANCIAL STATEMENTS ...............................   14

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated [ ] 2008 (the "Proxy Statement and Prospectus") relating to the proposed merger of Pioneer Municipal and Equity Income Trust with and into Pioneer Tax Free Income Fund, and in connection with the solicitation by the management of Pioneer Municipal and Equity Income Trust of proxies to be voted at the special meeting of shareholders of Pioneer Municipal and Equity Income Trust to be held on September 11, 2008.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

     1. Pioneer Tax Free Income Fund's Statement of Additional Information, dated May 1, 2008 (File Nos. 2-57653; 811-02704), as filed with the Securities and Exchange Commission on April 29, 2008 (Accession No. 0000202679-08-000012) is incorporated herein by reference.

     2. Pioneer Tax Free Income Fund's Annual Report for the fiscal year ended December 31, 2007 (File No. 811-02704), as filed with the Securities and Exchange Commission on February 28, 2008 (Accession No. 0000276776-08-000025) is incorporated herein by reference.

     3. Pioneer Municipal and Equity Income Trust's Annual Report for the fiscal year ended November 30, 2007 (File No. 811-21448), as filed with the Securities and Exchange Commission on January 29, 2008 (Accession No. 0000921023-08-000005) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                          PIONEER TAX FREE INCOME FUND

FUND HISTORY

     For additional information about Pioneer Tax Free Income Fund generally and its history, see "Fund History" in Pioneer Tax Free Income Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about Pioneer Tax Free Income Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in Pioneer Tax Free Income Fund's SAI.

     Following is additional information about the Fundamental Investment Policies of Pioneer Tax Free Income Fund:

     Fundamental Investment Policies. The fund has adopted certain fundamental investment policies which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

     1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

     2.   more than 50% of the outstanding shares of the fund.

     The fund's fundamental policies are as follows:

          (1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

          (2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

          (3) The fund may lend money or other assets to the extent permitted by
          (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

          (4) The fund may not issue senior securities except as permitted by
          (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

          (5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

          (6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

          (7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, each fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

     With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. Currently, the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

     With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

     With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make loans to other Pioneer funds through a credit facility. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

     With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased to the extent of the fund's gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

     With respect to the fundamental policy relating to real estate set forth in
(5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

     With respect to the fundamental policy relating to commodities set forth in
(6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

     With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

     The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

MANAGEMENT OF THE FUND

     Following is additional information about Pioneer Tax Free Income Fund's recently elected Board of Trustees:

     The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

------------------------------------------------------------------------------------------------------------------------------------
Name, Age              Position Held            Term of Office and         Principal Occupation                 Other Directorships
and Address            With the Fund            Length of Service          During Past Five Years               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan Jr.      Chairman of the Board,   Trustee since 1996.        Deputy Chairman and a Director       None
(82)*                  Trustee and President    Serves until a successor   of Pioneer Global Asset
                                                trustee is elected or      Management S.p.A. ("PGAM");
                                                earlier retirement or      Non-Executive Chairman and a
                                                removal.                   Director of Pioneer Investment
                                                                           Management USA Inc. ("PIM-
                                                                           USA"); Chairman and a Director
                                                                           of Pioneer; Chairman and
                                                                           Director of Pioneer Institutional
                                                                           Asset Management, Inc. (since
                                                                           2006); Director of Pioneer
                                                                           Alternative Investment
                                                                           Management Limited (Dublin);
                                                                           President and a Director of
                                                                           Pioneer Alternative Investment
                                                                           Management (Bermuda) Limited
                                                                           and affiliated funds; Director of
                                                                           PIOGLOBAL Real Estate
                                                                           Investment Fund (Russia)
                                                                           (until June 2006); Director of
                                                                           Nano-C, Inc. (since 2003);
                                                                           Director of Cole Management
                                                                           Inc. (since 2004); Director of
                                                                           Fiduciary Counseling, Inc.;
                                                                           President and Director of
                                                                           Pioneer Funds Distributor, Inc.
                                                                           ("PFD") (until May 2006);
                                                                           President of all of the Pioneer
                                                                           Funds; and Of Counsel,
                                                                           Wilmer Cutler Pickering Hale
                                                                           and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name, Age              Position Held           Term of Office and          Principal Occupation               Other Directorships
and Address            With the Fund           Length of Service           During Past Five Years             Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury    Trustee and Executive    Trustee since              Director, CEO and President        None
(49)*                  Vice President           March 2007. Serves         of Pioneer Investment
                                                until a successor trustee  Management USA Inc. (since
                                                is elected or earlier      February 2007); Director and
                                                retirement or removal.     President of Pioneer Investment
                                                                           Management, Inc. and Pioneer
                                                                           Institutional Asset Management,
                                                                           Inc. (since February 2007);
                                                                           Executive Vice President of all
                                                                           of the Pioneer Funds (since
                                                                           March 2007); Director of
                                                                           Pioneer Global Asset
                                                                           Management S.p.A. (since
                                                                           April 2007); Head of New
                                                                           Markets Division, Pioneer
                                                                           Global Asset Management
                                                                           S.p.A. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
David R. Bock (64)     Trustee                  Trustee since 2005.        Executive Vice President and       Director of Enterprise
                                                Serves until a successor   Chief Financial Officer, I-trax,   Community
                                                trustee is elected         Inc. (publicly traded health care  Investment, Inc.
                                                or earlier retirement      services company)                  (privately-held
                                                or removal.                (2004-2007); Partner, Federal      affordable housing
                                                                           City Capital Advisors (boutique    finance company); and
                                                                           merchant bank) (1997 to 2004       Director of New York
                                                                           and 2008-present); and             Mortgage Trust
                                                                           Executive Vice President and       (publicly traded
                                                                           Chief Financial Officer, Pedestal  mortgage REIT)
                                                                           Inc. (internet-based mortgage
                                                                           trading company) (2000-2002)
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Name, Age              Position Held    Term of Office and         Principal Occupation                Other Directorships
and Address            With the Fund    Length of Service          During Past Five Years              Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------------
 Mary K. Bush (60)     Trustee          Trustee since 1997.        President, Bush International,      Director of Brady
                                        Serves until a successor   LLC (international financial        Corporation (industrial
                                        trustee is elected or      advisory firm)                      identification and
                                        earlier retirement or                                          specialty coated material
                                        removal.                                                       products manufacturer);
                                                                                                       Director of Briggs &
                                                                                                       Stratton Co. (engine
                                                                                                       manufacturer); Director
                                                                                                       of UAL Corporation
                                                                                                       (airline holding
                                                                                                       company); Director of
                                                                                                       Mantech International
                                                                                                       Corporation (national
                                                                                                       security, defense, and
                                                                                                       intelligence technology
                                                                                                       firm); and Member,
                                                                                                       Board of Governors,
                                                                                                       Investment
                                                                                                       Company Institute
---------------------------------------------------------------------------------------------------------------------------------
 Benjamin M.           Trustee          Trustee since May, 2008    Professor, Harvard University       Trustee, Mellon
 Friedman (63)                                                                                         Institutional Funds
                                                                                                       Investment Trust and
                                                                                                       Mellon Institutional
                                                                                                       Funds Master Portfolio
                                                                                                       (oversees 17 portfolios
                                                                                                       in fund complex)
---------------------------------------------------------------------------------------------------------------------------------
 Margaret B.W.         Trustee          Trustee since 1996.        Founding Director, Vice-            None
 Graham (61)                            Serves until a successor   President and Corporate
                                        trustee is elected or      Secretary, The Winthrop Group,
                                        earlier retirement or      Inc. (consulting firm); and
                                        removal.                   Desautels Faculty of
                                                                   Management, McGill University
 ---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna       Trustee           Trustee since 2006.        Private investor (2004-present);    Director of Quadriserv
 (57)                                   Serves until a successor   and Senior Executive Vice           Inc. (technology
                                        trustee is elected or      President, The Bank of New          products for securities
                                        earlier retirement or      York (financial and securities      lending industry)
                                        removal.                   services) (1986-2004)
 ---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret   Trustee           Trustee since 1996.        President and Chief Executive       Director of New
 (60)                                   Serves until a successor   Officer, Newbury, Piret &           America High Income
                                        trustee is elected or      Company, Inc. (investment           Fund, Inc. (closed-end
                                        earlier retirement or      banking firm)                       investment company)
                                        removal.
---------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)     Trustee          Trustee since 1996.        President, John Winthrop            None
                                        Serves until a successor   & Co., Inc. (private
                                        trustee is elected or      investment firm)
                                        earlier retirement or
                                        removal.
---------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

     For additional information about Pioneer Tax Free Income Fund's Board of Trustees and officers, see "Trustees and Officers" in Pioneer Tax Free Income Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Annual Fee, Expense and Other Information--Share Ownership" in Pioneer Tax Free Income Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     Following is additional information about Pioneer Investment Management, Inc. ("Pioneer"), the investment adviser and administrator of Pioneer Tax Free Income Fund:

     INVESTMENT ADVISER

     The fund has contracted with Pioneer to act as its investment adviser pursuant to an amended and restated management agreement (the "management contract"). Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano. Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredito Italiano's subsidiaries (see management biographies in Pioneer Tax Free Income Fund's SAI.). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

     As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

     The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

     Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

     Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million and 0.40% on assets over $750 million. This fee is computed and accrued daily and paid monthly.

     See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years in Pioneer Tax Free Income Fund's SAI..

     Administration Agreement. The fund has entered into an amended and restated administration agreement with Pioneer pursuant to which certain accounting, administration and legal services are performed by Pioneer and pursuant to which Pioneer receives a fee at the annual rate of 0.0225% of the fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

     Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act;
(j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, the manager or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

     Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

     It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

     Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

     For additional information, see "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Registered Public Accounting Firm" in Pioneer Tax Free Income Fund's SAI.

PORTFOLIO MANAGERS

     For addition information, see "Portfolio Management" in Pioneer Tax Free Income Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about the Pioneer Tax Free Income Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer Tax Free Income Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

     Pioneer Tax Free Income Fund issues Class A, B, C and Y shares. As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges" in Pioneer Tax Free Income Fund's SAI. When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

     The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plan adopted by holders of those shares in connection with the distribution of shares.

     The Trust

     The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated July 26, 1996, as amended, is on file with the office of the Secretary of State of Delaware.

     The fund is a series of the trust, a Delaware statutory trust. Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth declaration. Some of the more significant provisions of the declaration are described below.

     Shareholder Voting

     The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

     The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

     Election and Removal of Trustees

     The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the Board or by a majority of the outstanding shareholders of the trust.

     Amendments to the Declaration

     The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

     Issuance and Redemption of Shares

     The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

     Disclosure of Shareholder Holdings

     The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

     Small Accounts

     The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

     Series and Classes

     The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

     Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

     Shareholder, Trustee and Officer Liability

     The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.

     The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment shall not impose any heightened standard of care or liability on such trustee.

     Derivative Actions

     The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

     The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of Pioneer Tax Free Income Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in Pioneer Tax Free Income Fund's SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in Pioneer Tax Free Income Fund, see "Tax Status" in Pioneer Tax Free Income Fund's SAI.

UNDERWRITERS

     For additional information about the Pioneer Tax Free Income Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plan" and "Sales Charges" in Pioneer Tax Free Income Fund's SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in Pioneer Tax Free Income Fund's SAI.

                          ADDITIONAL INFORMATION ABOUT
                    PIONEER MUNICIPAL AND EQUITY INCOME TRUST

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in Pioneer Municipal and Equity Income Trust's 2007 Annual Report.

                     PRO FORMA COMBINED FINANCIAL STATEMENTS

Pro Forma Schedule of Investments (a)
12/31/07
(Unaudited)

                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                      % of
Income Trust  Income Fund                Combined                                                                    Pro Forma
  Principal    Principal    Pro Forma   Principal                                                                    Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                  Net Assets
------------  -----------  ----------  -----------                                                                 -----------
                                                    TAX EXEMPT OBLIGATIONS                                            90.0%
                                                    No State                                                           0.5%
               5,000,000                5,000,000   Northern Mariana Islands, 5.0%, 6/1/17



                                                    Alabama                                                            2.0%
               7,500,000                7,500,000   DCH Health Care Authority, 5.125%, 6/1/36
                 405,000                  405,000   Florence Alabama Water General, 4.4%, 12/1/08
                 550,000                  550,000   Huntsville Alabama Electric System, 4.6%, 12/1/09
               1,445,000                1,445,000   Huntsville Alabama General, 4.75%, 11/1/18
               1,895,000                1,895,000   Huntsville Alabama, 5.125%, 5/1/20
  5,000,000                             5,000,000   Huntsville-Redstone Village Special Care Facilities Financing
                                                    Authority, 5.5%, 1/1/43
                 725,000                  725,000   Madison Alabama Water & Waste Water Board, 4.6%, 12/1/11
                 645,000                  645,000   Mobile Alabama Regulation General, 0.0%, 2/15/09
                 500,000                  500,000   Southeast, Alabama Gas District, 5.3%, 6/1/12
  1,500,000                             1,500,000   Sylacauga Health Care Authority Revenue, 6.0%, 8/1/35



                                                    Arizona                                                            2.4%
 1,000,000                             1,000,000    Maricopa County Hospital Revenue, 5.0%, 4/1/35
              1,000,000                1,000,000    Maricopa County School District, 7.0%, 7/1/08
              4,000,000                4,000,000    Phoenix Arizona Civic Corp., District Revenue, 0.0%, 7/1/25
              8,005,000                8,005,000    Phoenix Arizona Civic Corp., District Revenue, 0.0%, 7/1/26
             10,000,000               10,000,000    Phoenix Arizona Civic Corp., Floating Rate Note, 7/1/43
   470,000                               470,000    Pima County Industrial Development Authority, 6.375%, 7/1/31
   530,000                               530,000    Pima County Industrial Development Authority, 6.375%, 7/1/31
   989,000                               989,000    Pima County Industrial Development Authority, 6.75%, 7/1/31
 1,000,000                             1,000,000    Pima County Industrial Development Authority, 7.5%, 7/1/34



                                                    California                                                         9.1%
              5,000,000                5,000,000    Alhambra California CTFS Part, 6.75%, 9/1/23
 1,000,000                             1,000,000    California Health Facilities Authority Revenue, 5.25%, 7/1/23
             10,000,000               10,000,000    California State Department of Veteran Affairs, 4.6%, 12/1/28
              1,000,000                1,000,000    California State, 4.25%, 8/1/33
              4,875,000                4,875,000    California Statewide Communities Development Authority,
                                                    5.0%, 5/15/30
              5,125,000                5,125,000    California Statewide Communities Development Authority,
                                                    5.0%, 5/15/38
             20,000,000               20,000,000    Foothill Eastern Transportation Corridor Agency Toll Road
                                                    Revenue, 0.0%, 1/1/28
              1,000,000                1,000,000    Franklin-McKinley California School District, 6.0%, 7/1/16
 9,000,000                             9,000,000    Golden State Tobacco Securitization Corp., 5.125%, 6/1/47
 9,655,000                             9,655,000    Golden State Tobacco Securitization Corp., 5.817%, 6/1/45
                                                    (144A) RIB
4,000,000                              4,000,000    Golden State Tobacco Securitization Corp., 6.75%, 6/1/39
              4,525,000                4,525,000    Golden State Tobacco Securitization, 7.8%, 6/1/42
              1,000,000                1,000,000    Golden State Tobacco Securitization, 7.875%, 6/1/42
              3,000,000                3,000,000    Golden State Tobacco Securitization, 7.9%, 6/1/42
             12,000,000               12,000,000    Golden State Tobacco Security Corp. California, 5.125%, 6/1/47

                                                            Pioneer
   Pioneer       Pioneer                                   Tax Free
  Municipal     Municipal    Pioneer                      Income Fund
 and Equity    and Equity    Tax Free                      Pro Forma
Income Trust  Income Trust Income Fund                     Combined
  Principal      Market       Market      Pro Forma         Market
 Amount ($)       Value       Value     Adjustment (a)       Value
------------  ------------ -----------  --------------    -----------


               $       --  $ 4,937,050  $                 $ 4,937,050
               ----------  -----------  --------------    -----------
               $       --  $ 4,937,050  $                 $ 4,937,050
               ----------  -----------  --------------    -----------

               $       --  $ 7,318,800  $                 $ 7,318,800
                       --      410,229                        410,229
                       --      561,655                        561,655
                       --    1,472,845                      1,472,845
                       --    2,037,599                      2,037,599
   5,000,000
                4,349,550           --                      4,349,550
                       --      752,217                        752,217
                       --      647,522                        647,522
                       --      534,450                        534,450
   1,500,000    1,415,250           --                      1,415,250
               ----------  -----------  --------------    -----------
               $5,764,800  $13,735,317  $                 $19,500,117
               ----------  -----------  --------------    -----------

   1,000,000   $  923,110  $        --  $                 $   923,110
                       --    1,019,600                      1,019,600
                       --    3,328,160                      3,328,160
                       --    6,648,953                      6,648,953
                       --    8,346,600                      8,346,600
     470,000      537,577           --                        537,577
     530,000      541,803           --                        541,803
     989,000    1,016,178           --                      1,016,178
   1,000,000    1,197,860           --                      1,197,860
               ----------  -----------  ------------      -----------
               $4,216,528  $19,343,313  $                 $23,559,841
               ----------  -----------  ------------      -----------

               $       --  $ 5,769,900  $                 $ 5,769,900
   1,000,000    1,023,190           --                      1,023,190
                       --    9,922,600                      9,922,600
                       --      926,380                        926,380

                       --    4,551,251                      4,551,251

                       --    4,636,741                      4,636,741

                       --    7,882,600                      7,882,600
                       --    1,178,010                      1,178,010
   9,000,000    7,579,620           --                      7,579,620
   9,655,000
                8,013,264           --                      8,013,264
   4,000,000    4,623,840           --                      4,623,840
                       --    5,449,548                      5,449,548
                       --    1,207,650                      1,207,650
                       --    3,626,280                      3,626,280
                       --   10,106,160                     10,106,160

                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                    % of
Income Trust  Income Fund                Combined                                                                  Pro Forma
  Principal    Principal   Pro Forma    Principal                                                                   Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                Net Assets
------------  -----------  ----------  -----------                                                                 ----------
                                                    California (continued)
               10,000,000               10,000,000  Inland Empire Tobacco Securitization Authority California
                                                    Tobacco, 0.0%, 6/1/36
                1,175,000                1,175,000  Lucia Mar University School District, 0.0%, 8/1/20
                  165,000                  165,000  Sacramento California Municipal Utility District, 5.5%, 2/1/11
                3,600,000                3,600,000  Saugus California University School District, 0.0%, 8/1/23
                1,210,000                1,210,000  Saugus California University School District, 0.0%, 8/1/24
                5,000,000                5,000,000  Tobacco Securitization Authority Southern California Tobacco
                                                    Settlement, 5.125%, 6/1/46
                3,000,000                3,000,000  West VY Mission Community College California, 5.0%, 8/1/30



                                                    Colorado                                                          1.2%
   3,000,000                             3,000,000  Colorado Educational & Cultural Facilities Authority Revenue,
                                                    5.5%, 6/1/37 (144A)
                2,500,000                2,500,000  Colorado Health Facilities Revenue, 5.25%, 6/1/36
                   10,000                   10,000  Colorado Housing Finance Authority, Series A-3, 7.0%, 11/1/16
                   15,000                   15,000  Colorado Housing Finance Authority, Series B-2, 7.45%, 11/1/27
                   70,000                   70,000  Colorado Housing Finance Authority, Series B-3, 6.55%, 5/1/25
                3,575,000                3,575,000  Douglas County School District Regiona1, 7.0%, 12/15/13
               10,000,000               10,000,000  E-470 Public Highway Authority Colorado, 0.0%, 9/1/37



                                                    Connecticut                                                       1.3%
               10,000,000               10,000,000  Connecticut State Health & Education, 5.0%, 7/1/42
                1,000,000                1,000,000  Connecticut State Health & Education, 5.5%, 7/1/17
   1,500,000                             1,500,000  Mohegan Tribe Indians Gaming Authority, 5.25%,
                                                    1/1/33 (144A)



                                                    District of Columbia                                              1.3%
   4,000,000    8,825,000               12,825,000  District of Columbia Tobacco Settlement Financing Corp.,
                                                    6.75%, 5/15/40



                                                    Florida                                                           2.8%
                1,000,000                1,000,000  Dade County Florida General, 7.7%, 10/1/12
                  500,000                  500,000  Halifax Hospital Medical Center Florida, 5.375%, 6/1/46
   1,105,000                             1,105,000  Highlands County Health Facilities Authority Revenue,
                                                    5.0%, 11/15/24
   5,000,000                             5,000,000  Highlands County Health Facilities Authority Revenue,
                                                    6.0%, 11/15/25
                5,435,000                5,435,000  Lee County Industrial Development Authority Revenue,
                                                    4.75%, 6/15/14
   2,000,000                             2,000,000  Lee County Industrial Development Authority Revenue,
                                                    5.375%, 6/15/37
     585,000                               585,000  Madison County First Mortgage Revenue, 6.0%, 7/1/25
                1,535,000                1,535,000  Marion County Florida Hospital District Development,
                                                    5.0%, 10/1/16
   2,025,000                             2,025,000  Miami Beach Health Facilities Authority Revenue,
                                                    5.375%, 11/15/28
     500,000                               500,000  Miami Beach Health Facilities Authority Revenue, 6.7%, 11/15/19
   1,400,000                             1,400,000  Orange County Health Facilities Authority Revenue,
                                                    5.5%, 7/1/38
                2,000,000                2,000,000  Sarasota County Florida Health, 5.75%, 7/1/45
   3,970,000                             3,970,000  Tampa-Hillsborough County Expressway Authority Revenue,
                                                    RIB, 6.379%, 7/1/23 (144A)

                                                            Pioneer
   Pioneer       Pioneer                                   Tax Free
  Municipal     Municipal    Pioneer                      Income Fund
 and Equity    and Equity    Tax Free                      Pro Forma
Income Trust  Income Trust Income Fund                     Combined
  Principal      Market       Market       Pro Forma        Market
 Amount ($)       Value       Value      Adjustment (a)      Value
------------  ------------ -----------   --------------   ------------

              $        --  $ 1,435,000    $               $ 1,435,000
                       --      651,667                        651,667
                       --      170,108                        170,108
                       --    1,682,568                      1,682,568
                       --      533,985                        533,985
                                                            4,215,850
                       --    4,215,850                      3,136,140
                       --    3,136,140   ---------        -----------
              -----------  -----------   $                $88,322,352
              $21,239,914  $67,082,438   ---------        -----------
              -----------  -----------

   3,000,000
              $ 2,755,140  $        --   $                $ 2,755,140
                       --    2,449,275                      2,449,275
                       --       10,314                         10,314
                       --       15,250                         15,250
                       --       71,720                         71,720
                       --    4,259,470                      4,259,470
                       --    2,052,300                      2,052,300
              -----------  -----------   ---------        -----------
              $ 2,755,140  $ 8,858,329   $                $11,613,469
              -----------  -----------   ---------        -----------

              $        --  $10,400,100   $                $10,400,100
                       --    1,044,780                      1,044,780
   1,500,000
                1,323,555           --                      1,323,555
              -----------  -----------   ---------        -----------
              $ 1,323,555  $11,444,880   $                $12,768,435
              -----------  -----------   ---------        -----------

   4,000,000
              $ 4,085,800  $ 9,014,296    $                $13,100,096
              -----------  -----------    ---------        -----------
              $ 4,085,800  $ 9,014,296    $                $13,100,096
              -----------  -----------    ---------        -----------

              $        --  $ 1,178,660    $                $ 1,178,660
                       --      476,175                         476,175
   1,105,000
                1,107,784           --                       1,107,784
   5,000,000
                5,578,950           --                       5,578,950

                       --    5,255,917                        5,255,917
   2,000,000
                1,704,080           --                        1,704,080
     585,000      566,795           --                          566,795

                       --    1,595,540                        1,595,540
   2,025,000
                1,814,380           --                        1,814,380
     500,000      515,825           --                          515,825
   1,400,000
                1,230,264           --                        1,230,264
                       --    1,806,900                        1,806,900
   3,970,000
                4,645,734           --                        4,645,734
              -----------  -----------     ---------        -----------
              $17,163,812  $10,313,192     $                $27,477,004
              -----------  -----------     ---------        -----------

                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                     % of
Income Trust  Income Fund                Combined                                                                   Pro Forma
  Principal    Principal   Pro Forma    Principal                                                                   Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 ----------
                                                    Georgia                                                            2.5%
   9,580,000                             9,580,000  Georgia Municipal Electric Authority Power Revenue, RIB,
                                                    6.97%, 1/1/20 (144A)
               10,000,000               10,000,000  Houston County Georgia Hospital Authority Revenue,
                                                    5.0%, 10/1/42
   2,500,000                             2,500,000  Milledgeville-Baldwin County Development Authority Revenue,
                                                    5.625%, 9/1/30



                                                    Illinois                                                           5.0%
   3,000,000                             3,000,000  Chicago Illinois General Obligation, 5.0%, 1/1/28
                4,000,000                4,000,000  Chicago Illinois O'Hare International Airport, 5.5%, 12/1/30
                  170,000                  170,000  Chicago Illinois Single Family Mortgage, 6.45%, 9/1/29
                  495,000                  495,000  Chicago Illinois Tax Increment, 5.0%, 11/15/10
               10,775,000               10,775,000  Illinois Finance Authority, 5.0%, 5/1/25
   4,580,000                             4,580,000  Illinois Development Finance Authority Revenue, 5.25%, 10/1/24
   5,000,000                             5,000,000  Illinois Educational Facilities Authority Revenue, 5.0%, 12/1/38
   2,000,000                             2,000,000  Illinois Finance Authority Revenue, 5.5%, 8/15/43
   2,055,000                             2,055,000  Illinois Finance Authority Revenue, 8.245%, 8/15/43 (144A) RIB
                5,000,000                5,000,000  Illinois Finance Authority, 5.0%, 4/1/31
                5,000,000                5,000,000  Illinois Finance Authority, 5.0%, 4/1/36
                1,145,000                1,145,000  Illinois Housing Development Authority Revenue Multi-Family
                                                    Housing, 7.0%, 7/1/23
               20,000,000               20,000,000  Metropolitan Pier & Exposition Authority Illinois Dedicated
                                                    State Tax, Floating Rate Note, 6/15/39
                3,000,000                3,000,000  Will County Illinois Forest Preservation District, 0.0%, 12/1/18



                                                    Indiana                                                            4.8%
               15,000,000               15,000,000  Hobart Indiana Building Corp., 6.5%, 1/15/29
                5,000,000                5,000,000  Indiana Health & Educational Facilities Finance Authority,
                                                    5.0%, 2/15/36
   5,000,000    5,000,000               10,000,000  Indiana Health & Educational Facilities Finance Authority,
                                                    5.0%, 2/15/39
   4,135,000    1,250,000                5,385,000  Indiana State Development Finance Authority Revenue,
                                                    5.75%, 10/1/11
                3,400,000                3,400,000  Indianapolis Local Public Improvement Board Revenue,
                                                    6.0%, 1/10/20
                1,400,000                1,400,000  Indianapolis Local Public Improvement Board Revenue,
                                                    6.75%, 2/1/14
                1,000,000                1,000,000  Lawrence Township Metropolitan School District Revenue,
                                                    6.75%, 7/5/13
   2,570,000                             2,570,000  Vigo County Hospital Authority Revenue, 5.8%, 9/1/47 (144A)



                                                    Iowa                                                               0.4%
   4,000,000                             4,000,000  Iowa Financing Authority Senior Housing Revenue,
                                                    5.625%, 12/1/45



                                                    Kansas                                                             0.2%
     750,000                               750,000  Manhattan Health Care Facilities Revenue, 5.125%, 5/15/37
   2,000,000                             2,000,000  Manhattan Health Care Facilities Revenue, 5.125%, 5/15/42



                                                    Kentucky                                                           0.3%
                  165,000                  165,000  Kentucky Economic Development Finance, 6.25%, 10/1/12
                  335,000                  335,000  Kentucky Economic Development Finance, 6.25%, 10/1/12
                2,000,000                2,000,000  Louisville & Jefferson County Kentucky Metro Government
                                                    Health Systems Revenue, 5.25%, 10/1/36

                                                            Pioneer
   Pioneer       Pioneer                                   Tax Free
  Municipal     Municipal    Pioneer                      Income Fund
 and Equity    and Equity    Tax Free                      Pro Forma
Income Trust  Income Trust Income Fund                     Combined
  Principal      Market       Market        Pro Forma       Market
 Amount ($)       Value       Value      Adjustment (a)      Value
------------  ------------ -----------   --------------   -----------

   9,580,000
              $11,714,711  $        --   $                $11,714,711

                       --    9,431,400                      9,431,400
   2,500,000
                2,842,750           --                      2,842,750
              -----------  -----------   ---------        -----------
              $14,557,461  $ 9,431,400   $                $23,988,861
              -----------  -----------   ---------        -----------

   3,000,000  $ 3,095,610  $        --   $                $ 3,095,610
                       --    3,424,920                      3,424,920
                       --      172,424                        172,424
                       --      487,060                        487,060
                       --    9,995,213                      9,995,213
   4,580,000    4,621,037           --                      4,621,037
   5,000,000    5,125,800           --                      5,125,800
   2,000,000    2,242,060           --                      2,242,060
   2,055,000    2,900,632           --                      2,900,632
                       --    4,692,450                      4,692,450
                       --    4,609,600                      4,609,600

                       --    1,470,695                      1,470,695

                       --    4,295,800                      4,295,800
                       --    1,855,500                      1,855,500
              -----------  -----------   ---------        -----------
              $17,985,139  $31,003,662   $                $48,988,801
              -----------  -----------   ---------        -----------

              $        --  $18,151,050   $                $18,151,050
                       --    4,719,000                      4,719,000
   5,000,000
                4,678,450    4,678,450                      9,356,900
   4,135,000
                4,165,020    1,259,075                      5,424,095

                       --    3,927,272                      3,927,272

                       --    1,569,498                      1,569,498

                       --    1,153,490                      1,153,490
   2,570,000    2,366,482           --                      2,366,482
              -----------  -----------   ---------        -----------
              $11,209,952  $35,457,835   $                $46,667,787
              -----------  -----------   ---------        -----------

   4,000,000
              $ 3,472,520  $        --   $                $ 3,472,520
              -----------  -----------   ---------        -----------
              $ 3,472,520  $        --   $                $ 3,472,520
              -----------  -----------   ---------        -----------

     750,000  $   630,060  $        --   $                $   630,060
   2,000,000    1,647,120           --                      1,647,120
              -----------  -----------   ---------        -----------
              $ 2,277,180  $        --   $                $ 2,277,180
              -----------  -----------   ---------        -----------

              $        --  $   179,695   $                $   179,695
                       --      353,475                        353,475

                       --    1,939,240                      1,939,240
              -----------  -----------   ---------        -----------
              $        --  $ 2,472,410   $                $ 2,472,410
              -----------  -----------   ---------        -----------

                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                     % of
Income Trust  Income Fund                Combined                                                                   Pro Forma
  Principal    Principal   Pro Forma    Principal                                                                   Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 -----------
                                                    Louisiana                                                         3.5%
   5,000,000   15,000,000               20,000,000  Louisiana Public Facilities Authority Revenue, 5.5%, 5/15/47
                  425,000                  425,000  Louisiana Public Facilities Authority Revenue, 6.25%, 10/1/11
                1,085,000                1,085,000  Louisiana Local Government Environment Community,
                                                    5.25%, 12/1/18
                5,000,000                5,000,000  St. John Baptist Parish Louisiana Revenue, 5.125%, 6/1/37
   8,335,000                             8,335,000  Tobacco Settlement Financing Corp., 5.875%, 5/15/39



                                                    Maine                                                             0.0%
                  300,000                  300,000  Maine Municipal Bond Bank, 5.0%, 11/1/09



                                                    Maryland                                                          1.2%
   3,000,000                             3,000,000  Frederick County Educational Facilities Revenue, 5.625%, 9/1/38
                4,600,000                4,600,000  Maryland Health Department, 4.75% 1/1/13
   1,000,000                             1,000,000  Maryland State Economic Development Revenue, 5.0%, 12/1/31
   1,000,000                             1,000,000  Maryland State Economic Development Revenue, Series A,
                                                    5.0%, 12/1/16
     660,000                               660,000  Maryland State Economic Development Revenue, Series B,
                                                    5.0%, 12/1/16
   2,000,000                             2,000,000  Maryland State Health & Higher Educational Facilities Authority
                                                    Revenue, 5.125%, 7/1/34



                                                    Massachusetts                                                     9.5%
               16,070,000               16,070,000  Massachusetts Bay Transportation Authority, 4.0%, 7/1/33
                4,990,000                4,990,000  Massachusetts Bay Transportation Authority, 5.0%, 7/1/31
   4,500,000                             4,500,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 4.625%, 8/15/28
   2,000,000                             2,000,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 5.0%, 7/1/33
   1,550,000                             1,550,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 5.25%, 7/15/18
                6,215,000                6,215,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 5.25%, 7/1/33
   1,600,000                             1,600,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 5.45%, 11/15/23
                2,500,000                2,500,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 5.5%, 7/1/40
   2,120,000                             2,120,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 5.625%, 7/1/20
                5,290,000                5,290,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 5.75%, 7/1/32
                   40,000                   40,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 6.0%, 7/1/18
     900,000    1,250,000                2,150,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 6.25%, 7/1/22
                1,145,000                1,145,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 6.25%, 10/1/31
                2,000,000                2,000,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 6.5%, 7/1/21
                2,000,000                2,000,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 6.625%, 7/1/31
   2,750,000                             2,750,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 6.625%, 7/1/32
                1,000,000                1,000,000  Massachusetts Health & Educational Facilities Authority
                                                    Revenue, 6.75%, 7/1/16
                8,170,000                8,170,000  Massachusetts State Dedicated Tax, 5.5%, 1/1/29

                                                            Pioneer
   Pioneer       Pioneer                                   Tax Free
  Municipal     Municipal    Pioneer                      Income Fund
 and Equity    and Equity    Tax Free                      Pro Forma
Income Trust  Income Trust Income Fund                     Combined
  Principal      Market       Market        Pro Forma       Market
 Amount ($)       Value       Value      Adjustment (a)      Value
------------  ------------ -----------   --------------   -----------

   5,000,000  $ 4,899,500  $14,698,500
                       --      421,906   $                $19,598,000
                                                              421,906
                       --    1,188,878                      1,188,878
                       --    4,787,600                      4,787,600
   8,335,000    8,006,184           --                      8,006,184
              -----------  -----------   ---------        -----------
              $12,905,684  $21,096,884   $                $34,002,568
              -----------  -----------   ---------        -----------

              $        --  $   307,866   $                $   307,866
              -----------  -----------   ---------        -----------
              $        --  $   307,866   $                $   307,866
              -----------  -----------   ---------        -----------

   3,000,000  $ 3,003,810  $        --   $                $ 3,003,810
                       --    4,399,670                      4,399,670
   1,000,000      870,960           --                        870,960
   1,000,000
                  980,250           --                        980,250
     660,000
                  646,965           --                        646,965
   2,000,000
                1,984,240           --                      1,984,240
              -----------  -----------   ---------        -----------
              $ 7,486,225  $ 4,399,670   $                $11,885,895
              -----------  -----------   ---------        -----------

              $        --  $14,528,244   $                $14,528,244
                       --    5,425,777                      5,425,777
   4,500,000
                4,012,560           --                      4,012,560
   2,000,000
                2,049,540           --                      2,049,540
   1,550,000
                1,550,697           --                      1,550,697

                       --    7,082,117                      7,082,117
   1,600,000
                1,606,464           --                      1,606,464

                       --    2,322,175                      2,322,175
   2,120,000
                2,115,294           --                      2,115,294

                       --    5,781,163                      5,781,163

                       --       42,856                         42,856
     900,000
                  923,949    1,283,263                      2,207,212

                       --    1,187,296                      1,187,296

                       --    2,086,440                      2,086,440

                       --    2,070,440                      2,070,440
   2,750,000
                2,846,855           --                      2,846,855

                       --    1,062,810                      1,062,810
                       --    9,296,480                      9,296,480

                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                     % of
Income Trust  Income Fund                Combined                                                                   Pro Forma
  Principal    Principal    Pro Forma   Principal                                                                   Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 -----------
                                                    Massachusetts (continued)
                  750,000                  750,000  Massachusetts State Development Finance Agency, 4.5%, 9/1/36
                1,680,000                1,680,000  Massachusetts State Development Finance Agency,
                                                    5.25%, 10/1/29
                3,320,000                3,320,000  Massachusetts State Development Finance Agency,
                                                    5.25%, 10/1/37
     500,000                               500,000  Massachusetts State Development Finance Agency, 5.5%, 1/1/35
   1,100,000                             1,100,000  Massachusetts State Development Finance Agency,
                                                    5.625%, 10/1/24
   1,000,000                             1,000,000  Massachusetts State Development Finance Agency, 5.7%, 10/1/34
                5,500,000                5,500,000  Massachusetts State Development Finance Agency, 5.75%, 1/1/42
                2,635,000                2,635,000  Massachusetts State Development Finance Agency,
                                                    6.25%, 10/15/17
                1,500,000                1,500,000  Massachusetts State Development Finance Agency,
                                                    6.375%, 7/1/23
               16,070,000               16,070,000  Noblesville Independent Revenue, 5.25%, 2/1/30



                                                    Michigan                                                          2.0%
                1,500,000                1,500,000  John Tolfree Health System, 6.0%, 9/15/23
   5,000,000                             5,000,000  Macomb County Hospital Finance Authority Revenue, 5.875%,
                                                    11/15/34
   1,595,000                             1,595,000  Meridian Economic Development Corporate Ltd. Obligation
                                                    Revenue, 5.25%, 7/1/26
   3,340,000                             3,340,000  Michigan Public Educational Facilities Authority Revenue,
                                                    5.875%, 6/1/37
   2,000,000                             2,000,000  Michigan State Hospital Finance Authority Revenue,
                                                    5.25%, 11/15/25
   1,000,000                             1,000,000  Michigan State Hospital Finance Authority Revenue,
                                                    5.5%, 11/15/35
                4,000,000                4,000,000  Michigan State Hospital Finance Authority Revenue,
  6.0%, 2/1/24
                  400,000                  400,000  Michigan State Trunk Line, 5.5%, 11/1/10
                1,500,000                1,500,000  Southfield Michigan Public Schools, 4.5%, 5/1/27



                                                    Minnesota                                                         1.3%
                5,000,000                5,000,000  Becker Minnesota Pollution Control Revenue Northern States
                                                    Power "A" Conversions, 8.5%, 4/1/30
   2,000,000                             2,000,000  Duluth Economic Development Authority Health Care Facilities
                                                    Revenue, 5.25%, 2/15/28
   1,500,000                             1,500,000  Duluth Economic Development Authority Health Care Facilities
                                                    Revenue, 5.25%, 2/15/33
                1,000,000                1,000,000  Laurentian Energy Authority Minnesota Cogeneration,
                                                    5.0%, 12/1/15
   1,000,000                             1,000,000  North Oaks Senior Housing Revenue, 6.0%, 10/1/33
   1,000,000                             1,000,000  North Oaks Senior Housing Revenue, 6.5%, 10/1/47



                                                    Mississippi                                                       0.9%
                1,800,000                1,800,000  Columbus Mississippi Industrial Development Revenue,
                                                    5.9%, 12/1/11
                6,000,000                6,000,000  Lowndes County Mississippi Solid Waste Disposal & Pollution
                                                    Control Revenue, 6.8%, 4/1/22

                                                            Pioneer
   Pioneer       Pioneer                                   Tax Free
  Municipal     Municipal    Pioneer                      Income Fund
 and Equity    and Equity    Tax Free                      Pro Forma
Income Trust  Income Trust Income Fund                      Combined
  Principal      Market       Market        Pro Forma        Market
 Amount ($)       Value       Value      Adjustment (a)      Value
------------  ------------ -----------   --------------   -----------

              $        --  $   687,720   $                $   687,720

                       --    1,604,400                      1,604,400

                       --    3,102,341                      3,102,341
     500,000      469,950           --                        469,950
   1,100,000
                1,118,095           --                      1,118,095
   1,000,000    1,001,340           --                      1,001,340
                       --    6,609,130                      6,609,130

                       --    2,545,041                      2,545,041

                       --    1,742,805                      1,742,805
                       --    6,837,868                      6,837,868
              -----------  -----------   ---------        -----------
              $17,694,744  $75,298,366   $                $92,993,110
              -----------  -----------   ---------        -----------

              $        --  $ 1,520,355   $                $ 1,520,355
   5,000,000
                4,904,900           --                      4,904,900
   1,595,000
                1,405,626           --                      1,405,626
   3,340,000
                3,126,307           --                      3,126,307
   2,000,000
                1,793,320           --                      1,793,320
   1,000,000
                  888,310           --                        888,310

                       --    4,001,280                      4,001,280
                       --      425,572                        425,572
                       --    1,494,165                      1,494,165
              -----------  -----------   ---------        -----------
              $12,118,463  $ 7,441,372   $                $19,559,835
              -----------  -----------   ---------        -----------


              $        --  $ 5,876,400   $                $ 5,876,400
   2,000,000
                2,009,120           --                      2,009,120
   1,500,000
                1,493,685           --                      1,493,685

                       --    1,013,660                      1,013,660
   1,000,000      970,570           --                        970,570
   1,000,000    1,015,010           --                      1,015,010
              -----------  -----------   ---------        -----------
              $ 5,488,385  $ 6,890,060   $                $12,378,445
              -----------  -----------   ---------        -----------


              $        --  $ 1,831,302   $                $ 1,831,302

                       --    6,603,360                      6,603,360
              -----------  -----------   ---------        -----------
              $        --  $ 8,434,662   $                $ 8,434,662
              -----------  -----------   ---------        -----------

                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                     % of
Income Trust  Income Fund                Combined                                                                   Pro Forma
  Principal    Principal    Pro Forma   Principal                                                                   Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 -----------
                                                    Missouri                                                          0.2%
                  295,000                  295,000  Missouri State Housing Development Common Mortgage
                                                    Revenue, Single Family, Series B-2, 6.4%, 3/1/29
   1,720,000                             1,720,000  Missouri State Health & Educational Authority Health Facilities
                                                    Revenue, 5.25%, 8/15/28



                                                    Montana                                                           0.2%
                  500,000                  500,000  Forsyth Pollution Control Revenue, 5.2%, 5/1/33
   1,000,000                             1,000,000  Montana Finance Authority Hospital Facilities Revenue,
                                                    5.0%, 6/1/24



                                                    Nebraska                                                          1.1%
                1,648,869                1,648,869  Energy America Nebraska Natural Gas Revenue, 5.45%, 4/15/08
                1,325,000                1,325,000  Municipal Energy Agency, 6.0%, 4/1/08
                2,050,000                2,050,000  Nebraska Investment Finance Authority Single Family, Floating
                                                    Rate Note, 3/1/26
   4,980,000                             4,980,000  Nebraska Public Power District Revenue, 6.375%, 1/1/41
                                                    (144A) RIB



                                                    Nevada                                                            1.1%
               10,000,000               10,000,000  Reno Nevada Hospital Revenue, 5.25%, 6/1/41
   1,500,000                             1,500,000  Henderson Nevada Health Care Facilities Revenue,
                                                    5.625%, 7/1/24



                                                    New Hampshire                                                     1.6%
   1,700,000                             1,700,000  New Hampshire Business Finance Authority Revenue, 6.05%,
                                                    9/1/29
                5,000,000                5,000,000  New Hampshire Health & Education Facilities Authority
                                                    Revenue, 5.0%, 10/1/17
                5,000,000                5,000,000  New Hampshire Health & Education Facilities Authority
                                                    Revenue, 5.0%, 10/1/32
   1,000,000    1,250,000                2,250,000  New Hampshire Health & Education Facilities Authority
                                                    Revenue, 5.75%, 10/1/31
                2,000,000                2,000,000  New Hampshire Health & Education Facilities Authority
                                                    Revenue, 5.75%, 7/1/22
                  140,000                  140,000  New Hampshire State Housing Finance Authority, 6.125%, 1/1/20



                                                    New Jersey                                                        5.2%
   1,250,000                             1,250,000  Camden County Improvement Authority Revenue,
                                                    5.75%, 2/15/34
   5,920,000                             5,920,000  Garden State Preservation Trust, 10.112%, 11/1/22 (144A) RIB
                  500,000                  500,000  New Jersey Economic Development Authority Revenue,
                                                    5.3%, 11/1/26
                  450,000                  450,000  New Jersey Economic Development Authority Revenue,
                                                    5.375%, 11/1/36
     710,000                               710,000  New Jersey Economic Development Authority Revenue,
                                                    5.75%, 1/1/25
   1,000,000                             1,000,000  New Jersey Economic Development Authority Revenue,
                                                    5.875%, 1/1/37
                5,060,000                5,060,000  New Jersey Economic Development Authority Special Facility
                                                    Revenue, 7.0%, 11/15/30
                2,000,000                2,000,000  New Jersey Health Care Facilities Financing Authority Revenue,
                                                    5.0%, 7/1/24
   1,000,000                             1,000,000  New Jersey Health Care Facilities Financing Authority Revenue,
                                                    5.125%, 7/1/14

                                                            Pioneer
   Pioneer       Pioneer                                   Tax Free
  Municipal     Municipal    Pioneer                      Income Fund
 and Equity    and Equity    Tax Free                      Pro Forma
Income Trust  Income Trust Income Fund                     Combined
  Principal      Market       Market        Pro Forma       Market
 Amount ($)       Value       Value      Adjustment (a)      Value
------------  ------------ -----------   --------------   -----------


              $        --  $   303,349   $                $   303,349
   1,720,000
                1,694,338           --                      1,694,338
              -----------  -----------   ---------        -----------
              $ 1,694,338  $   303,349   $                $ 1,997,687
              -----------  -----------   ---------        -----------

              $        --  $   505,890   $                $   505,890
   1,000,000
                1,009,240           --                      1,009,240
              -----------  -----------   ---------        -----------
              $ 1,009,240  $   505,890   $                $ 1,515,130
              -----------  -----------   ---------        -----------

              $        --  $ 1,642,043   $                $ 1,642,043
                       --    1,334,514                      1,334,514

                       --    2,092,558                      2,092,558
   4,980,000
                5,250,812           --                      5,250,812
              -----------  -----------   ---------        -----------
              $ 5,250,812  $ 5,069,115   $                $10,319,927
              -----------  -----------   ---------        -----------

              $        --  $ 9,619,100   $                $ 9,619,100
   1,500,000
                1,560,765           --                      1,560,765
              -----------  -----------   ---------        -----------
              $ 1,560,765  $ 9,619,100   $                $11,179,865
              -----------  -----------   ---------        -----------

   1,700,000
              $ 1,777,078  $        --   $                $ 1,777,078

                       --    4,601,300                      4,601,300

                       --    4,663,700                      4,663,700
   1,000,000
                1,025,940    1,282,425                      2,308,365

                       --    2,059,500                      2,059,500
                       --      143,333                        143,333
              -----------  -----------   ---------        -----------
              $ 2,803,018  $12,750,258   $                $15,553,276
              -----------  -----------   ---------        -----------

   1,250,000
              $ 1,216,975  $        --   $                $ 1,216,975
   5,920,000    8,568,371           --                      8,568,371

                       --      448,720                        448,720

                       --      392,792                        392,792
     710,000
                  684,660           --                        684,660
   1,000,000
                  935,150           --                        935,150

                       --    5,091,170                      5,091,170

                       --    2,019,580                      2,019,580
   1,000,000
                  955,540           --                        955,540


                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                     % of
Income Trust  Income Fund                Combined                                                                   Pro Forma
  Principal    Principal    Pro Forma   Principal                                                                   Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 -----------
                                                    New Jersey (continued)
                4,140,000                4,140,000  New Jersey Health Care Facilities Financing Authority Revenue,
                                                    5.25%, 7/1/30
   5,000,000                             5,000,000  New Jersey Health Care Facilities Financing Authority Revenue,
                                                    5.375%, 7/1/33
   3,500,000                             3,500,000  New Jersey Health Care Facilities Financing Authority Revenue,
                                                    7.25%, 7/1/27
                9,500,000                9,500,000  Tobacco Settlement Financing Corp., 5.0%, 6/1/41
   3,000,000                             3,000,000  Tobacco Settlement Financing Corp., 6.25%, 6/1/43
                1,000,000                1,000,000  Tobacco Settlement Financing Corp., New Jersey, 6.25%, 6/1/43
                5,215,000                5,215,000  Tobacco Settlement Financing Corp., New Jersey, 6.75%, 6/1/39



                                                    New Mexico                                                       0.3%
   1,000,000                             1,000,000  Dona Ana County PILT Revenue, 5.25%, 12/1/25
   1,500,000                             1,500,000  Farmington New Mexico Hospital Revenue, 5.0%, 6/1/23



                                                    New York                                                         4.3%
                1,000,000                1,000,000  Albany Individual Development, 6.0%, 7/1/19
   2,000,000                             2,000,000  Dutchess County Industrial Development Agency Revenue,
                                                    7.5%, 3/1/29
                  400,000                  400,000  Metropolitan Transportation Authority New York, 5.5%, 7/1/14
   1,700,000                             1,700,000  Nassau County Industrial Development Agency, 6.7%, 1/1/43
   1,000,000                             1,000,000  New York City Industrial Development Agency, 5.0%, 7/1/27
   1,000,000                             1,000,000  New York City Industrial Development Agency, 5.25%, 7/1/24
                2,000,000                2,000,000  New York City Transportation Finance Authority Revenue,
                                                    Floating Rate Note, 11/1/26
                4,400,000                4,400,000  New York State Dorm Authority, 0.0%, 7/1/39
                8,465,000                8,465,000  New York State Dorm Authority, 5.0%, 7/1/25
                5,515,000                5,515,000  New York State Dorm Authority, 5.24%, 7/1/24
   5,000,000                             5,000,000  Port Authority of New York & New Jersey Revenue,
                                                    5.0%, 9/1/38
   1,000,000                             1,000,000  Suffolk County Industrial Development Agency Civic Facilities
                                                    Revenue, 5.5%, 1/1/37 (144A)
   4,900,000                             4,900,000  Triborough Bridge & Tunnel Authority, 5.25%, 11/15/30
   3,000,000                             3,000,000  Ulster County Industrial Development Agency Civic Facility
                                                    Revenue, 6.0%, 9/15/27



                                                    North Carolina                                                   0.7%
   1,000,000                             1,000,000  North Carolina Capital Facilities Finance Agency Student
                                                    Revenue, 5.0%, 6/1/27
   1,000,000                             1,000,000  North Carolina Capital Facilities Finance Agency Student
                                                    Revenue, 5.0%, 6/1/32
                2,250,000                2,250,000  North Carolina Capital Facilities Finance, 4.5%, 10/1/26
   1,000,000                             1,000,000  North Carolina Medical Care Commission Health Care Facilities
                                                    Revenue, 5.0%, 11/1/23
                2,250,000                2,250,000  University North Carolina Revenue, 5.0%, 12/1/36



                                                    North Dakota                                                     0.1%
                  280,000                  280,000  North Dakota State Housing Finance Agency Revenue,
                                                    5.8%, 7/1/18
                  575,000                  575,000  North Dakota State Housing Finance Agency Revenue,
                                                    6.0%, 7/1/20

                                                            Pioneer
   Pioneer       Pioneer                                   Tax Free
  Municipal     Municipal    Pioneer                      Income Fund
 and Equity    and Equity    Tax Free                      Pro Forma
Income Trust  Income Trust Income Fund                     Combined
  Principal      Market       Market        Pro Forma       Market
 Amount ($)       Value       Value      Adjustment (a)      Value
------------  ------------ -----------   --------------   -----------


              $        --  $ 3,811,988   $                $ 3,811,988
   5,000,000
                4,848,250           --                      4,848,250
   3,500,000
                3,534,650           --                      3,534,650
                       --    7,922,905                      7,922,905
   3,000,000    3,413,580           --                      3,413,580
                       --    1,137,860                      1,137,860
                       --    6,061,812                      6,061,812
              -----------  -----------   ---------        -----------
              $24,157,176  $26,886,827   $                $51,044,003
              -----------  -----------   ---------        -----------

   1,000,000  $ 1,002,830  $        --   $                $ 1,002,830
   1,500,000    1,500,750           --                      1,500,750
              -----------  -----------   ---------        -----------
              $ 2,503,580  $        --   $                $ 2,503,580
              -----------  -----------   ---------        -----------

              $        --  $ 1,016,820   $                $ 1,016,820
   2,000,000
                2,121,120           --                      2,121,120
                       --      440,532                        440,532
   1,700,000    1,700,000           --                      1,700,000
   1,000,000    1,035,890           --                      1,035,890
   1,000,000    1,059,770           --                      1,059,770

                       --    2,154,140                      2,154,140
                       --    3,627,668                      3,627,668
                       --    9,038,842                      9,038,842
                       --    6,122,643                      6,122,643
   5,000,000
                5,111,450           --                      5,111,450
   1,000,000
                  867,900           --                        867,900
   4,900,000    5,133,877           --                      5,133,877
   3,000,000
                2,876,040           --                      2,876,040
              -----------  -----------   ---------        -----------
              $19,906,047  $22,400,645   $                $42,306,692
              -----------  -----------   ---------        -----------

   1,000,000
              $   975,690  $        --   $                $   975,690
   1,000,000
                  946,050           --                        946,050
                       --    1,976,670                      1,976,670
   1,000,000
                  985,950           --                        985,950
                       --    2,357,460                      2,357,460
              -----------  -----------   ---------        -----------
              $ 2,907,690  $ 4,334,130   $                $ 7,241,820
              -----------  -----------   ---------        -----------


              $        --  $   285,519   $                $   285,519

                       --      582,055                        582,055
              -----------  -----------   ---------        -----------
              $        --  $   867,574   $                $   867,574
              -----------  -----------   ---------        -----------

                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                     % of
Income Trust  Income Fund                Combined                                                                   Pro Forma
  Principal    Principal    Pro Forma   Principal                                                                   Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 -----------
                                                    Ohio                                                              0.8%
   3,000,000                             3,000,000  Columbus City School District, 5.0%, 12/1/32
   1,500,000                             1,500,000  Cuyahoga County Health Care & Independent Living Facilities
                                                    Revenue, 6.0%, 5/15/37
   1,500,000                             1,500,000  Cuyahoga County Health Care & Independent Living Facilities
                                                    Revenue, 6.0%, 5/15/42
   1,000,000                             1,000,000  Hamilton County Hospital Facilities Revenue, 5.125%, 5/15/28
                  400,000                  400,000  Ohio State Building Authority Revenue, 5.5%, 10/1/11
                  500,000                  500,000  Ohio State Building Authority Revenue, 6.0%, 10/1/08



                                                    Oklahoma                                                          0.2%
                1,530,000                1,530,000  Moore Oklahoma General Obligation, 5.75%, 4/1/12



                                                    Oregon                                                            0.8%
                1,165,000                1,165,000  Jackson County School District No. 4, 5.5%, 6/15/17
                  500,000                  500,000  Klamath Falls Inter-Community Hospital Authority Revenue,
                                                    6.125%, 9/1/22
   2,935,000                             2,935,000  Oregon State Housing & Community Services Department
                                                    Multi-Family Revenue, 6.0%, 7/1/31
                1,000,000                1,000,000  Portland Urban Development, 5.75%, 6/15/08
                1,650,000                1,650,000  Wasco County School District, 5.5%, 6/15/19



                                                    Pennsylvania                                                      3.7%
                4,000,000                4,000,000  Allentown Pennsylvania Area Hospital Authority, 6.0%, 11/15/16
                1,165,000                1,165,000  Chester County Pennsylvania Health & Education Facility,
                                                    5.0%, 11/1/19
                1,220,000                1,220,000  Chester County Pennsylvania Health & Education Facility,
                                                    5.0%, 11/1/20
                1,650,000                1,650,000  Chester County Pennsylvania Health & Education Facility,
                                                    5.0%, 11/1/31
                1,000,000                1,000,000 Columbia County Pennsylvania Hospital Authority, 5.8%, 6/1/19
                1,000,000                1,000,000  Montgomery County Pennsylvania Industrial, 5.0%, 12/1/24
                1,000,000                1,000,000  Montgomery County Pennsylvania Industrial, 5.0%, 12/1/30
   5,000,000                             5,000,000  Pennsylvania State Turnpike Commission Oil Franchise Tax
                                                    Revenue, 5.0%, 12/1/31
               15,000,000               15,000,000  Philadelphia Pennsylvania Hospital, 5.0%, 7/1/34
                  500,000                  500,000  Philadelphia Pennsylvania Parking, 4.875%, 9/1/09
   1,315,000                             1,315,000  Sayre Health Care Facilities Authority Revenue, 5.875%, 12/1/31
     685,000                               685,000  Sayre Health Care Facilities Authority Revenue, 5.875%, 12/1/31
                  250,000                  250,000  Sayre Pennsylvania Health Care Facilities Authority,
                                                    5.75%, 12/1/21
     280,000                               280,000  Scranton-Lackawanna Health and Welfare Authority Hospital
                                                    Revenue, 5.9%, 7/1/08
     700,000                               700,000  Scranton-Lackawanna Health and Welfare Authority Hospital
                                                    Revenue, 6.0%, 7/1/09
     460,000                               460,000  Scranton-Lackawanna Health and Welfare Authority Hospital
                                                    Revenue, 6.05%, 7/1/10
   2,165,000                             2,165,000  Swarthmore Borough Authority College Revenue, 5.0%, 9/15/31



                                                    Puerto Rico                                                       1.1%
                8,305,000                8,305,000  Puerto Rico Electric Power, 0.0%, 7/1/17*
   5,000,000                             5,000,000  Puerto Rico Public Buildings Authority Revenue, 5.25%, 7/1/33

                                                            Pioneer
   Pioneer       Pioneer                                   Tax Free
  Municipal     Municipal    Pioneer                      Income Fund
 and Equity    and Equity    Tax Free                      Pro Forma
Income Trust  Income Trust Income Fund                     Combined
  Principal      Market       Market        Pro Forma       Market
 Amount ($)       Value       Value      Adjustment (a)      Value
------------  ------------ -----------   --------------   -----------

   3,000,000  $ 3,289,680  $        --   $                $ 3,289,680
   1,500,000
                1,469,460           --                      1,469,460
   1,500,000
                1,453,275           --                      1,453,275
   1,000,000    1,017,600           --                      1,017,600
                       --      430,340                        430,340
                       --      511,130                        511,130
              -----------  -----------   ---------        -----------
              $ 7,230,015  $   941,470   $                $ 8,171,485
              -----------  -----------   ---------        -----------

              $        --  $ 1,637,222   $                $ 1,637,222
              -----------  -----------   ---------        -----------
              $        --  $ 1,637,222   $                $ 1,637,222
              -----------  -----------   ---------        -----------

              $        --  $ 1,254,752   $                $ 1,254,752

                       --      548,539                        548,539
   2,935,000
                2,960,476           --                      2,960,476
                       --    1,062,640                      1,062,640
                       --    1,896,939                      1,896,939
              -----------  -----------   ---------        -----------
              $ 2,960,476  $ 4,762,870   $                $ 7,723,346
              -----------  -----------   ---------        -----------

              $        --  $ 3,994,240   $                $ 3,994,240

                       --    1,184,898                      1,184,898

                       --    1,235,567                      1,235,567

                       --    1,576,889                      1,576,889
                       --      918,590                        918,590
                       --      943,250                        943,250
                       --      899,230                        899,230
   5,000,000
                5,442,150           --                      5,442,150
                       --   13,275,000                     13,275,000
                       --      513,220                        513,220
   1,315,000    1,454,587           --                      1,454,587
     685,000      707,043           --                        707,043

                       --      271,699                        271,699
     280,000
                  280,451           --                        280,451
     700,000
                  703,773           --                        703,773
     460,000
                  462,479           --                        462,479
   2,165,000    2,216,462           --                      2,216,462
              -----------  -----------   ---------        -----------
              $11,266,945  $24,812,583   $                $36,079,528
              -----------  -----------   ---------        -----------

              $        --  $ 5,518,091   $                $ 5,518,091
   5,000,000    5,000,000           --                      5,000,000
              -----------  -----------   ---------        -----------
              $ 5,000,000  $ 5,518,091   $                $10,518,091
              -----------  -----------   ---------        -----------

                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                     % of
Income Trust  Income Fund                Combined                                                                   Pro Forma
  Principal    Principal    Pro Forma   Principal                                                                   Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 ----------
                                                    Rhode Island                                                       0.8%
                  250,000                  250,000  Rhode Island State Health & Education Facilities Authorities,
                                                    6.5%, 8/15/32
                  480,000                  480,000  Rhode Island State Health & Educational Building Corp.,
                                                    6.375%, 8/15/21
   1,640,000                             1,640,000  Tobacco Settlement Financing Corp., 6.125%, 6/1/32
   3,100,000    2,100,000                5,200,000  Tobacco Settlement Financing Corp., 6.25%, 6/1/42



                                                    South Carolina                                                     2.2%
   6,000,000                             6,000,000  Berkeley County School District Installment Lease, 5.0%, 12/1/28
   5,000,000                             5,000,000  Florence County Hospital Revenue, 5.25%, 11/1/34
   3,500,000                             3,500,000  Lexington County Health Services District, Inc., Hospital
                                                    Revenue, 5.5%, 11/1/32
                   95,000                   95,000  South Carolina Housing Finance & Development Authority
                                                    Mortgage Revenue, Series A-1, 6.2%, 7/1/09
   2,500,000                             2,500,000  South Carolina Jobs Economic Development Authority
                                                    Revenue, 5.5%, 11/15/23
                  500,000                  500,000  South Carolina Jobs Economic Development Authority
                                                    Revenue, 6.0%, 8/1/13
                  440,000                  440,000  South Carolina Jobs Economic Development Authority
                                                    Revenue, 6.875%, 8/1/27
                2,500,000                2,500,000  Tobacco Settlement Revenue Management, 6.375%, 5/15/30



                                                    South Dakota                                                       0.0%
                   65,000                   65,000  South Dakota Conservancy District Revenue, 5.625%, 8/1/17



                                                    Tennessee                                                          2.3%
                1,570,000                1,570,000  Clarksville Tennessee Water and Gas, 5.15%, 2/1/14
                1,000,000                1,000,000  Johnson City Tennessee Health & Education, 5.5%, 7/1/36
   2,500,000    1,500,000                4,000,000  Knox County Health Educational & Housing Facilities Board
                                                    Hospital Revenue, 6.5%, 4/15/31
                1,000,000                1,000,000  Knox County Health Facility, 6.375%, 4/15/22
                  750,000                  750,000  Knoxville County Tennessee Health Education & Housing,
                                                    7.25%, 1/1/08
                  750,000                  750,000  Knoxville County Tennessee Series A, 5.0%, 5/1/13
                1,000,000                1,000,000  Metro Government Nashville/Davidson County Tennessee,
                                                    5.5%, 5/15/12
                1,000,000                1,000,000  Metro Government Nashville/Davidson County Tennessee,
                                                    5.5%, 5/15/14
                1,500,000                1,500,000  Metro Government Nashville/Davidson County Tennessee,
                                                    6.0%, 12/1/09
                1,000,000                1,000,000  Metro Government Nashville/Davidson County Tennessee,
                                                    7.5%, 11/15/12
                5,960,000                5,960,000  Sumner Court Tennessee Health Educational, 5.5%, 11/1/46
                1,000,000                1,000,000  Tennessee County Tennessee General, 5.5%, 4/1/19
                  550,000                  550,000  Williamson County Tennessee General, 5.1%, 3/1/14
                  500,000                  500,000  Williamson County Tennessee General, 6.0%, 3/1/08



                                                    Texas                                                              6.9%
                3,000,000                3,000,000  Brazos River Authority Pollution Control Revenue, 7.7%, 4/1/33
                  750,000                  750,000  Carroll Independent School District, 6.75%, 8/15/21
                  850,000                  850,000  Carroll Independent School District, 6.75%, 8/15/22
               13,885,000               13,885,000  Dallas-Fort Worth Texas International Airport, 6.0%, 11/1/14
                1,000,000                1,000,000  Harris County Health Facilities Development Authority,
                                                    6.375%, 6/1/29
   1,552,000                             1,552,000  Houston Housing Financing Corp., 6.25%, 9/20/31
   2,885,000                             2,885,000  Houston Utility System Revenue, 7.126%, 5/15/24 (144A) RIB

                                                            Pioneer
   Pioneer       Pioneer                                   Tax Free
  Municipal     Municipal    Pioneer                      Income Fund
 and Equity    and Equity    Tax Free                      Pro Forma
Income Trust  Income Trust Income Fund                     Combined
  Principal      Market       Market        Pro Forma       Market
 Amount ($)       Value       Value      Adjustment (a)      Value
------------  ------------ ------------  --------------   -----------


              $        --  $   284,025   $                $   284,025

                       --      538,992                        538,992
   1,640,000    1,666,519           --                      1,666,519
   3,100,000    3,108,060    2,105,460                      5,213,520
              -----------  -----------   ---------        -----------
              $ 4,774,579  $ 2,928,477   $                $ 7,703,056
              -----------  -----------   ---------        -----------

   6,000,000  $ 5,923,140  $        --   $                $ 5,923,140
   5,000,000    5,117,750           --                      5,117,750
   3,500,000
                3,870,160           --                      3,870,160

                       --       95,168                         95,168
   2,500,000
                2,560,900           --                      2,560,900

                       --      530,315                        530,315

                       --      515,068                        515,068
                       --    2,504,200                      2,504,200
              -----------  -----------   ---------        -----------
              $17,471,950  $ 3,644,751   $                $21,116,701
              -----------  -----------   ---------        -----------

              $        --  $    65,129   $                $    65,129
              -----------  -----------   ---------        -----------
              $        --  $    65,129   $                $    65,129
              -----------  -----------   ---------        -----------

              $        --  $ 1,716,811   $                $ 1,716,811
                       --      978,880                        978,880
   2,500,000
                2,554,500    1,532,700                      4,087,200
                       --    1,020,750                      1,020,750

                       --      750,000                        750,000
                       --      753,000                        753,000

                       --    1,088,550                      1,088,550

                       --    1,115,420                      1,115,420

                       --    1,583,160                      1,583,160

                       --    1,170,090                      1,170,090
                       --    5,577,070                      5,577,070
                       --    1,051,270                      1,051,270
                       --      572,622                        572,622
                       --      502,480                        502,480
              -----------  -----------   ---------        -----------
              $ 2,554,500  $19,412,803   $                $21,967,303
              -----------  -----------   ---------        -----------

              $        --  $ 3,102,810   $                $ 3,102,810
                       --      951,308                        951,308
                       --    1,086,062                      1,086,062
                       --   13,233,377                     13,233,377

                       --    1,107,150                      1,107,150
   1,552,000    1,632,704           --                      1,632,704
   2,885,000    3,477,839           --                      3,477,839

                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                     % of
Income Trust  Income Fund                Combined                                                                   Pro Forma
  Principal    Principal    Pro Forma   Principal                                                                   Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 ----------
                                                    Texas (continued)
   2,750,000                             2,750,000  Lower Colorado River Authority, 5.0%, 5/15/31
   1,711,000                             1,711,000  Panhandle Regional Housing Finance Corp., 6.6%, 7/20/31
   3,000,000                             3,000,000  Richardson Hospital Authority, 6.0%, 12/1/34
                  515,000                  515,000  San Antonio Texas General, 4.75%, 2/1/19
                  300,000                  300,000  San Felipe Del Rio Texas Conservation, 5.0%, 8/15/12
   1,000,000                             1,000,000  Seguin Higher Education Facilities Corp. Revenue, 5.0%, 9/1/23
                2,310,000                2,310,000  Texas Clear Creek Independent School District General
                                                    Obligation, 0.0%, 2/1/10
                2,050,000                2,050,000  Texas Keller Independent School District General Obligation,
                                                    0.0%, 8/15/10
                5,500,000                5,500,000  Texas Public Finance Authority Building Revenue, 0.0%, 2/1/08
                2,750,000                2,750,000  Texas Public Finance Authority Building Revenue, 0.0%, 2/1/10
   1,500,000                             1,500,000  Texas State Student Housing Revenue, 6.5%, 9/1/34
                3,500,000                3,500,000  Texas State, Floating Rate Note, 9/30/11
                1,335,000                1,335,000  Texas Water Development Board, 5.0%, 7/15/26
                1,000,000                1,000,000  Texas Water Development Board, 5.0%, 7/15/27
                  500,000                  500,000  Tomball Texas Independent Schools, 5.0%, 2/15/11
                3,500,000                3,500,000  Weslaco Health Facilities, 6.25%, 6/1/25
                2,000,000                2,000,000  Weslaco Health Facilities, 6.25%, 6/1/32
                1,000,000                1,000,000  Whitehouse Texas Independent School District, 4.8%, 2/15/12
   3,000,000                             3,000,000  Willacy County Local Government Corp. Revenue, 6.0%, 9/1/10
   3,000,000                             3,000,000  Willacy County Local Government Corp. Revenue,
                                                    6.875%, 9/1/28



                                                    Utah                                                              0.1%
                  500,000                  500,000  Utah County Utah Charter School Revenue, 5.35%, 7/15/17



                                                    Vermont                                                           0.1%
   1,295,000                             1,295,000  Vermont Educational & Health Buildings Financing Agency
                                                    Revenue, 5.0%, 7/1/24



                                                    Virginia                                                          0.9%
                2,500,000                2,500,000  Henrico County Virginia, Floating Rate Note, 8/23/27
   1,500,000                             1,500,000  Prince William County Industrial Development Hospital
                                                    Revenue, 5.2%, 10/1/26
   3,925,000                             3,925,000  Prince William County Industrial Development Hospital
                                                    Revenue, 5.35%, 10/1/36



                                                    Washington                                                        2.6%
                1,000,000                1,000,000  Cuyahoga County Ohio Health, 5.75%, 12/1/32
                1,095,000                1,095,000  King County Washington Public Hospital District, 5.25%, 12/1/13
                  300,000                  300,000  King County Washington School District No. 415, 5.5%, 6/1/13
   3,000,000                             3,000,000  King County Washington Sewer Revenue, 5.0%, 1/1/35
                1,000,000                1,000,000  Pierce County Washington School District, 4.0%, 12/1/09
                  500,000                  500,000  Renton Washington Water & Sewer, 4.4%, 12/1/15
                2,250,000                2,250,000  Snohomish County Public Utility District Revenue,
                                                    5.7%, 12/1/11+
                2,500,000                2,500,000  Snohomish County Public Utility District Revenue, 6.8%, 1/1/20
   7,000,000                             7,000,000  Tobacco Settlement Authority Revenue, 6.625%, 6/1/32
                3,500,000                3,500,000  Tobacco Settlement Authority Washington, 6.625%, 6/1/32
                2,500,000                2,500,000  Washington State Housing, 5.25%, 1/1/17

                                                            Pioneer
   Pioneer       Pioneer                                   Tax Free
  Municipal     Municipal    Pioneer                      Income Fund
 and Equity    and Equity    Tax Free                      Pro Forma
Income Trust  Income Trust Income Fund                     Combined
  Principal      Market       Market        Pro Forma       Market
 Amount ($)       Value       Value      Adjustment (a)      Value
------------  ------------ -----------   --------------   -----------

   2,750,000  $ 2,813,745  $        --   $                $ 2,813,745
   1,711,000    1,834,089           --                      1,834,089
   3,000,000    3,019,080           --                      3,019,080
                       --      521,177                        521,177
                       --      314,163                        314,163
   1,000,000      974,490           --                        974,490

                       --    2,156,408                      2,156,408

                       --    1,879,461                      1,879,461
                       --    5,485,700                      5,485,700
                       --    2,566,108                      2,566,108
   1,500,000    1,552,200           --                      1,552,200
                       --    4,187,820                      4,187,820
                       --    1,404,260                      1,404,260
                       --    1,049,490                      1,049,490
                       --      526,600                        526,600
                       --    3,645,985                      3,645,985
                       --    2,065,900                      2,065,900
                       --    1,002,145                      1,002,145
   3,000,000    3,019,710           --                      3,019,710
   3,000,000
                3,086,220           --   $                  3,086,220
              -----------  -----------   ---------        -----------
              $21,410,077  $46,285,924   $                $67,696,001
              -----------  -----------   ---------        -----------

              $        --  $   494,115   $                $   494,115
              -----------  -----------   ---------        -----------
              $        --  $   494,115   $                $   494,115
              -----------  -----------   ---------        -----------

   1,295,000
              $ 1,273,581  $        --   $                $ 1,273,581
              -----------  -----------   ---------        -----------
              $ 1,273,581  $        --   $                $ 1,273,581
              -----------  -----------   ---------        -----------

                       --    3,296,600                      3,296,600
   1,500,000
                1,514,160           --                      1,514,160
   3,925,000
                3,944,429           --                      3,944,429
              -----------  -----------   ---------        -----------
              $ 5,458,589  $ 3,296,600   $                $ 8,755,189
              -----------  -----------   ---------        -----------

              $        --  $   979,210   $                $   979,210
                       --    1,126,427                      1,126,427
                       --      331,575                        331,575
   3,000,000    3,060,660           --                      3,060,660
                       --    1,017,350                      1,017,350
                       --      525,830                        525,830

                       --    2,455,802                      2,455,802
                       --    3,051,975                      3,051,975
   7,000,000    7,141,050           --                      7,141,050
                       --    3,570,525                      3,570,525
                       --    2,449,150                      2,449,150
              -----------  -----------   ---------        -----------
              $10,201,710  $15,507,844   $                $25,709,554
              -----------  -----------   ---------        -----------

                                         Pioneer
   Pioneer                               Tax Free
  Municipal     Pioneer                Income Fund
 and Equity     Tax Free                Pro Forma                                                                     % of
Income Trust  Income Fund                Combined                                                                   Pro Forma
  Principal    Principal    Pro Forma   Principal                                                                   Combined
 Amount ($)    Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 ----------
                                                    Wisconsin                                                          0.5%
                1,430,000                1,430,000  Adams-Friendship School District, 6.5%, 4/1/16
   3,500,000                             3,500,000  Wisconsin State Health & Educational Facilities Authority
                                                    Revenue, 5.6%, 2/15/29



                                                    TOTAL TAX-EXEMPT OBLIGATIONS

   Shares
  ---------
                                                    COMMON STOCKS                                                      0.2%
                                                    Energy                                                             0.0%
                                                    Oil & Gas Drilling                                                 0.0%
      19,566                  (19,566)          --  Diamond Offshore Drilling, Inc.

                                                    Oil & Gas Storage & Transportation                                 0.0%
     142,876                 (142,876)          --  Spectra Energy Corp.

                                                    Total Energy

                                                    Materials                                                          0.0%
                                                    Diversified Chemicals                                              0.0%
      94,000                  (94,000)          --  Olin Corp.

                                                    Diversified Metals & Mining                                        0.0%
      56,012                  (56,012)          --  Compass Minerals International, Inc.

                                                    Total Materials

                                                    Commercial Services & Supplies                                     0.0%
                                                    Commercial Printing                                                0.0%
      79,034                  (79,034)          --  R.R. Donnelley & Sons Co.

                                                    Total Commercial Services & Supplies

                                                    Transportation                                                     0.2%
                                                    Airlines                                                           0.2%
                  153,656                  153,656  Northwest Airlines*

                                                    Total Transportation

                                                    Consumer Durables & Apparel                                        0.0%
                                                    Home Furnishings                                                   0.0%
      50,000                  (50,000)          --  Bassett Furniture Industries, Inc.
      31,486                  (31,486)          --  Kimball International, Inc.

                                                    Total Consumer Durables & Apparel

                                                    Media                                                              0.0%
                                                    Movies & Entertainment                                             0.0%
     206,487                 (206,487)          --  Regal Entertainment Group

                                                    Publishing                                                         0.0%
     229,566                 (229,566)          --  Idearc, Inc.

  Total Media

                                                    Food, Beverage & Tobacco                                           0.0%
                                                    Packaged Foods & Meats                                             0.0%
     527,431                 (527,431)          --   B&G Foods, Inc.
      92,828                  (92,828)          --   Kraft Foods, Inc.



                                                    Tobacco                                                            0.0%
     134,140                 (134,140)          --  Altria Group, Inc.
     172,872                 (172,872)          --  Loews Corp.--Carolina Group
      29,704                  (29,704)          --  Reynolds American, Inc.



                                                    Total Food, Beverage & Tobacco

                                                              Pioneer
   Pioneer        Pioneer                                    Tax Free
  Municipal      Municipal     Pioneer                      Income Fund
 and Equity     and Equity     Tax Free                      Pro Forma
Income Trust   Income Trust  Income Fund                      Combined
  Principal       Market        Market        Pro Forma        Market
 Amount ($)        Value        Value      Adjustment (a)      Value
------------   ------------  -----------   --------------   -----------

               $         --  $  1,724,194  $                $  1,724,194
   3,500,000
                  3,443,580            --                      3,443,580
               ------------  ------------  ------------     ------------
               $  3,443,580  $  1,724,194  $                $  5,167,774
               ------------  ------------  ------------     ------------
               $316,583,970  $560,731,963  $         --     $877,315,933
               ------------  ------------  ------------     ------------
   Shares
  ---------



      19,566   $  2,778,372  $         --  $ (2,778,372)    $         --
               ------------  ------------  ------------     ------------

     142,876   $  3,689,058  $         --  $ (3,689,058)    $         --
               ------------  ------------  ------------     ------------
               $  6,467,430  $         --  $ (6,467,430)    $         --
               ------------  ------------  ------------     ------------


      94,000   $  1,817,020  $         --  $ (1,817,020)    $         --
               ------------  ------------  ------------     ------------

      56,012   $  2,296,492  $         --  $ (2,296,492)    $         --
               ------------  ------------  ------------     ------------
               $  4,113,512  $         --  $ (4,113,512)    $         --
               ------------  ------------  ------------     ------------


      79,034   $  2,982,743  $         --  $ (2,982,743)    $         --
               ------------  ------------  ------------     ------------
               $  2,982,743  $         --  $ (2,982,743)    $         --
               ------------  ------------  ------------     ------------


               $         --  $  2,229,548  $         --     $  2,229,548
               ------------  ------------  ------------     ------------
               $         --  $  2,229,548  $         --     $  2,229,548
               ------------  ------------  ------------     ------------


      50,000   $    467,000  $         --  $   (467,000)    $         --
      31,486        431,358            --      (431,358)              --
               ------------  ------------  ------------     ------------
               $    898,358  $         --  $   (898,358)    $         --
               ------------  ------------  ------------     ------------


     206,487   $  3,731,220  $         --  $ (3,731,220)    $         --
               ------------  ------------  ------------     ------------

     229,566   $  4,031,179  $         --  $ (4,031,179)    $         --
               ------------  ------------  ------------     ------------
               $  7,762,399  $         --  $ (7,762,399)    $         --
               ------------  ------------  ------------     ------------


     527,431   $  5,385,070  $         --  $ (5,385,070)    $         --
      92,828      3,028,978            --    (3,028,978)              --
               ------------  ------------  ------------     ------------
               $  8,414,048  $         --  $ (8,414,048)    $         --
               ------------  ------------  ------------     ------------

     134,140   $ 10,138,301  $         --  $(10,138,301)    $         --
     172,872     14,745,982            --   (14,745,982)              --
      29,704      1,959,276            --    (1,959,276)              --
               ------------  ------------  ------------     ------------
               $ 26,843,559  $         --  $(26,843,559)    $         --
               ------------  ------------  ------------     ------------
               $ 35,257,607  $         --  $(35,257,607)    $         --
               ------------  ------------  ------------     ------------

                                         Pioneer
                                         Tax Free
   Pioneer      Pioneer                Income Fund
  Municipal     Tax Free                Pro Forma                                                                     % of
 and Equity   Income Fund                Combined                                                                   Pro Forma
Income Trust   Principal    Pro Forma   Principal                                                                   Combined
   Shares      Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 -----------
                                                    Pharmaceuticals, Biotechnology & Life                               0.0%
                                                    Sciences
                                                    Pharmaceuticals                                                     0.0%
     329,758                 (329,758)          --  Bristol-Myers Squibb Co.
     216,536                 (216,536)          --  Merck & Co., Inc.

                                                    Total Pharmaceuticals, Biotechnology & Life
                                                    Sciences

                                                    Banks                                                               0.0%
                                                    Diversified Banks                                                   0.0%
      28,642                  (28,642)          --  Wachovia Corp.

                                                    Regional Banks                                                      0.0%
      81,550                  (81,550)          --  KeyCorp
      67,800                  (67,800)          --  Regions Financial Corp.



                                                    Thrifts & Mortgage Finance                                          0.0%
     222,700                 (222,700)          --  TrustCo Bank Corp., NY

                                                    Total Banks

                                                    Diversified Financials                                              0.0%
                                                    Other Diversified Financial Services                                0.0%
      42,500                  (42,500)          --  Bank of America Corp.

                                                    Total Diversified Financials

                                                    Telecommunication Services                                          0.0%
                                                    Integrated Telecommunication Services                               0.0%
     204,553                 (204,553)          --  AT&T, Inc.
     529,946                 (529,946)          --  Citizens Communications Co.
     406,745                 (406,745)          --  Verizon Communications, Inc.
     790,184                 (790,184)          --  Windstream Corp.

                                                    Total Telecommunication Services

                                                    Utilities                                                           0.0%
                                                    Electric Utilities                                                  0.0%
     138,400                 (138,400)          --  Empire District Electric Co.

                                                    Gas Utilities                                                       0.0%
      81,249                  (81,249)          --  AGL Resources, Inc.
     395,466                 (395,466)          --  Atmos Energy Corp.



                                                    Multi-Utilities                                                     0.0%
     100,000                 (100,000)          --  Consolidated Edison, Inc.
     285,753                 (285,753)          --  Duke Energy Corp.
     134,112                 (134,112)          --  NSTAR



                                                    Total Utilities

                                                    TOTAL COMMON STOCKS

                                                    NON-CONVERTIBLE PREFERRED STOCKS                                    0.0%
                                                    Energy                                                              0.0%
                                                    Oil & Gas Exploration & Production- 1.0%                            0.0%
      49,300                  (49,300)          --  Apache Corp., Series B, 5.68%

                                                    Total Energy

                                                    Automobiles & Components                                            0.0%
                                                    Automobile Manufacturers                                            0.0%
     126,542                 (126,542)          --  Ford Motor Co. Capital Trust II, 6.5%

                                                    Total Automobiles & Components

                                                              Pioneer
                  Pioneer                                    Tax Free
   Pioneer       Municipal     Pioneer                      Income Fund
  Municipal     and Equity     Tax Free                      Pro Forma
 and Equity    Income Trust  Income Fund                     Combined
Income Trust      Market        Market        Pro Forma       Market
   Shares          Value        Value      Adjustment (a)      Value
------------   ------------  -----------   --------------   -----------



     329,758   $  8,745,182  $       --    $  (8,745,182)   $       --
     216,536     12,582,907          --      (12,582,907)           --
               ------------  ----------    -------------    ----------

               $ 21,328,089  $       --    $ (21,328,089)   $       --
               ------------  ----------    -------------    ----------


      28,642   $  1,089,255  $       --    $  (1,089,255)   $       --
               ------------  ----------    -------------    ----------

      81,550   $  1,912,347  $       --    $  (1,912,347)   $       --
      67,800      1,603,470          --       (1,603,470)           --
               ------------  ----------    -------------    ----------
               $  3,515,817  $       --    $  (3,515,817)   $       --
               ------------  ----------    -------------    ----------

     222,700   $  2,209,184  $       --    $  (2,209,184)   $       --
               ------------  ----------    -------------    ----------
               $  6,814,256  $       --    $  (6,814,256)   $       --
               ------------  ----------    -------------    ----------


      42,500   $  1,753,550  $       --    $  (1,753,550)   $       --
               ------------  ----------    -------------    ----------
               $  1,753,550  $       --    $  (1,753,550)   $       --
               ------------  ----------    -------------    ----------


     204,553   $  8,501,223  $       --    $  (8,501,223)   $       --
     529,946      6,746,213          --       (6,746,213)           --
     406,745     17,770,689          --      (17,770,689)           --
     790,184     10,288,196          --      (10,288,196)           --
               ------------  ----------    -------------    ----------
               $ 43,306,321  $       --    $ (43,306,321)   $       --
               ------------  ----------    -------------    ----------


     138,400   $  3,152,752  $       --    $  (3,152,752)   $       --
               ------------  ----------    -------------    ----------

      81,249   $  3,058,212  $       --    $  (3,058,212)   $       --
     395,466     11,088,867          --      (11,088,867)           --
               ------------  ----------    -------------    ----------
               $ 14,147,079  $       --    $ (14,147,079)   $       --
               ------------  ----------    -------------    ----------

     100,000   $  4,885,000  $       --    $  (4,885,000)   $       --
     285,753      5,763,638          --       (5,763,638)           --
     134,112      4,857,537          --       (4,857,537)           --
               ------------  ----------    -------------    ----------
               $ 15,506,175  $       --    $ (15,506,175)   $       --
               ------------  ----------    -------------    ----------
               $ 32,806,006  $       --    $ (32,806,006)   $       --
               ------------  ----------    -------------    ----------
               $163,490,271  $2,229,548    $(163,490,271)   $2,229,548
               ------------  ----------    -------------    ----------



      49,300   $  4,236,719  $       --    $  (4,236,719)   $       --
               ------------  ----------    -------------    ----------
               $  4,236,719  $       --    $  (4,236,719)   $       --
               ------------  ----------    -------------    ----------


     126,542   $  4,144,079  $       --    $  (4,144,079)   $       --
               ------------  ----------    -------------    ----------
               $  4,144,079  $       --    $  (4,144,079)   $       --
               ------------  ----------    -------------    ----------

                                         Pioneer
                                         Tax Free
   Pioneer      Pioneer                Income Fund
  Municipal     Tax Free                Pro Forma                                                                     % of
 and Equity   Income Fund                Combined                                                                   Pro Forma
Income Trust   Principal    Pro Forma   Principal                                                                   Combined
   Shares      Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 ----------
                                                    Banks                                                              0.0%
                                                    Diversified Banks                                                  0.0%
    105,000                 (105,000)           --  Bank One Capital VI, 7.2%
    120,000                 (120,000)           --  Barclays Bank Plc, Series 2, 6.625%
    120,000                 (120,000)           --  HSBC Holdings Plc, Series A, 6.2%,
    170,579                 (170,579)           --  Royal Bank of Scotland Group Plc, Series Q,
                                                    6.75%
     71,000                  (71,000)           --  Wachovia Preferred Funding Corp., Series A,
                                                    7.25%



                                                    Thrifts & Mortgage Finance                                         0.0%
     56,980                  (56,980)           --  Countrywide Capital V, 7.0%
    171,677                 (171,677)           --  Fannie Mae, Series N, 6.75%
     57,000                  (57,000)           --  Freddie Mac, 5.81%
     39,000                  (39,000)           --  Freddie Mac, Series F, 5.0%
     58,000                  (58,000)           --  Freddie Mac, Series K, 5.79%



                                                    Total Banks

                                                    Diversified Financials                                             0.0%
                                                    Other Diversified Financial Services                               0.0%
     49,000                  (49,000)           --  ABN Amro Capital Fund Trust VII, 6.08%
    120,000                 (120,000)           --  Bank of America Corp., Series D, 6.204%
    120,000                 (120,000)           --  Deustche Bank Capital Funding Trust VIII,
                                                    6.375%
    150,000                 (150,000)           --  JPMorgan Chase Capital Trust XVI, 6.35%



                                                    Consumer Finance                                                   0.0%
     18,000                  (18,000)           --  MBNA Capital, Series D, 8.125%
     71,300                  (71,300)           --  SLM Holdings Corp., Series A, 6.97%



                                                    Investment Banking & Brokerage                                     0.0%
     57,000                  (57,000)           --  Bear Stearns Companies, Inc., Series F, 5.72%
     40,000                  (40,000)           --  Bear Stearns Companies, Inc., Series G,
                                                    5.49%
    100,000                 (100,000)           --  Lehman Brothers Holdings, Inc., 6.5%
     19,000                  (19,000)           --  Lehman Brothers Holdings, Inc., Series C,
                                                    5.94%
     50,800                  (50,800)           --  Lehman Brothers Holdings, Inc., Series D,
                                                    5.67%
     65,000                  (65,000)           --  Merrill Lynch Preferred Capital Trust IV, 7.12%
     87,000                  (87,000)           --  Merrill Lynch Preferred Capital Trust V, 7.28%



                                                    Total Diversified Financials

                                                    Insurance                                                          0.0%
                                                    Life & Health Insurance                                            0.0%
    159,000                 (159,000)           --  Scottish Re Group, Ltd., 7.25%

                                                    Property & Casualty Insurance                                      0.0%
    160,000                 (160,000)           --  ACE, Ltd., Series C, 7.8%
    161,000                 (161,000)           --  Berkley W.R. Capital Trust II, 6.75%



                                                    Reinsurance                                                        0.0%
    158,000                 (158,000)           --  Renaissance Holdings, Ltd., Series D, 6.6%

                                                    Total Insurance

                                                            Pioneer
                 Pioneer                                   Tax Free
   Pioneer      Municipal    Pioneer                      Income Fund
  Municipal    and Equity    Tax Free                      Pro Forma
 and Equity   Income Trust Income Fund                     Combined
Income Trust     Market       Market        Pro Forma       Market
   Shares         Value       Value      Adjustment (a)      Value
------------  ------------ -----------   --------------   -----------


     105,000  $  2,406,440    $--        $   (2,406,440)      $--
     120,000     2,606,400     --            (2,606,400)       --
     120,000     2,444,400     --            (2,444,400)       --
     170,579
                 3,551,455     --            (3,551,455)       --
      71,000
                 1,610,990     --            (1,610,990)       --
              ------------    ---        --------------       ---
              $ 12,619,685    $--        $  (12,619,685)      $--
              ------------    ---        --------------       ---

      56,980  $    635,892    $--        $     (635,892)      $--
     171,677     4,077,329     --            (4,077,329)       --
      57,000     2,351,250     --            (2,351,250)       --
      39,000     1,341,600     --            (1,341,600)       --
      58,000     2,328,700     --            (2,328,700)       --
              ------------    ---        --------------       ---
              $ 10,734,771    $--        $  (10,734,771)      $--
              ------------    ---        --------------       ---
              $ 23,354,456    $--        $  (23,354,456)      $--
              ------------    ---        --------------       ---


      49,000  $    910,420    $--        $     (910,420)      $--
     120,000     2,604,000     --            (2,604,000)       --
     120,000
                 2,520,000     --            (2,520,000)       --
     150,000     3,102,000     --            (3,102,000)       --
              ------------    ---        --------------       ---
              $  9,136,420    $--        $   (9,136,420)      $--
              ------------    ---        --------------       ---

      18,000  $    445,500    $--        $     (445,500)      $--
      71,300     2,879,807     --            (2,879,807)       --
              ------------    ---        --------------       ---
              $  3,325,307    $--        $   (3,325,307)      $--
              ------------    ---        --------------       ---

      57,000  $  2,069,100    $--        $   (2,069,100)      $--
      40,000
                 1,432,000     --            (1,432,000)       --
     100,000     2,163,000     --            (2,163,000)       --
      19,000
                   793,250     --              (793,250)       --
      50,800
                 1,831,848     --            (1,831,848)       --
      65,000     1,422,864     --            (1,422,864)       --
      87,000     1,913,130     --            (1,913,130)       --
              ------------    ---        --------------       ---
              $ 11,625,192    $--        $  (11,625,192)      $--
              ------------    ---        --------------       ---
              $ 24,086,919    $--        $  (24,086,919)      $--
              ------------    ---        --------------       ---


     159,000  $  1,160,700    $--        $   (1,160,700)      $--
              ------------    ---        --------------       ---

     160,000  $  3,824,000    $--        $   (3,824,000)      $--
     161,000     3,330,396     --            (3,330,396)       --
              ------------    ---        --------------       ---
              $  7,154,396    $--        $   (7,154,396)      $--
              ------------    ---        --------------       ---

     158,000  $  2,929,320    $--        $   (2,929,320)      $--
              ------------    ---        --------------       ---
              $ 11,244,416    $--        $  (11,244,416)      $--
              ------------    ---        --------------       ---

                                         Pioneer
                                         Tax Free
   Pioneer      Pioneer                Income Fund
  Municipal     Tax Free                Pro Forma                                                                     % of
 and Equity   Income Fund                Combined                                                                   Pro Forma
Income Trust   Principal    Pro Forma   Principal                                                                   Combined
   Shares      Amount ($)  Adjustment   Amount ($)                                                                 Net Assets
------------  -----------  ----------  -----------                                                                 ----------
                                                    Real Estate                                                        0.0%
                                                    Diversification Real Estate Investment Trust                       0.0%
      32,440                  (32,440)         --   PS Business Parks, Inc., Series I, 6.875%
      13,000                  (13,000)         --   PS Business Parks, Inc., Series L, 7.6%
     119,200                 (119,200)         --   PS Business Parks, Inc., Series P, 6.7%



                                                    Industrial Real Estate Investment Trust                            0.0%
    40,000                  (40,000)         --     Prologis Trust, Series G, 6.75%

                                                    Office Real Estate Investment Trust                                0.0%
    15,000                  (15,000)         --     Brandywine Realty Trust, Series C, 7.5%
    34,500                  (34,500)         --     Brandywine Realty Trust, Series D, 7.375%



                                                    Retail Real Estate Investment Trust                                0.0%
    94,000                  (94,000)         --     Regency Centers Corp., Series C, 7.45%
    53,500                  (53,500)         --     Regency Centers Corp., Series E, 6.7%



                                                    Specialized Real Estate Investment Trust                           0.0%
   118,000                 (118,000)         --     Public Storage, Inc., Series L, 6.75%

                                                    Total Real Estate

                                                    Utilities                                                          0.0%
                                                    Electric Utilities                                                 0.0%
    98,000                  (98,000)         --     Alabama Power Co., 5.3%
   113,000                 (113,000)         --     Alabama Power Co., 5.83%
    78,000                  (78,000)         --     Interstate Power and Light Co., Series B,
                                                    8.375%
    40,000                  (40,000)         --     Mississippi Power Co., 5.25%
     7,700                   (7,700)         --     PPL Electric Utilities Corp., 4.5%
    73,000                  (73,000)         --     Southern California Edison Co., 4.32%
    94,000                  (94,000)         --     Virginia Power Capital Trust II, 7.375%



                                                    Gas Utilities                                                      0.0%
    62,000                  (62,000)         --     Southern Union Co., Series C, 7.55%

                                                    Total Utilities

                                                    TOTAL NON-CONVERTIBLE PREFERRED
                                                    STOCKS

                                                    CONVERTIBLE PREFERRED STOCKS                                       0.0%
                                                    Capital Goods                                                      0.0%
                                                    Aerospace & Defense
    15,000                  (15,000)         --     Northrop Grumman Corp., 7.0%

                                                    Total Capital Goods

                                                    Commercial Services & Supplies                                     0.0%
                                                    Office Services & Supplies
    60,000                  (60,000)         --     Avery Dennison Corp., 7.875%

                                                    Total Commercial Services & Supplies

                                                    Diversified Financials                                             0.0%
                                                    Other Diversified Financial Services
   161,000                 (161,000)         --     Lazard, Ltd., 6.625%

                                                    Total Diversified Financials

                                                    Insurance                                                          0.0%
                                                    Property & Casualty Insurance
    47,919                  (47,919)         --     XL Capital, Ltd., Class A, 7.0%

                                                    Total Insurance

                                                            Pioneer
                 Pioneer                                   Tax Free
   Pioneer      Municipal    Pioneer                      Income Fund
  Municipal    and Equity    Tax Free                      Pro Forma
 and Equity   Income Trust Income Fund                     Combined
Income Trust     Market       Market        Pro Forma       Market
   Shares         Value       Value      Adjustment (a)      Value
------------  ------------ -----------   --------------   -----------


      32,440  $    622,848    $--        $   (622,848)        $--
      13,000       273,520     --            (273,520)         --
     119,200     2,260,032     --          (2,260,032)         --
              ------------    ---        ------------         ---
              $  3,156,400    $--        $ (3,156,400)        $--
              ------------    ---        ------------         ---

      40,000  $    840,800    $--        $   (840,800)        $--
              ------------    ---        ------------         ---

      15,000  $    306,600    $--        $   (306,600)        $--
      34,500       683,100     --            (683,100)         --
              ------------    ---        ------------         ---
              $    989,700    $--        $   (989,700)        $--
              ------------    ---        ------------         ---

      94,000  $  2,072,700    $--        $ (2,072,700)        $--
      53,500     1,051,810     --          (1,051,810)         --
              ------------    ---        ------------         ---
              $  3,124,510    $--        $ (3,124,510)        $--
              ------------    ---        ------------         ---

     118,000  $  2,318,700    $--        $ (2,318,700)        $--
              ------------    ---        ------------         ---
              $ 10,430,110    $--        $(10,430,110)        $--
              ------------    ---        ------------         ---


      98,000  $  2,067,800    $--        $ (2,067,800)        $--
     113,000     2,502,950     --          (2,502,950)         --
      78,000
                 2,320,500     --          (2,320,500)         --
      40,000       926,000     --            (926,000)         --
       7,700       645,645     --            (645,645)         --
      73,000     1,423,500     --          (1,423,500)         --
      94,000     2,262,990     --          (2,262,990)         --
              ------------    ---        ------------         ---
              $ 12,149,385    $--        $(12,149,385)        $--
              ------------    ---        ------------         ---

      62,000  $  1,528,300    $--        $ (1,528,300)        $--
              ------------    ---        ------------         ---
              $ 13,677,685    $--        $(13,677,685)        $--
              ------------    ---        ------------         ---

              $ 91,174,384    $--        $(91,174,384)        $--
              ------------    ---        ------------         ---



      15,000  $  2,184,750    $--        $ (2,184,750)        $--
              ------------    ---        ------------         ---
              $  2,184,750    $--        $ (2,184,750)        $--
              ------------    ---        ------------         ---


      60,000  $  3,120,000    $--        $ (3,120,000)        $--
              ------------    ---        ------------         ---
              $  3,120,000    $--        $ (3,120,000)        $--
              ------------    ---        ------------         ---


     161,000  $  5,615,680    $--        $ (5,615,680)        $--
              ------------    ---        ------------         ---
              $  5,615,680    $--        $ (5,615,680)        $--
              ------------    ---        ------------         ---


      47,919  $    911,419    $--        $   (911,419)        $--
              ------------    ---        ------------         ---
              $    911,419    $--        $   (911,419)        $--
              ------------    ---        ------------         ---

                                           Pioneer
                                           Tax Free                                                           Pioneer
 Pioneer         Pioneer                  Income Fund                                                        Municipal
Municipal       Tax Free                  Pro Forma                                            % of         and Equity
and Equity     Income Fund                  Combined                                          Pro Forma     Income Trust
Income Trust    Principal     Pro Forma    Principal                                          Combined         Market
 Shares         Amount ($)   Adjustment    Amount ($)                                        Net Assets        Value
-----          -----------   ----------   -----------                                        ----------   ---------------
                                                        TOTAL CONVERTIBLE PREFERRED STOCKS                $    11,831,849
                                                                                                          ---------------
                                                        TOTAL INVESTMENTS IN SECURITIES           90.2%   $   583,080,474
                                                                                                          ---------------
                                                        OTHER ASSETS AND LIABILITIES               9.8%   $     6,920,317
                                                                                                          ---------------
                                                        PREFERRED SHARES AT REDEMPTION
                                                        VALUE, INCLUDING DIVIDENDS PAYABLE         0.0%      (176,369,655)
                                                                                                          ---------------
                                                        TOTAL NET ASSETS                         100.0%   $   413,631,136
                                                                                                          ---------------
                                                        TOTAL INVESTMENT AT COST                          $   571,436,247
                                                                                                          ---------------
                                                        *    Non-income producing security
                                                        RIB  Residual Interest Bonds
                                                        (a)  All of Pioneer Municipal
                                                             and Equity Income Trust's
                                                             non-municipal securities
                                                             are assumed to be
                                                             liquidated for cash, with
                                                             proceeds largely being
                                                             used to redeem out the
                                                             preferred shareowners.
                                                        (b)  Reflects costs of the Merger.

                                                    Pioneer
                                                    Tax Free
 Pioneer         Pioneer                          Income Fund
Municipal       Tax Free                           Pro Forma
and Equity     Income Fund                         Combined
Income Trust      Market        Pro Forma           Market
 Shares           Value       Adjustment (a)        Value
-----         -------------   --------------   ---------------
              $         --    $  (11,831,849)  $           --
              ------------    --------------   --------------
              $562,961,511    $ (266,496,504)  $  879,545,481
              ------------    --------------   --------------
              $ (1,238,466)   $   90,126,849   $   95,603,700(b)
              ------------    --------------   --------------

                        --       176,369,655               --
              ------------    --------------   --------------
              $561,723,045    $                $  975,149,181
              ------------    --------------   --------------
              $562,031,318    $                $1,133,467,565
              -----------     --------------   --------------

Pro Forma Combined Statement of Assets and Liabilities
December 31, 2007
(unaudited)

                                                                     Pioneer                  Pioneer Tax Free      Pioneer Tax Free
                                                                  Municipal and    Pioneer       Income Fund           Income Fund
                                                                  Equity Income    Tax Free       Pro Forma             Pro Forma
                                                                      Trust      Income Fund     Adjustments             Combined
                                                                  -------------  ------------ ---------------       ----------------
ASSETS:
 Investment in securities, at value (Cost $571,436,247 and
  $562,031,318, respectively)                                     $583,080,474   $562,961,511   $(266,496,504)(c)     $879,545,481
 Cash                                                                2,590,966                     89,899,891(c)        92,490,857
 Receivables -
  Investment securities sold                                                --         46,132                               46,132
  Fund shares sold                                                          --      1,380,533                            1,380,533
  Dividends and interest                                             6,076,851      7,194,031                           13,270,882
  Due from Pioneer Investment Management, Inc.                              --             --                                   --
 Prepaid expenses                                                       21,525                                              21,525
 Other                                                                   9,793         51,920              --               61,713
                                                                  ------------   ------------   -------------         ------------
   Total assets                                                   $591,779,609   $571,634,127   $(176,596,613)        $986,817,123
                                                                  ------------   ------------   -------------         ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                 $  1,137,003   $  2,442,445   $                     $  3,579,448
  Fund shares repurchased                                                   --      1,529,115                            1,529,115
  Upon return of securities loaned                                          --             --                                   --
  Dividends                                                                         1,185,830                            1,185,830
 Unrealized depreciation on interest rate swaps                        226,958             --        (226,958)(c)               --
 Administration fee payable                                             32,045             --                               32,045
 Due to bank                                                                --      4,640,780                            4,640,780
 Due to PIMSS and PFD                                                  310,913         62,048                              372,961
 Accrued expenses                                                       71,899         50,864         205,000(b)           327,763
                                                                  ------------   ------------   -------------         ------------
   Total liabilities                                              $  1,778,818   $  9,911,082   $     (21,958)        $ 11,667,942
                                                                  ------------   ------------   -------------         ------------
PREFERRED SHARES AT REDEMPTION VALUE:
 $25,000 Liquidation value per share applicable to 7,050 shares,
  including dividends payable of $119,655                         $176,369,655   $         --   $(176,369,655)        $         --
                                                                  ------------   ------------   -------------         ------------
NET ASSETS:
 Paid-in capital                                                  $406,036,048   $570,120,050   $          --         $976,156,098
 Undistributed/distributions in excess of, net investment income    (1,165,172)       284,485        (205,000)(b)       (1,085,687)
 Accumulated net realized gain (loss) on investments and
  interest rate swaps                                               (2,657,009)    (9,611,683)      8,749,550(c)        (3,519,142)
 Net unrealized gain on investments                                 11,644,227        930,193      (8,976,508)(c)        3,597,912
 Net unrealized loss on interest rate swaps                           (226,958)            --         226,958(c)                --
                                                                  ------------   ------------   -------------         ------------
   Total net assets                                               $413,631,136   $561,723,045   $    (205,000)        $975,149,181
                                                                  ------------   ------------   -------------         ------------
NET ASSETS BY CLASS:                                              $413,631,136   $         --    (413,631,136)(a)(b)  $         --
                                                                  ============   ============                         ============
 Class A                                                          $         --   $313,705,643     413,426,136(a)(b)   $727,131,779
                                                                  ============   ============                         ============
 Class B                                                          $         --   $ 14,622,470                         $ 14,622,470
                                                                  ============   ============                         ============
 Class C                                                          $         --   $ 13,580,501              --         $ 13,580,501
                                                                  ============   ============                         ============
 Class Y                                                          $         --   $219,814,431              --         $219,814,431
                                                                  ============   ============                         ============
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)               28,706,981                    (28,706,981)(a)
                                                                  ============   ============      37,145,655(a)        65,325,507
 Class A                                                                    --     28,179,852                         ============
                                                                  ============   ============              --            1,324,866
 Class B                                                                    --      1,324,866                         ============
                                                                  ============   ============              --            1,239,065
 Class C                                                                    --      1,239,065                         ============
                                                                  ============   ============              --           19,858,193
 Class Y                                                                    --     19,858,193                         ============
                                                                  ============   ============                         $         --
NET ASSET VALUE PER SHARE:                                        $      14.41   $         --                         ============
                                                                  ============   ============                         $      11.13
 Class A                                                          $         --   $      11.13                         ============
                                                                  ============   ============                         $      11.04
 Class B                                                          $         --   $      11.04                         ============
                                                                  ============   ============                         $      10.96
 Class C                                                          $         --   $      10.96                         ============
                                                                  ============   ============                         $      11.07
 Class Y                                                          $         --   $      11.07                         ============
                                                                  ============   ============
MAXIMUM OFFERING PRICE:
 Class A                                                          $         --   $      11.65                         $      11.65
                                                                  ============   ============                         ============


(a) Shares of Pioneer Municipal and Equity Income Trust are exchanged for Class A shares of Pioneer Tax Free Income Fund.
(b)  Reflects one-time cost related to the Merger.
(c) All of Pioneer Municipal and Equity Income Trust's non-municipal securities are assumed to be liquidated for cash, with proceeds largely being used to redeem out the preferred shareowners. Remaining proceeds are held as cash.

            See accompanying notes to pro forma financial statements.

Pro Forma Combined Statement of Operations
For the Year ended December 31, 2007
(unaudited)

                                                             Pioneer                        Tax Free            Tax Free
                                                            Municipal       Pioneer       Income Fund         Income Fund
                                                           and Equity       Tax Free       Pro Forma           Pro Forma
                                                          Income Trust    Income Fund     Adjustments           Combined
                                                         -------------   -------------   ------------         -------------
INVESTMENT INCOME:
 Dividends                                               $  14,353,391   $          --                        $  14,353,391
 Interest                                                   19,419,376      30,943,440                           50,362,816
                                                         -------------   -------------                        -------------
   Total investment income                               $  33,772,767   $  30,943,440                        $  64,716,207
                                                         -------------   -------------                        -------------
EXPENSES:
 Management fees                                         $   3,774,201   $   2,985,435   $ (1,718,491)(a)     $   5,041,145
 Transfer agent fees                                           433,901              --       (433,901)(a)                --
 Class A                                                            --         233,111        397,600(a)            630,711
 Class B                                                            --          19,721             --                19,721
 Class C                                                            --          10,786             --                10,786
 Class Y                                                            --           3,597             --                 3,597
 Distribution fees
 Class A                                                            --         833,565      1,152,346(a)          1,985,911
 Class B                                                            --         161,084             --               161,084
 Class C                                                            --         136,632             --               136,632
 Administrative fees                                           498,745         142,272       (395,960)(a)           245,057
 Custodian fees                                                 39,602          21,196         60,798
 Registration fees                                              25,447          70,573         96,020
 Professional fees                                             363,119          66,468       (357,832)(b)            71,755
 Printing expense                                               56,967          21,590        (43,557)(b)            35,000
 Interest expense                                                   --           4,392                                4,392
 Auction agent fees                                            467,965              --       (467,965)(c)                --
 Pricing fees                                                   19,679              --        (19,679)(c)                --
 Insurance fees                                                 12,589              --        (12,589)(b)                --
 Fees and expenses of nonaffiliated trustees                    24,684          11,476        (11,160)(b)            25,000
 Miscellaneous                                                  19,170          37,032        196,065(b)(d)         252,267
                                                         -------------   -------------   ------------         -------------
   Total expenses                                        $   5,736,069   $   4,758,930     (1,715,123)        $   8,779,876
   Less fees paid indirectly                                      (523)        (12,492)                             (13,015)
                                                         -------------   -------------   ------------         -------------
   Net expenses                                          $   5,735,546   $   4,746,438   $ (1,715,123)        $   8,766,861
                                                         -------------   -------------   ------------         -------------
    Net investment income (loss)                         $  28,037,221   $  26,197,002   $  1,715,123         $  55,949,346
                                                         -------------   -------------   ------------         -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND INTEREST RATE SWAPS:
 Net realized gain from:
  Investments                                            $  (2,091,500)  $   1,855,800   $  8,976,508(e)      $   8,740,808
  Interest rate swaps                                          844,165                       (226,958)(e)           617,207
                                                         -------------   -------------   ------------         -------------
                                                         $  (1,247,335)  $   1,855,800   $  8,749,550         $   9,358,015
                                                         -------------   -------------   ------------         -------------
 Change in net unrealized gain or loss from:
  Investments                                            $ (38,659,075)  $ (35,099,680)  $ (8,976,508)(e)     $ (82,735,263)
  Interest rate swaps                                       (1,843,939)                  $    226,958(e)         (1,616,981)
                                                         -------------   -------------   ------------         -------------
                                                         $ (40,503,014)  $ (35,099,680)  $ (8,749,550)        $ (84,352,244)
                                                         -------------   -------------   ------------         -------------
  Net gain on investments and interest rate swaps        $ (41,750,349)  $ (33,243,880)  $         --         $ (74,994,229)
                                                         -------------   -------------   ------------         -------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
 SHAREOWNERS FROM:
 Net Investment Income                                   $  (7,899,822)  $          --   $  7,899,822(f)      $
 Net Realized Gains                                           (908,387)             --        908,387(f)                 --
                                                         -------------   -------------   ------------         -------------
  Total distributions                                    $  (8,808,209)  $          --      8,808,209         $          --
                                                         -------------   -------------   ------------         -------------
  Net increase in net assets resulting from operations   $ (22,521,337)  $  (7,046,878)  $ 10,523,332         $ (19,044,883)
                                                         =============   =============   ============         =============

(a) Expenses and expense limitations conformed to the Pioneer Tax Free Income Fund's contracts with affiliated parties.
(b)  Reflects reduction in expenses due to elimination of duplicate services.
(c)  Reflects the elimination of expenses related to preferred shares.
(d)  Includes costs of the Merger.
(e) Represents realized gains triggered from the sale of Pioneer Municipal and Equity Income Trust's non-municipal holdings.
(f) Represents the redemption of Pioneer Municipal and Equity Income Trust's Preferred shareowners.

           See accompanying notes to pro forma financial statements.

Notes to Pro Forma Combined Financial Statements
December 31, 2007
(unaudited)

1.   Description of the Fund

     Pioneer Tax Free Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek as high a level of current income exempt from federal income taxes, as possible consistent with the preservation of capital.

     The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plan that has been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

2.   Basis of Combination

     The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed merger of Pioneer Municipal and Equity Income Trust with and in to the Fund (the "Merger"), as if such Merger had taken place as of January 1, 2007.

     Under the terms of an Agreement and Plan of Merger between these two funds, the combination of the Fund and Pioneer Municipal and Equity Income Trust will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The Merger will be accomplished by an acquisition of the net assets of Pioneer Municipal and Equity Income Trust in exchange for Class A Shares of the Fund at its net asset value. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer Municipal and Equity Income Trust have been combined as of and for the most recent twelve months ended December 31, 2007. Following the Merger, the Fund will be the accounting survivor. Pioneer Municipal and Equity Income Trust will bear the costs of preparing and printing all documents related to the Merger, as well as its own costs incurred in connection with the merger, including costs associated with redeeming out the preferred shareowners. The Fund will bear its own costs occurred in connection with the Merger. These costs are reflected in the pro forma financial statements.

     These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer Municipal and Equity Income Trust included in their respective annual reports to shareowners dated December 31 and November 30, 2007, respectively. The schedules of investments and the statements of assets and liabilities have been shown to reflect the liquidation of Pioneer Municipal and Equity Income Trust's non-municipal holdings for cash, with proceeds largely being used to fund the redemption of the Preferred Shareowners. The statements of operations reflect the realized gain from the sale of Pioneer Municipal and Equity Income Trust's non-municipal holdings and other adjustments made to expenses for Pioneer affiliate contractual rates and for duplicate services that would not have been incurred if the Merger took place on January 1, 2007.

3.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees. The Fund also may use the fair value of a security including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2007, there were no securities fair valued. Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend, date except that certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis.

4.   Capital Shares

     The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2007, in connection with the proposed Merger. The number of shares assumed to be issued is equal to the net assets of Pioneer Municipal and Equity Income Trust, as of December 31, 2007, divided by the net asset value the Fund's Class A Shares as of December 31, 2007. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2007:

-----------------------------------------------------------------------------------
                      Shares of       Additional Shares
                       The Fund        Assumed Issued      Total Outstanding Shares
Class of Shares    Pre-Combination        In Merger            Post-Combination
-----------------------------------------------------------------------------------
Class A               28,179,852         37,145,655               65,325,507
-----------------------------------------------------------------------------------
Class B                1,324,866                 --                1,324,866
-----------------------------------------------------------------------------------
Class C                1,239,065                 --                1,239,065
-----------------------------------------------------------------------------------
Class Y               19,858,193                 --               19,858,193
-----------------------------------------------------------------------------------

5.   Management Agreement

     Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, the Fund's investment adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% on assets over $750 million. Prior to January 1, 2008, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million. For the year ended December 31, 2007, the net management fee was equivalent to 0.47% of average net assets.

     Through September 30, 2011, PIM has agreed not to impose its management fee and to assume operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.89% of the average daily net assets attributable to Class A shares.

6.   Federal Income Taxes

     Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                     PART C

                                OTHER INFORMATION
                          PIONEER TAX FREE INCOME FUND


ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer Tax Free Income Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 2-57653 and 811-02704), as filed with the Securities and Exchange Commission on April 29, 2008 (Accession No. 0000202679-08-000012), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)           Amended and Restated Agreement and Declaration of Trust                                     (**)
(1)(b)           Establishment and Designation of Class B Shares                                             (1)
(1)(c)           Establishment and Designation of Class C Shares                                             (2)
(1)(d)           Establishment and Designation of Class Y Shares                                             (6)
(2)              Amended and Restated By-Laws                                                                (**)
(3)              Not applicable
(4)              Form of Agreement and Plan of Merger                                                        (*)
(5)              Reference is made to Exhibits (1) and (2) hereof
(6)(a)           Amended and Restated Management Contract between the Registrant and Pioneer Investment      (**)
                 Management, Inc.
(6)(b)           Form of Expense Limit Agreement                                                             (**)
(7)(a)           Underwriting Agreement between the Registrant and Pioneer Funds Distributor,                (3)
                 Inc.
(7)(b)           Dealer Sales Agreement                                                                      (6)
(8)               Not applicable
(9)(a)           Custodian Agreement between the Registrant and Brown Brothers Harriman &                    (5)
                 Co.
(9)(b)           Amended Appendix A to Custodian Agreement                                                   (6)
(10)(a)          Pioneer Funds Distribution Plan                                                             (7)
(10)(b)          Multi-class Plan Pursuant to Rule 18f-3                                                     (4)
(11)             Opinion of Counsel (legality of securities being offered)                                   (**)
(12)             Form of opinion as to tax matters and consent                                               (**)
(13)(a)          Investment Company Service Agreement  between the Registrant and Pioneer Investment         (5)
                 Management Shareholder Services, Inc.
(13)(b)          Amended Exhibit A to Investment Company Service Agreement                                   (5)
(13)(c)          Amended and Restated Administration Agreement  between the Registrant and Pioneer           (**)
                 Investment Management, Inc.
(14)             Consent of Independent Registered Public Accounting Firm                                    (**)
(15)             Not applicable
(16)             Power of Attorney                                                                           (**)
(17)(a)          Code of Ethics - Pioneer Investment Management, Inc.                                        (4)
(17)(b)          Code of Ethics - Pioneer Funds                                                              (4)
(17)(c)          Code of Ethics - Pioneer Funds Distributor, Inc.                                            (4)
(17)(d)          Form of Proxy Card                                                                          (**)
(17)(e)          Prospectus for Class A Shares, Class B Shares and Class C Shares of Pioneer Tax             (**)
                 Free Income Fund dated May 1, 2008 (as revised May 9, 2008) and Statement of

                 Additional Information for Class A Shares, Class B Shares, Class C Shares and
                 Class Y Shares of Pioneer Tax Free Income Fund dated May 1, 2008
(17)(f)          Annual Report of Pioneer Tax Free Income Fund for the fiscal year ended December 31, 2007   (**)
(17)(g)          Annual Report of Pioneer Municipal and Equity Income Trust for the fiscal year ended        (**)
                 November 30, 2007

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement") (File Nos. 2-57653; 811-02704) as filed with the Securities and Exchange Commission (the "SEC") on April 26, 1995 (Accession No. 0000202679-95-000010).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 35 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on April 26, 1996 (Accession No. 0000202679-96-000011).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 46 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on May 1, 2002 (Accession No. 0000202679-02-000012).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 51 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on April 29, 2005 (Accession No. 0001016964-05-000189).

(5) Previously filed. Incorporated herein by reference from the exhibit filed with Post-Effective Amendment No. 52 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on April 28, 2006 (Accession No. 0000831120-06-000024).

(6) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 53 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on April 30, 2007 (Accession No. 0000908996-07-000010)

(7) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 54 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on April 29, 2008 (Accession No. 0000202679-08-000012)

(*) Attached as Exhibit A to the combined Proxy Statement/Prospectus.

(**) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 18th day of June, 2008.

                       PIONEER TAX FREE INCOME FUND

                       By:        /s/ Daniel K. Kingsbury
                                  ----------------------------------
                                  Name:  Daniel K. Kingsbury
                                  Title: Trustee and Executive Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                Title                                                 Date
---------                                -----                                                 ----

/s/ John F. Cogan, Jr.*                  Chairman of the Board, Trustee and President          June 18, 2008
-----------------------
John F. Cogan, Jr

/s/ Mark E. Bradley                      Chief Financial Officer and Treasurer                 June 18, 2008
-------------------                      (Principal Financial and Accounting Officer)
Mark E. Bradley

/s/ Daniel K. Kingsbury                  Trustee and Executive Vice President                  June 18, 2008
-----------------------
Daniel K. Kingsbury

/s/ David R. Bock*                       Trustee                                               June 18, 2008
------------------
David R. Bock

/s/ Mary K. Bush*                        Trustee                                               June 18, 2008
-----------------
Mary K. Bush

/s/ Benjamin M. Friedman*                Trustee                                               June 18, 2008
-------------------------
Benjamin M. Friedman

/s/ Margaret B.W. Graham*                Trustee                                               June 18, 2008
-------------------------
Margaret B.W. Graham

/s/ Thomas J. Perna*                     Trustee                                               June 18, 2008
--------------------
Thomas J. Perna

/s/ Marguerite A. Piret*                 Trustee                                               June 18, 2008
------------------------
Marguerite A. Piret

/s/ John Winthrop*                       Trustee                                               June 18, 2008
------------------
John Winthrop

* By:       /s/ Daniel K. Kingsbury
            -----------------------
            Daniel K. Kingsbury, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.        Description
-----------        -----------
(1)(a)           Amended and Restated Agreement and Declaration of Trust
(2)              Amended and Restated By-Laws
(6)(a)           Amended and Restated Management Contract between the Registrant and Pioneer
                 Investment Management, Inc.
(6)(b)           Form of Expense Limit Agreement
(11)             Opinion of Counsel (legality of securities being offered)
(12)             Form of opinion as to tax matters and consent
(13)(c)          Amended and Restated Administration Agreement between the Registrant and
                 Pioneer Investment Management, Inc.
(14)             Consent of Independent Registered Public Accounting Firm
(16)             Power of Attorney
(17)(d)          Form of Proxy Card
(17)(e)          Prospectus for Class A Shares, Class B Shares and Class C Shares of Pioneer Tax
                 Free Income Fund dated May 1, 2008 (as revised May 9, 2008) and Statement of
                 Additional Information for Class A Shares, Class B Shares, Class C Shares and
                 Class Y Shares of Pioneer Tax Free Income Fund dated May 1, 2008
(17)(f)          Annual Report of Pioneer Tax Free Income Fund for the fiscal year ended
                 December 31, 2007
(17)(g)          Annual Report of Pioneer Municipal and Equity Income Trust for the fiscal year ended November 30, 2007